UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2012

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate*
Inflation Protected Securities
Short Duration Government
Short Duration Income

*Effective July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.

Goldman Sachs Short Duration and Government Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	HIGH QUALITY FLOATING RATE

■	INFLATION PROTECTED SECURITIES

■	SHORT DURATION GOVERNMENT

■	SHORT DURATION INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	34

Financial Statements	70

Financial Highlights	78

Notes to Financial Statements	90

Other Information	115

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Enhanced Income Fund invests primarily in a portfolio of U.S. dollar denominated securities, including non-mortgage U.S. government securities, corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

The Goldman Sachs Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). The Fund’s investments in foreign securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Goldman Sachs Inflation Protected Securities Fund invests primarily in inflation protected securities (IPS) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. IPS are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of IPS is not guaranteed, and will fluctuate in response to changes in real interest rates. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If deflation were to occur, IPS would likely decline in price. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares.

The Goldman Sachs Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

The Goldman Sachs Short Duration Income Fund invests primarily in U.S. or foreign fixed income securities, including U.S. government securities, corporate debt securities, collateralized loan obligations, agency and privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities, bank loans and emerging countries debt. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. The Fund’s investments in other investment companies subject it to additional expenses. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and Government Fixed Income Funds

Market Review

Fixed income market performance during the six months ended September 30, 2012 (the “Reporting Period”) was strong but volatile, as corporate bonds and other riskier sectors of the market posted solid gains even as government bond yields fell to new lows.

Riskier fixed income assets, i.e., non-U.S. Treasury sectors, began the Reporting Period under pressure, as U.S. economic data softened in April after a strong start to the year 2012. In particular, March payroll data released in early April showed a significant slowing in job gains. In January and February, payrolls had climbed by more than 200,000 jobs per month, but the March report showed a gain of just more than 100,000 jobs. That report set the tone for April fixed income performance, as U.S. Treasury yields declined, and non-U.S. Treasury sectors underperformed. (Remember, there is usually an inverse relationship between bond prices and yield movements, such that bond prices rise when yields decline and vice versa.)

The performance trend continued in May, as the benchmark 10-year U.S. Treasury yield fell to a new low of 1.56%, and non-U.S. Treasury sectors of the fixed income market continued to perform poorly. Economic data was again a key driver of the weakness in riskier assets, as U.S. payrolls added just 69,000 jobs, less than half the expected gain. Concerns about Europe, and the health of the Spanish banking system in particular, also weighed on investors’ risk appetites. Although Spain announced several measures in May to support its banks, Spanish government bond yields spiked on investor worries about the country’s ability to support its banks given its own debt challenges.

June marked a turning point for non-U.S. Treasury sectors, although U.S. Treasury yields continued to decline. Developments in Europe were again a key driver of risk sentiment, as Greece held a presidential election that raised concerns about the country potentially exiting the Eurozone, and Spain finally appealed to the European Union for assistance for its banking system. Continued weakness in U.S. and global economic data also weighed on sentiment. As a result, U.S. Treasury yields continued to decline, but non-U.S. Treasury sectors gained ground during the month as Greece elected a pro-Eurozone administration and the European Union agreed to provide support to Spain’s banking system. Even as government bond yields hit new record lows, investors began moving back into higher-yielding corporate and emerging market bonds.

Non-U.S. Treasury sectors continued to outperform U.S. Treasuries through the remainder of the Reporting Period, largely as a function of the market searching for yield in an environment of extremely low interest rates. In addition, market expectations for more quantitative easing by the U.S. Federal Reserve (the “Fed”) increased in August in light of minutes from the August 1, 2012 Federal Open Market Committee meeting and Fed Chairman Ben Bernanke’s speech at the Fed’s annual conference in Jackson Hole, Wyoming. Overall economic growth in the U.S. remained sluggish, with housing a key exception as the Standard & Poor’s/Case-Shiller Home Price Index data showed the strongest house price gains since the index’s inception.

In September, the Fed exceeded most expectations for additional quantitative easing, with an announcement of open-ended asset purchases, dubbed QE3, and an extension of the likely period of low short-term interest rates from mid-2014 to at least mid-2015. With the Fed holding short-term interest rates at low levels, demand for higher yielding sectors remained strong. As evidence, the high yield corporate bond sector received record investment inflows on a year-to-date basis during September.

MARKET REVIEW

Looking Ahead

Going forward, we believe aggressive central bank action may not provide much of a boost to global economic growth, but we think recent policy measures significantly reduce the downside risks. The Fed has committed to purchase bonds until the U.S. labor market improves substantially, while the European Central Bank has committed to unlimited bond purchases to preserve the euro. These open-ended commitments are a significant departure from previous central bank policies, which focused on specific amounts of bond purchases or liquidity support. We not only doubt these measures will have a significant positive effect on economic growth, but we also worry about the longer-term consequences of further central bank balance sheet expansion. However, in the intermediate term, we think the open-ended nature of the Fed and European Central Bank bond purchases has meaningfully reduced the probability — and the potential severity — of downside economic and market scenarios.

In the U.S., we believe economic growth could see some benefit if there is a reduction in downside scenarios related to Europe and resolution of the uncertainties related to the fiscal cliff and November elections. (The major components of the so-called fiscal cliff include tax increases and spending cuts totaling approximately $576 billion scheduled to take effect on January 1, 2013.) The U.S. corporate sector has continued to stockpile cash and defer hiring and investment as a form of self-insurance against risk and uncertainty. However, the timeline for resolving uncertainties around the fiscal cliff and election is finite in our view. One way or another, within a few months, businesses will have a much better sense of U.S. fiscal policy and the regulatory regime going forward. We think politicians will ultimately defer most of the impact of the fiscal cliff, leaving the U.S. with fiscal restraint1 of about 1.5% of Gross Domestic Product (“GDP”) in 2013, which is close to the level of fiscal restraint seen at the end of the Reporting Period. We believe the combination of a lower than feared fiscal impact, reduced risk of a crisis in Europe and the Fed’s additional support for the U.S. housing recovery should provide modest upside potential for U.S. economic growth in 2013.

China’s economic slowdown, on the other hand, remains a source of greater uncertainty, in our view, as policymakers attempt to transition the Chinese economy from growth driven by exports and investment to growth driven by domestic consumption. China’s leaders have said economic growth will slow, and policymakers are targeting GDP of 7.5% in their latest five-year plan, which is close to the economy’s growth rate over the first half of 2012. Policymakers appear to be taking a conservative approach to stimulating economic growth and are focusing on measures such as subsidies for energy-efficient appliances rather than large infrastructure projects. China has virtually no track record when it comes to stimulating consumption, thereby raising concerns the economic slowdown could be deeper than targeted. That said, we are cautious about overreacting to the short-term trend in Chinese economic growth given policymakers’ long-term focus and 7.5% GDP growth target. Should economic growth slow more significantly, we would expect additional policy responses.

[1]

Fiscal restraint in this context refers to the net dollar amount of tax increase and/or government spending decrease, expressed as a percent of the dollar amount of US GDP, for the purpose of indicating the size of the change in taxes and government spending relative to the size of the economy.

MARKET REVIEW

From an investment perspective, we believe the policy and economic growth backdrop anticipated for the coming months favors U.S. non-Treasury sectors. We think strong economic growth is probably the only scenario that could lead central banks to allow a significant rise in real yields, and we believe strong economic growth is a low probability. As a result, we expect yields on government bonds to generally remain in the range seen at the end of the Reporting Period, and we favor a tactical approach to duration management. We also think U.S. corporate credit valuations were attractive relative to fundamentals at the end of the Reporting Period, due largely to risk premiums for European tail risk. (Here, tail risk simply means the risk or probability of rare events.) Should European risk decline and government bond yields remain low as expected, we think U.S. corporate credit should benefit from investor demand for yield as well as from favorable fundamentals. In emerging markets, we do not see the slowdown in China leading to a boom/bust cycle in emerging countries broadly. We believe emerging market countries with good economic growth and strong balance sheets should continue to perform well.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, Institutional, Administration and IR Shares generated cumulative total returns, without sales charges, of 0.59%, 0.26%, 0.76%, 0.63% and 0.71%, respectively. These returns compare to the 0.14% cumulative total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated cumulative total returns of 0.11% and 0.18%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy contributed positively to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy generated mixed results, but also contributed positively to the Fund’s results during the Reporting Period overall. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst corporate bonds, covered bonds and government/agency securities also boosted results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with allocations to corporate bonds and covered bonds helping most. The positive effect of the Fund’s allocation to covered bonds, which are debt securities backed by cash flows from mortgage loans or public sector loans, was primarily seen late in the Reporting Period, as risk assets, or non-U.S. Treasury sectors, rallied during the third quarter of 2012. Partially offsetting this positive contribution was the detracting effect of an underweighted allocation to U.S. government securities, held during April and May 2012 when interest rates fell significantly on deteriorating economic data, political challenges in Europe and a possibility of a Greek exit from the European Union. An exposure to high quality spread, or non-U.S. Treasury, sectors also detracted from the Fund’s results early in the Reporting Period, as investors were then looking for more safe-haven assets. Developments in Europe in June, supported by additional easing from the European Central Bank and Federal Reserve (the “Fed”), pushed interest rates higher off of their historic lows and sparked a rally in risk assets later in the Reporting Period, and the Fund’s overweighted allocations to corporate bonds, covered bonds, asset-backed securities and agency securities then added value.

Our individual security selection strategies were the primary contributor to the Fund’s relative results during the Reporting Period, especially individual selection of corporate bonds, U.S. government securities and covered bonds. Within the corporate bond sector, a focus on short-dated, high credit quality issuers within the financials industry, added most to relative performance. Among U.S. government securities, a bias toward short-dated securities helped most.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning helped its results during the Reporting Period. A steeper yield curve bias benefited the Fund’s performance, particularly in September when aggressive quantitative easing by the Fed pushed the inflation premium at the long-term end of the yield curve higher. However, such positive contribution was partially offset by the detracting effect of having a shorter duration than the benchmark index, especially in the five-year segment of the U.S. Treasury yield curve, during the early months of the Reporting Period. Interest rates declined significantly during April and May 2012, with the 10-year U.S. Treasury yield dropping 66 basis points to 1.56%. (A basis point is 1/100th of a percentage point.) We shifted to a long duration position overall relative to the benchmark index in mid-June and extended the duration modestly further by the end of the Reporting Period. The Fund ended the Reporting Period with a longer duration position than the benchmark index. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund.
Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to U.S. government-guaranteed obligations, investment grade corporate bonds and covered bonds decreased during the Reporting Period. A corresponding increase in allocation was concentrated in U.S. Treasury securities and asset-backed securities. Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the benchmark index. We maintained that position through mid-June. We subsequently shifted to a longer duration position than the benchmark index, extending duration further by the end of September.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2012?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as asset-backed securities, covered bonds and investment grade corporate bonds. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	Goldman Sachs Enhanced Income Fund Composite Index[2]	Six-Month U.S. Treasury Bill Index[3]	One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	0.59%	0.14%	0.11%	0.18%	0.04%	0.04%
Class B	0.26	0.14	0.11	0.18	-0.52	-0.71
Institutional	0.76	0.14	0.11	0.18	0.38	0.38
Administration	0.63	0.14	0.11	0.18	0.13	0.13
Class IR	0.71	0.14	0.11	0.18	0.29	0.29

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Enhanced Income Fund Composite Index is an equal weight blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index.

[3]

The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.29%	1.16%	1.85%	2.50%	8/2/00
Class B	-4.63	0.30	N/A	0.63	6/20/07
Institutional	1.41	1.80	2.36	2.99	8/2/00
Administration	1.27	1.58	2.13	2.77	8/2/00
Class IR	1.32	N/A	N/A	0.60	7/30/10

[5]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years). Class B shares convert automatically to Class A shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Because Institutional Shares, Class IR Shares and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.69%
Class B	1.44	1.44
Institutional	0.35	0.35
Administration	0.60	0.60
Class IR	0.44	0.44

[6]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[7]

[7]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]

“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 2.83%, 2.45%, 2.44%, 3.07%, 2.74%, 2.96% and 2.77%, respectively. These returns compare to the 2.79% cumulative total return of the Fund’s benchmark, the Barclays Government/ Mortgage Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection within the collateralized sector contributed most positively to the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy also added value. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

The primary detractor from Fund performance was individual issue selection within the government/agency sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	During the Reporting Period, individual issue selection within the collateralized sector contributed most positively, particularly selection of agency mortgage-backed security pass-throughs. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) An emphasis on these securities during the months of May, June, July and early August—with a bias toward lower coupon securities—particularly helped.

Exposure to the agency mortgage-backed securities, non-agency mortgage-backed securities and asset-backed securities market sectors, implemented via our cross-sector strategy, also contributed positively to the Fund’s relative results, as riskier assets, or non-U.S. Treasury sectors, continued their rally from the beginning of 2012.

Security selection within the government/agency sector detracted from the Fund’s relative results during the Reporting Period. Specifically, selection of agency securities and U.S. government-guaranteed debt proved disappointing.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combination of the Fund’s duration and yield curve positioning had a modest positive impact on its results during the Reporting Period. The Fund’s longer U.S. duration than the Barclays Index proved helpful, as U.S. Treasury yields declined. While riskier assets did rally, the Fed implemented a third round of quantitative easing and extended its intention of maintaining low short-term interest rates through at least mid-2015. Amidst these conditions, investors continued to seek the perceived relative safety of U.S. Treasury securities as global concerns persisted. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve refers to the spectrum of maturities.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration, yield curve and country strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We extended the Fund’s duration, moving from a shorter-than-Barclays Index to a longer-than-Barclays Index duration, which proved beneficial as interest rates declined during the Reporting Period. We maintained the Fund’s overweighted exposure to non-agency mortgage-backed securities, which also was a driver of positive performance during the Reporting Period. The Fund also prudently held its substantial overweighting in agency mortgage-backed securities through much of the Reporting Period, as spreads, or the differential in yields between these securities and U.S. Treasuries, tightened considerably. Agency mortgage-backed securities outperformed U.S. Treasuries by 1.15% during the Reporting Period. We believed the Fed would re-enter the market and begin purchasing agency mortgages. Spreads tightened in anticipation of this Fed move, and we began unwinding the Fund’s position before the Fed actually announced its open-ended mortgage purchases. With the Fed’s announcement, agency mortgages’ spreads tightened even more. At the end of the Reporting Period, we had tactically shifted the Fund’s position, such that the Fund held a neutral to slightly overweight position in agency mortgage-backed securities relative to the Barclays Index, as the Fed had driven valuations, in our view, to be excessively rich.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2012?

A	At the end of September 2012, the Fund had an overweighted allocation relative to the Barclays Index in quasi-government securities, including agency non-government guaranteed securities and government-guaranteed corporate bonds. To a more modest degree, the Fund also had an overweighted allocation relative to the Barclays Index in asset-backed securities. The Fund was significantly underweighted relative to the benchmark index in U.S. government securities. Within the residential mortgage-backed securities sector, the Fund had exposure to agency collateralized mortgage obligations (“CMOs”), which are not a component of the Barclays Index, and was underweighted relative to the Barclays Index in mortgage-backed security pass-throughs. The Fund had a modestly longer duration than that of the Barclays Index at the end of the Reporting Period. The Fund had 23.1% of its net assets invested in short-term investments at the end of the Reporting Period.

FUND BASICS

Government Income Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	Barclays Government/ Mortgage Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.83%	2.79%	0.32%	0.19%
Class B	2.45	2.79	-0.41	-0.55
Class C	2.44	2.79	-0.40	-0.55
Institutional	3.07	2.79	0.67	0.53
Service	2.74	2.79	0.18	0.04
Class IR	2.96	2.79	0.57	0.44
Class R	2.77	2.79	0.09	-0.05

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.42%	4.57%	3.99%	5.55%	2/10/93
Class B	-2.45	4.19	3.75	5.28	5/1/96
Class C	1.65	4.59	3.62	4.64	8/15/97
Institutional	3.79	5.74	4.78	5.82	8/15/97
Service	3.20	5.20	4.25	5.29	8/15/97
Class IR	3.70	N/A	N/A	5.21	11/30/07
Class R	3.19	N/A	N/A	4.74	11/30/07

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.92%	1.00%
Class B	1.67	1.75
Class C	1.67	1.75
Institutional	0.58	0.66
Service	1.08	1.16
Class IR	0.67	0.75
Class R	1.17	1.25

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]

[6]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (FHLMC). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.22%, 0.50%, 0.25% and 0.45%, respectively. These returns compare to the 0.06% cumulative total return of the Fund’s new benchmark, the BofA ML Three Month U.S. Treasury Bill Index.* To compare, the Fund’s former benchmark, the Goldman Sachs Ultra-Short Duration Government Fund Composite Index (the “Ultra-Short Duration Government Composite Index”), posted a 0.14% cumulative total return during the same period. The Ultra-Short Duration Government Composite Index is comprised 50% of the BofA ML Six-Month U.S. Treasury Bill Index and 50% of the BofA ML One-Year U.S. Treasury Note Index, which generated cumulative total returns of 0.11% and 0.18%, respectively over the same period.

Q	Were there any changes to the Fund during the Reporting Period?

A	To enhance our ability to protect against rising rates and provide a competitive yield, the Goldman Sachs Ultra Short Duration Government Fund was renamed and repositioned as the Goldman Sachs High Quality Floating Rate Fund effective July 27, 2012. As of that date, the Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. While certain of the Fund’s investment strategies and policies changed and the Fund’s benchmark index changed, there was no change to the Fund’s investment objective or credit profile.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy was the primary positive contributor to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Bottom-up individual issue selection amongst agency mortgage-backed securities and agency debentures detracted from relative performance, mostly offset by the positive contribution made by individual issue selection amongst asset-backed securities and government securities.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with an allocation to agency mortgage-backed securities helping most, as the Federal Reserve (the “Fed”) made an open-ended commitment to buy $40 billion in mortgage-backed securities per month and extended its Operation Twist program until year-end 2012.

*	Effective July 27, 2012, the Fund’s performance benchmark was changed from the Goldman Sachs Ultra-Short Duration Government Fund Composite Index to the BofA ML Three Month U.S. Treasury Bill Index, which the Investment Adviser believes is a more appropriate benchmark against which to measure the Fund’s performance, in light of changes to the Fund’s investment strategies.

PORTFOLIO RESULTS

The Fund’s exposure to asset-backed securities and corporate bonds added value late in the Reporting Period when risk assets, or non-U.S. Treasury sectors, rallied on further government stimulus.

Individual issue selection amongst agency mortgage-backed securities was the greatest detractor from the Fund’s relative results during the Reporting Period. In particular, the Fund’s exposure to agency collateralized mortgage obligations (“CMOs”) had a significant negative impact. On the positive side, this detractor was largely offset by individual issue selection of mortgage-backed security pass-throughs, asset-backed securities backed by student loans, and short-term and intermediate maturity U.S. Treasuries, which boosted the Fund’s relative results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return attributable to an underweighted position in long-term maturity U.S. Treasuries held throughout. Long-term U.S. Treasury rates steepened during the Reporting Period, as aggressive quantitative easing by the Fed pushed the inflation premium at the long-term end of the yield curve higher. Also detracting was the Fund’s shorter duration position than the benchmark index in the one-, five-, ten- and 30-year segments of the U.S. Treasury yield curve. Conversely, a longer duration position than the benchmark index in the two-, three- and seven-year segments of the U.S. Treasury yield curve positively impacted the Fund’s performance during the Reporting Period. Overall, we maintained a long duration position relative to the benchmark index within the Fund for the majority of the Reporting Period, having shifted from a shorter duration position than the benchmark index in mid-April. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Due to the change in the Fund’s strategy effective July 27, 2012, the portfolio’s allocation to adjustable-rate mortgages (“ARMs”), collateralized mortgage obligations (“CMOs”) and asset-backed securities increased significantly during the Reporting Period. A corresponding decrease in allocation was concentrated in U.S. Treasury securities and quasi-government securities. Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the benchmark index. We maintained that position through mid-April. This position then gave way to a longer duration position than the benchmark index in response to deteriorating economic data and fears over escalation of Europe’s sovereign debt crisis. By the end of the September, the Fund held a longer duration position than the benchmark index.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2012?

A	While the Fund is benchmarked to U.S. Treasuries, it held all of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities and asset-backed securities. The Fund had no exposure to government bonds and quasi-government securities at the end of the Reporting Period.

FUND BASICS

High Quality Floating Rate Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	BofA ML Three Month U.S. Treasury Bill Index[2]	Goldman Sachs Ultra- Short Duration Government Fund Composite Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	0.22%	0.06%	0.14%	0.13%	-0.05%
Institutional	0.50	0.06	0.14	0.47	0.28
Service	0.25	0.06	0.14	-0.02	-0.21
Class IR	0.45	0.06	0.14	0.38	0.20

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The BofA ML Three Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by BofA Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The Goldman Sachs Ultra-Short Duration Government Fund Composite Index is an equal blend of the BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index.

[4]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.85%	0.35%	1.57%	3.17%	5/15/95
Institutional	1.07	1.02	2.08	3.84	7/17/91
Service	0.57	0.54	1.60	2.79	3/27/97
Class IR	0.98	N/A	N/A	0.82	11/30/07

[5]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.74%	0.90%
Institutional	0.40	0.56
Service	0.90	1.06
Class IR	0.49	0.65

[6]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]

[7]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent U.S. Treasury Bill and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (FHLMC). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 5.39%, 4.99%, 5.56%, 5.52% and 5.16%, respectively. These returns compare to the 5.34% cumulative total return of the Fund’s benchmark, the Barclays U.S. TIPS Index (“Barclays Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection of various maturity Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period. Our duration strategy also contributed positively to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. None of our strategies materially detracted from relative results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Through the Reporting Period, we tactically re-positioned the Fund’s exposure to inflation as market conditions evolved, which added value overall. In addition, our active management around TIPS auctions contributed positively to the Fund’s results during the Reporting Period. We held an overweight bias toward TIPS on the short-term end of the TIPS yield curve versus the long-term end of the TIPS yield curve during the Reporting Period, and these selection strategies boosted the Fund’s results relative to the Barclays Index.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Active U.S. duration positioning contributed positively, albeit modestly, to the Fund’s performance during the Reporting Period. We generally managed the Fund with a longer U.S. duration position than the Barclays Index, given our concern about the global economic growth slowdown, the potential Greek exit from the Eurozone and uncertainty in the U.S. regarding the November 2012 election and impending fiscal cliff. (The major components of the so-called fiscal cliff include tax increases and spending cuts totaling approximately $576 billion scheduled to take effect on January 1, 2013.) Such positioning added value, as U.S. Treasury yields generally declined during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.)

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed the inflation exposure in the Fund via varying allocations to TIPS throughout the Reporting Period. As already discussed, we maintained the Fund’s duration position longer than that of the Barclays Index throughout the Reporting Period amid the Federal Reserve’s (the “Fed”) commitment to maintain an accommodative monetary policy and given our concerns about the global economic growth slowdown and what we perceived to be elevated levels of financial market risk.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2012?

A	At the end of September 2012, the Fund had more than 98% of its total net assets invested in TIPS, with the remainder in cash or cash equivalents. The Fund had a modestly longer duration than the benchmark index at the end of the Reporting Period.

FUND BASICS

Inflation Protected Securities Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	5.39%	5.34%	-2.85%	-2.97%
Class C	4.99	5.34	-3.68	-3.81
Institutional	5.56	5.34	-2.62	-2.76
Class IR	5.52	5.34	-2.71	-2.84
Class R	5.16	5.34	-3.20	-3.33

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. It is not possible to invest directly in an index.

[3]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The Fund invests in US TIPS bonds and similar inflation protected securities, and the 30-Day Standardized Yield of the Fund, as quoted above, includes the positive or negative income effect on those bonds of changes in the rate of inflation. When inflation factors increase, we expect the Fund’s 30-Day Standardized Yield to be higher than if the effects of inflation were excluded, and when the inflation factors decrease, we expect the Fund’s 30-Day Standardized Yield to be lower than if the effects of inflation were excluded. Relatively small changes in the rate of inflation can have significant positive or negative impacts on the 30-Day Standardized Yield of the Fund. To the extent the Yield shown above includes the positive effect of a rise in inflation, it may not be repeated. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	4.78%	6.87%	6.98%	8/31/07
Class C	7.03	6.97	7.07	8/31/07
Institutional	9.18	8.14	8.22	8/31/07
Class IR	9.00	N/A	7.17	11/30/07
Class R	8.46	N/A	6.67	11/30/07

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Class IR Shares and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.62%	0.83%
Class C	1.37	1.58
Institutional	0.28	0.49
Class IR	0.37	0.58
Class R	0.87	1.08

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to exclusion of certain derivatives, if any, as listed in the Additional Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.7 and 9.3 years, respectively, at September 30, 2012 and March 31, 2012.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.51%, 0.30%, 0.33%, 0.59%, 0.43% and 0.64%, respectively. These returns compare to the 0.31% cumulative total return of the Fund’s benchmark, the BofA ML Two-Year U.S. Treasury Note Index, during the same time period. To compare, the Barclays U.S. Government Bond Index (1- 3 Year) returned 0.46% for the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector and duration and yield curve positioning strategies contributed positively to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Bottom-up individual issue selection amongst agency mortgage-backed securities and U.S. government securities contributed positively. However, this was largely offset by the detracting effect of individual issue selection amongst agency debentures and U.S. Treasury inflation protected securities (“TIPS”).

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning was the primary contributor to the Fund’s results during the Reporting Period, with exposures to agency mortgage-backed securities and agency debentures helping most. Agency mortgage-backed securities outperformed duration-neutral U.S. Treasuries, as the Federal Reserve (the “Fed”) made an open-ended commitment to buy $40 billion in mortgage-backed securities per month and also extended its Operation Twist program until year-end 2012. Further, demand for agency mortgage-backed securities was robust, as investors sought high quality spread, or non-U.S. Treasury, products in an exceptionally low interest rate environment. The European Central Bank’s decision to cut its deposit rate to zero served to intensify the hunt for yield, benefiting the performance of agency debentures.

Effective individual selection of mortgage-backed securities, with a focus on pass-throughs, added value during the Reporting Period. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) In addition, effective individual selection of U.S. government securities helped, as we especially sought short-term and intermediate-term securities. These positive contributors were mostly offset by the detracting effect of individual issue selection among U.S. agency debentures and TIPS.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a modestly positive impact on its results during the Reporting Period. A shorter duration than the benchmark index during April 2012 detracted from Fund returns, as interest rates declined during that month. Politics dominated European news in April, as the Dutch government collapsed and markets focused on the broader implications of new leadership in both France and Greece. We shifted to a longer duration than the benchmark index in May and modestly extended duration further by the end of the Reporting Period. We also added a U.S. Treasury yield curve steepening bias to the Fund’s positioning following the Fed’s announcement of a third round of quantitative easing and the European Central Bank’s offering of potentially unlimited government bond purchases on a formal request for aid. The Fund ended the Reporting Period with a long duration position relative to the benchmark index. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to U.S. government securities decreased during the Reporting Period. A corresponding increase in allocation was concentrated in agency non-government guaranteed securities and agency mortgage-backed securities. Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the benchmark index. We maintained that position through the end of April. We subsequently shifted to a longer duration position than the benchmark index, extending duration further by the end of September.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2012?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	BofA ML Two-Year U.S. Treasury Note Index[2]	Barclays U.S. Government Bond Index (1-3 Year)[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	0.51%	0.31%	0.46%	0.11%	0.09%
Class B	0.30	0.31	0.46	-0.34	-0.65
Class C	0.33	0.31	0.46	-0.27	-0.65
Institutional	0.59	0.31	0.46	0.44	0.43
Service	0.43	0.31	0.46	-0.05	-0.07
Class IR	0.64	0.31	0.46	0.36	0.34

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The BofA ML Two-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The Barclays U.S. Government Bond Index (1-3 Year) includes fixed income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. It is not possible to invest directly in an index.

[4]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.45%	3.18%	2.93%	4.15%	5/1/97
Class B	-1.28	2.97	2.59	3.94	5/1/97
Class C	0.10	2.90	2.41	3.43	8/15/97
Institutional	1.34	3.84	3.45	5.53	8/15/88
Service	0.94	3.33	2.94	4.26	4/10/96
Class IR	1.25	N/A	N/A	3.47	11/30/07

[5]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.84%	0.87%
Class B	1.44	1.62
Class C	1.24	1.62
Institutional	0.50	0.53
Service	1.00	1.03
Class IR	0.59	0.62

[6]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[7]

[7]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]

“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 2.46%, 2.28%, 2.74%, 2.69% and 2.42%, respectively. These returns compare to the 1.98% cumulative total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Barclays U.S. Corporate Bonds Index, 1-5 Years and 50% of the Barclays 1-5 Year U.S. Government Index, which generated cumulative total returns of 2.94% and 1.02%, respectively, over the same time period. To compare, the Barclays 1-5 Year U.S. Government/Credit Index generated a cumulative total return of 1.48% during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy was the primary positive contributor to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy had a modestly negative impact on Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Bottom-up individual issue selection amongst corporate bonds, collateralized securities and government bonds contributed positively to the Fund’s results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with an allocation to agency mortgage-backed securities helping most, as the Federal Reserve (the “Fed”) made an open-ended commitment to buy $40 billion in mortgage-backed securities per month and extended its Operation Twist program until year-end 2012. Further, demand for agency mortgage-backed securities was robust, as investors sought high quality spread, or non-U.S. Treasury, products amidst an exceptionally low interest rate environment.

The Fund’s exposure to corporate bonds added to performance, as credit markets rallied, especially during the third calendar quarter, on a combination of improving U.S. economic data and strong technicals, or supply/demand conditions. The Fund’s exposure to emerging market debt also boosted results, mostly driven by the accommodative policies of central banks across many emerging economies.

Individual issue selection of agency collateralized mortgage obligations (“CMOs”) and mortgage-backed security pass-throughs proved effective as did selection amongst high yield corporate bonds. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

As we continued to deploy cash from the initial launch of the Fund on February 29, 2012, market transaction costs detracted from the Fund’s relative results.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a modestly negative impact on results during the Reporting Period, with the majority of negative return attributable to an underweighted position in the one-, three- and 20-year segments of the U.S. Treasury yield curve. Long-term U.S. Treasury rates steepened during the Reporting Period, as aggressive quantitative easing by the Fed pushed the inflation premium at the long-term end of the yield curve higher. On the other hand, a longer duration position than the benchmark index in the five- and seven-year segments of the U.S. Treasury yield curve positively impacted the Fund’s performance during the Reporting Period. Furthermore, an overweighted position in intermediate-maturity German bund rates added to the Fund’s performance, as investors sought more safe-haven securities.

Overall, the Fund maintained a shorter duration position than the benchmark index at the start of the Reporting Period. We extended the portfolio’s duration positioning in early May, reverting back to a short to neutral position relative to the benchmark index several times as the Reporting Period progressed. The Fund ended the Reporting Period with a longer duration position than the benchmark index. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. The Fund used forward foreign currency transactions to hedge its exposure to foreign currency exposure and increase total return.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocation to domestic sovereign bonds and investment grade corporate bonds decreased during the Reporting Period, as we continued to build the portfolio since its launch on February 29, 2012. A corresponding increase in allocation was concentrated in high yield corporate bonds and agency mortgage-backed security pass-throughs. Additionally, as mentioned earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the benchmark index. We extended the portfolio’s duration positioning in early May, reverting back to a short to neutral position relative to the benchmark index several times as the Reporting Period progressed. The Fund ended the Reporting Period with a longer duration position than the benchmark index.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2012?

A	While the Fund is benchmarked to an equally-balanced composite of the Barclays U.S. Corporate Bonds Index, 1-5 Years and the Barclays 1-5 Year U.S. Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposure to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, asset-backed securities, high yield corporate bonds and emerging market debt. The Fund had no exposure to government bonds and held only a minimal allocation to quasi-government securities at the end of the Reporting Period.

FUND BASICS

Short Duration Income Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	Short Duration Income Fund Composite Index[2]	Barclays U.S. Corporate Bonds Index, 1-5 Years[3]	Barclays 1-5 Year U.S. Government Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	2.46%	1.98%	2.94%	1.02%	0.83%	-1.26%
Class C	2.28	1.98	2.94	1.02	0.64	-1.07
Institutional	2.74	1.98	2.94	1.02	1.18	-0.90
Class IR	2.69	1.98	2.94	1.02	1.10	-2.42
Class R	2.42	1.98	2.94	1.02	0.57	-1.47

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Short Duration Income Composite Index is comprised of the Barclays U.S. Corporate Bonds Index, 1-5 Years (50%) and the Barclays 1-5 Year U.S. Government Index (50%).

[3]

The Barclays U.S. Corporate Bonds Index, 1-5 Years provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. It is not possible to invest directly in an index.

[4]

The Barclays 1-5 Year U.S. Government Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. It is not possible to invest directly in an index.

[5]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/12	Since Inception	Inception Date
Class A	0.61%	2/29/2012
Class C	1.34	2/29/2012
Institutional	2.53	2/29/2012
Class IR	2.47	2/29/2012
Class R	2.16	2/29/2012

[6]

The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The	returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.80%	6.23%
Class C	1.20	6.98
Institutional	0.46	5.89
Class IR	0.55	5.98
Class R	1.05	6.48

[7]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[8]

[8]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent U.S. Treasury Bill and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 47.7%
Banks – 24.0%
Abbey National Treasury Services PLC
$1,675,000	2.875%		04/25/14	$1,697,741
ANZ National (International) Ltd.(a)
1,700,000	6.200		07/19/13	1,767,067
Australia & New Zealand Banking Group Ltd.(a)
4,100,000	1.198	(b)	01/10/14	4,122,919
3,100,000	1.000		10/06/15	3,105,270
Bank of America Corp.
925,000	5.625		10/14/16	1,047,454
Bank of Nova Scotia(a)
6,700,000	1.050		03/20/15	6,795,140
Bank of Scotland PLC(a)
1,400,000	5.250		02/21/17	1,589,531
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
3,600,000	2.600		01/22/13	3,616,297
BPCE SA(a)(b)
1,875,000	2.189		02/07/14	1,888,603
Caisse centrale Desjardins du Quebec(a)
600,000	2.550		03/24/16	637,980
Canadian Imperial Bank of Commerce(a)
2,200,000	2.750		01/27/16	2,354,880
Capital One Financial Corp.
3,825,000	2.125		07/15/14	3,901,767
Citigroup, Inc.
1,575,000	6.375		08/12/14	1,714,354
Commonwealth Bank of Australia(a)(b)
4,625,000	1.119		03/17/14	4,644,665
DnB Boligkreditt AS(a)
300,000	2.100		10/14/15	311,100
18,100,000	2.900		03/29/16	19,263,830
ING Bank NV(a)
1,600,000	2.000		09/25/15	1,602,392
Intesa Sanpaolo New York
2,700,000	2.375		12/21/12	2,667,924
JPMorgan Chase & Co.
3,850,000	1.875		03/20/15	3,926,288
Mizuho Corporate Bank Ltd.(a)
1,475,000	2.550		03/17/17	1,541,372
Morgan Stanley
550,000	3.450		11/02/15	563,607
Nordea Bank AB(a)(b)
6,550,000	1.355		01/14/14	6,583,543
Nordea Eiendomskreditt AS(a)
4,000,000	0.880	(b)	04/07/14	3,995,992
1,200,000	1.875		04/07/14	1,221,300
Northern Rock Asset Management PLC(a)
1,000,000	5.625		06/22/17	1,123,700
Rabobank Nederland(a)
4,675,000	4.200		05/13/14	4,917,315
Sparebank 1 Boligkreditt AS(a)
6,500,000	1.250		10/25/14	6,542,900
6,200,000	2.625		05/26/16	6,548,971
Standard Chartered PLC(a)
3,625,000	3.850		04/27/15	3,823,831
Sumitomo Mitsui Banking Corp.(a)(b)
4,550,000	1.403		07/22/14	4,590,409

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Swedbank Hypotek AB(a)(b)
$1,100,000	0.812%		03/28/14	$1,098,346
Toronto-Dominion Bank(a)
3,500,000	1.625		09/14/16	3,618,300
1,600,000	1.500		03/13/17	1,645,280
UBS AG
2,625,000	3.875		01/15/15	2,770,203
Wells Fargo & Co.
2,700,000	1.250		02/13/15	2,721,447
Westpac Banking Corp.
3,025,000	2.250		11/19/12	3,032,505

				122,994,223

Consumer Products(b) – 0.3%
The Procter & Gamble Co.
1,550,000	0.362		02/06/14	1,551,189

Electric(c) – 2.5%
Commonwealth Edison Co.
3,625,000	1.625		01/15/14	3,673,093
PacifiCorp
2,675,000	5.450		09/15/13	2,794,016
Public Service Co. of Colorado
2,325,000	7.875		10/01/12	2,325,000
Southern Co.
875,000	4.150		05/15/14	922,728
Wisconsin Electric Power Co.
2,875,000	6.000		04/01/14	3,091,178

				12,806,015

Energy – 3.5%
Apache Corp.(c)
2,975,000	6.000		09/15/13	3,131,072
BP Capital Markets PLC
2,675,000	3.125		10/01/15	2,851,610
EnCana Corp.(c)
625,000	4.750		10/15/13	648,895
Shell International Finance BV(c)
4,475,000	1.875		03/25/13	4,510,151
Statoil ASA(c)
650,000	3.875		04/15/14	682,661
3,470,000	5.125	(a)	04/30/14	3,710,641
Total Capital Canada Ltd.(c)
2,425,000	1.625		01/28/14	2,462,919

				17,997,949

Food and Beverage – 2.4%
Anheuser-Busch InBev Worldwide, Inc.(c)
2,725,000	0.800		07/15/15	2,731,766
Diageo Finance BV
3,700,000	5.500		04/01/13	3,795,031
Kellogg Co.(c)
3,200,000	5.125		12/03/12	3,225,475
Unilever Capital Corp.(c)
2,775,000	0.850		08/02/17	2,744,935

				12,497,207

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Health Care Products(c) – 1.6%
St. Jude Medical, Inc.
$3,575,000	2.200%	09/15/13	$3,629,760
Thermo Fisher Scientific, Inc.
4,575,000	2.150	12/28/12	4,587,984

			8,217,744

Health Care Services(c) – 1.0%
Covidien International Finance SA
1,625,000	1.875	06/15/13	1,640,888
2,525,000	2.800	06/15/15	2,628,096
McKesson Corp.
950,000	3.250	03/01/16	1,015,640

			5,284,624

Internet(c) – 0.1%
eBay, Inc.
575,000	1.350	07/15/17	578,184

Life Insurance – 4.2%
MassMutual Global Funding II(a)(b)
4,250,000	0.864	09/27/13	4,270,910
Metropolitan Life Global Funding I(a)
1,725,000	5.125	04/10/13	1,766,564
3,437,000	5.125	06/10/14	3,686,024
Nationwide Life Global Funding I(a)
1,175,000	5.450	10/02/12	1,175,000
Principal Life Global Funding II(a)
3,200,000	1.125	09/18/15	3,206,224
Prudential Financial, Inc.
1,625,000	2.750	01/14/13	1,635,520
Sun Life Financial Global Funding LP(a)(b)
3,750,000	0.710	10/06/13	3,723,375
TIAA Global Markets, Inc.(a)(c)
1,900,000	5.125	10/10/12	1,901,712

			21,365,329

Media – Non Cable(c) – 0.8%
Reed Elsevier Capital, Inc.
450,000	7.750	01/15/14	488,548
Thomson Reuters Corp.
3,209,000	5.950	07/15/13	3,344,336

			3,832,884

Noncaptive – Financial – 1.7%
American Express Credit Corp.
3,650,000	2.750	09/15/15	3,850,900
General Electric Capital Corp.(b)
4,625,000	1.310	01/07/14	4,639,444
250,000	0.509	03/20/14	249,380

			8,739,724

Pharmaceuticals(c) – 0.3%
GlaxoSmithKline Capital PLC
1,350,000	0.750	05/08/15	1,358,069

Real Estate Investment Trust(c) – 1.2%
Simon Property Group LP
2,475,000	4.200	02/01/15	2,637,371

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust(c) – (continued)
WEA Finance LLC(a)
$1,341,000	5.400%	10/01/12	$1,341,000
WEA Finance LLC/WT Finance Australia Property Ltd.(a)
2,025,000	7.500	06/02/14	2,231,297

			6,209,668

Technology(c) – 1.4%
Hewlett-Packard Co.
3,920,000	6.125	03/01/14	4,182,296
International Business Machines Corp.
2,545,000	6.500	10/15/13	2,705,506

			6,887,802

Tobacco – 0.7%
Philip Morris International, Inc.
3,300,000	6.875	03/17/14	3,603,832

Transportation(c) – 0.5%
United Parcel Service, Inc.
2,275,000	1.125	10/01/17	2,285,451

Wireless Telecommunications – 1.2%
ALLTEL Corp.
1,350,000	6.500	11/01/13	1,433,311
Vodafone Group PLC(c)
4,450,000	5.000	12/16/13	4,688,681

			6,121,992

Wirelines Telecommunications(c) – 0.3%
France Telecom SA
1,325,000	4.375	07/08/14	1,399,374

TOTAL CORPORATE OBLIGATIONS
(Cost $239,177,797)			$243,731,260

Agency Debentures – 4.5%
FHLB
$4,600,000	0.210%	01/04/13	$4,600,354
FNMA
14,200,000	0.345 (b)	05/17/13	14,207,498
2,400,000	4.125	04/15/14	2,543,321
1,700,000	0.375	03/16/15	1,701,965

TOTAL AGENCY DEBENTURES
(Cost $23,024,007)			$23,053,138

Asset-Backed Securities – 12.1%
Autos – 6.7%
Ally Auto Receivables Trust Series 2010-4, Class A3
$3,058,165	0.910%	11/17/14	$3,064,578
CarMax Auto Owner Trust Series 2011-3, Class A2
5,309,677	0.700	11/17/14	5,316,607
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1
2,900,000	0.740	09/15/16	2,899,555

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ENHANCED INCOME FUNDS

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Autos – (continued)
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A2(b)
$2,800,000	0.569%	09/15/16	$2,800,059
Harley-Davidson Motorcycle Trust Series 2012-1, Class A2
5,500,000	0.500	08/15/15	5,503,149
Honda Auto Receivables Owner Trust Series 2009-3, Class A4
761,471	3.300	09/15/15	764,180
Huntington Auto Trust Series 2012-1, Class A3
4,000,000	0.810	09/15/16	4,028,301
Motor PLC Series 2012-A, Class A1B(a)(b)
3,250,000	0.735	02/25/20	3,250,038
Motor PLC Series 2012-A, Class A1C(a)
1,000,000	1.286	02/25/20	1,001,535
Toyota Auto Receivables Owner Trust Series 2011-B, Class A3
2,400,000	0.680	06/15/15	2,408,522
Volkswagen Auto Loan Enhanced Trust Series 2010-1, Class A4
3,200,000	2.140	08/22/16	3,228,053

			34,264,577

Home Equity(b) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
32,264	6.745	06/25/28	30,267
Centex Home Equity Series 2004-D, Class MV3
137,626	1.217	09/25/34	11,747
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
54,085	2.467	05/25/34	7,497

			49,511

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
53,069	4.350	04/15/40	55,398

Student Loan – 5.4%
Access Group, Inc. Series 2002-1, Class A2(b)
1,219,807	0.549	09/25/25	1,216,266
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14(b)
539,471	0.479	09/25/23	538,570
College Loan Corp. Trust Series 2004-1, Class A3(b)
1,467,872	0.611	04/25/21	1,465,579
College Loan Corp. Trust Series 2004-1, Class A4(b)
1,050,000	0.641	04/25/24	984,137
College Loan Corp. Trust Series 2005-1, Class A2(b)
7,000,000	0.551	07/25/24	6,914,218
College Loan Corp. Trust Series 2005-2, Class A2(b)
846,610	0.565	10/15/21	845,852
Education Funding Capital Trust I Series 2004-1, Class A2(b)
963,953	0.549	12/15/22	960,898
Education Loan Asset-Backed Trust Series 2012-1, Class A1(b)
2,300,000	0.669	06/25/22	2,300,000
Educational Services of America, Inc. Series 2010-1, Class A1(a)(b)
1,755,105	1.301	07/25/23	1,769,115
GCO Slims Trust Series 2006-1A Class Note(a)
61,889	5.720	03/01/22	60,342

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan – (continued)
Northstar Education Finance, Inc. Series 2005-1, Class A1(b)
$370,119	0.547%	10/28/26	$368,762
Scholar Funding Trust Series 2012-B, Class A1(a)(b)
625,000	0.619	10/28/25	623,345
SLM Student Loan Trust Series 2007-1, Class A3(b)
2,757,437	0.481	07/25/18	2,756,436
SLM Student Loan Trust Series 2007-2, Class A2(b)
2,819,133	0.451	07/25/17	2,811,884
SLM Student Loan Trust Series 2012-6, Class A1(b)
2,200,000	0.380	02/27/17	2,199,788
Sun Trust Student Loan Trust Series 2006-1A, Class A2(a)(b)
1,121,882	0.547	07/28/20	1,121,118
US Education Loan Trust LLC Series 2006-1, Class A2(a)(b)
662,264	0.551	03/01/25	657,800

			27,594,110

TOTAL ASSET-BACKED SECURITIES
(Cost $62,053,772)			$61,963,596

Foreign Debt Obligations – 2.0%
Sovereign – 1.2%
Kommunalbanken AS(a)
$1,100,000	1.000%	09/26/17	$1,100,769
Ontario Province of Canada
4,700,000	1.875	11/19/12	4,709,212

			5,809,981

Supranational(b) – 0.8%
Inter-American Development Bank
4,100,000	0.884	05/20/14	4,137,765

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $9,935,390)			$9,947,746

Government Guarantee Obligations(d) – 10.0%
Achmea Hypotheekbank NV(a)(b)
$8,200,000	0.792%	11/03/14	$8,175,769
BRFkredit A/S(a)(b)
10,800,000	0.705	04/15/13	10,800,756
Kreditanstalt fuer Wiederaufbau(b)
15,800,000	0.231	06/17/13	15,800,964
Landwirtschaftliche Rentenbank
2,400,000	4.125	07/15/13	2,471,520
6,500,000	4.875	01/10/14	6,866,834
Westpac Banking Corp.(a)
7,200,000	1.900	12/14/12	7,220,736

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $51,054,124)			$51,336,579

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 16.2%
United States Treasury Inflation Protected Securities
$479,964	1.625%	01/15/15	$514,387
1,531,296	1.875	07/15/15	1,685,146
United States Treasury Notes
58,400,000	0.250 (e)	01/31/14	58,428,030
5,300,000	0.250	04/30/14	5,301,325
9,100,000	0.250	05/31/14	9,102,548
3,900,000	0.500	07/31/17	3,880,812
3,900,000	0.625	09/30/17	3,898,947

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $82,757,732)			$82,811,195

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $468,002,822)			$472,843,514

Short-term Investment – 1.0%
Certificate of Deposit – 1.0%
Dexia Credit Local
$5,200,000	1.700%	09/06/13	$5,202,790
(Cost $5,200,000)

TOTAL INVESTMENTS – 93.5%
(Cost $473,202,822)			$478,046,304

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.5%			33,501,871

NET ASSETS – 100.0%			$511,548,175

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $161,745,003, which represents approximately 31.6% of net assets as of 09/30/12.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at 09/30/12.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Guaranteed by a foreign government until maturity.
(e)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
FNMA	—Federal National Mortgage Association

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2012 the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	121	December 2012	$30,153,200	$20,903
2 Year U.S. Treasury Notes	(205)	December 2012	(45,208,906)	(22,331)
5 Year U.S. Treasury Notes	(87)	December 2012	(10,843,055)	(14,186)
TOTAL				$(15,614)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2012(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:

JPMorgan Securities, Inc.	Pacific Gas and Electric Co., 4.80%, 03/01/14	$4,850	1.000%	06/20/13	0.193%	$(9,075)	$39,287

(a)	Credit Spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 43.8%
Collateralized Mortgage Obligations – 3.4%
Adjustable Rate Non-Agency(a) – 0.4%
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
$19,547	3.005%	08/25/33	$19,348
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
994,962	2.940	02/25/37	957,922
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
27,801	3.253	08/25/33	24,333
First Horizon Asset Securities, Inc. Series 2004-AR6, Class 2A1
41,132	2.625	12/25/34	40,664
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
325,516	3.071	07/25/35	296,916
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
1,035,092	1.015	11/25/29	922,973
Sequoia Mortgage Trust Series 2004-09, Class A2
546,573	1.024	10/20/34	476,509
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 1A
199,576	2.925	05/25/34	177,954
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
138,591	2.583	06/25/34	136,091

			3,052,710

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
71,141	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
91,061	0.000	08/25/33	—
FNMA STRIPS Series 151, Class 2
8,590	9.500	07/25/22	1,517
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
35,401	0.123	08/25/33	138
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
15,239	0.320	07/25/33	107

			1,762

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
33,172	25.770	10/16/31	53,705
GNMA Series 2001-51, Class SA
26,017	31.543	10/16/31	44,754
GNMA Series 2001-51, Class SB
32,648	25.770	10/16/31	55,573
GNMA Series 2002-13, Class SB
112,589	36.537	02/16/32	197,511

			351,543

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
9,283	0.000	10/25/21	9,165

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(a) – 0.4%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(d)
$448,044	0.782%	02/25/48	$448,447
FHLMC REMIC Series 1760, Class ZB
251,370	1.140	05/15/24	263,687
NCUA Guaranteed Notes Series 2011-A1
2,300,000	0.248	06/12/13	2,300,000

			3,012,134

Sequential Fixed Rate – 2.2%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
1,300,000	2.373	05/25/22	1,326,222
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
3,300,000	2.699	05/25/18	3,562,429
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
2,500,000	2.303	09/25/18	2,654,351
FHLMC REMIC Series 2329, Class ZA
1,489,598	6.500	06/15/31	1,696,788
FNMA REMIC Series 2001-53, Class GH
129,148	8.000	09/25/16	138,554
GNMA Series 2002-42, Class KZ
4,034,758	6.000	06/16/32	4,591,677
NCUA Guaranteed Notes Series 2010-R1, Class 2A
373,988	1.840	10/07/20	380,066
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19	3,672,374

			18,022,461

Sequential Floating Rate(a) – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
962,547	0.678	10/07/20	965,818

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$25,415,593

Commercial Mortgage-Backed Securities – 0.4%
Sequential Fixed Rate – 0.4%
FNMA ACES Series 2012-M13, Class A2
$3,100,000	2.377%	05/25/22	$3,157,809

Federal Agencies – 40.3%
Adjustable Rate FHLMC(a) – 0.5%
$195,616	2.349%	11/01/32	$209,381
1,894,999	2.375	09/01/33	2,025,280
1,736,107	2.375	08/01/35	1,858,046

			4,092,707

Adjustable Rate FNMA(a) – 1.0%
192,257	2.423	11/01/32	205,675
375,617	2.404	12/01/32	399,968
1,734,942	2.166	05/01/33	1,802,577
50,833	2.333	06/01/33	54,251
1,545,591	2.396	10/01/33	1,659,423

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
$1,911,696	2.320%	02/01/35		$2,042,934
1,620,805	2.381	09/01/35		1,731,092

				7,895,920

Adjustable Rate GNMA(a) – 0.6%
107,482	1.750	06/20/23		110,994
49,716	1.625	07/20/23		51,363
52,994	1.625	08/20/23		54,759
135,761	1.625	09/20/23		140,308
39,621	1.625	03/20/24		40,947
347,507	1.750	04/20/24		359,536
42,556	1.750	05/20/24		44,034
285,631	1.750	06/20/24		295,601
75,971	2.000	06/20/24		79,752
96,448	1.625	07/20/24		99,857
100,836	2.000	07/20/24		105,904
172,526	1.625	08/20/24		178,445
90,587	2.000	08/20/24		95,165
84,636	1.625	09/20/24		87,657
103,333	2.000	11/20/24		108,639
39,269	2.000	12/20/24		41,295
56,772	2.500	12/20/24		60,246
68,448	2.000	01/20/25		71,994
36,214	2.000	02/20/25		38,103
122,509	2.000	05/20/25		128,993
96,444	2.000	07/20/25		101,598
48,527	1.625	02/20/26		50,360
2,570	1.625	07/20/26		2,672
62,974	1.625	01/20/27		65,461
69,132	2.000	01/20/27		73,131
49,537	1.625	02/20/27		51,502
367,634	1.750	04/20/27		382,597
39,810	1.750	05/20/27		41,370
39,253	1.750	06/20/27		40,863
14,945	1.625	11/20/27		15,558
344	2.000	11/20/27		365
60,195	1.625	12/20/27		62,674
118,420	1.625	01/20/28		123,312
40,227	1.625	02/20/28		41,895
43,235	1.625	03/20/28		45,034
225,471	1.625	07/20/29		235,585
93,799	1.625	08/20/29		98,017
28,709	1.625	09/20/29		30,005
115,098	1.625	10/20/29		120,118
130,357	1.625	11/20/29		136,142
33,655	1.625	12/20/29		35,152
41,206	1.625	01/20/30		43,046
22,241	1.625	02/20/30		23,239
102,213	1.625	03/20/30		106,792
126,983	1.750	04/20/30		132,796
202,286	1.750	05/20/30		211,555
134,548	2.000	05/20/30		142,781
30,917	1.750	06/20/30		32,337
272,128	2.000	07/20/30		288,779
51,057	2.000	09/20/30		54,181

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$98,693	1.625%	10/20/30		$103,215
197,479	1.625	03/20/32		206,921

				5,292,645

FHLMC – 4.6%
48,822	6.500	12/01/13		49,027
1,120	6.500	02/01/14		1,140
714,343	7.500	11/01/14		752,026
1,600	7.000	02/01/15		1,673
28,814	8.000	07/01/15		30,591
21,042	7.000	09/01/17		23,835
8,896	7.000	10/01/17		10,094
74,876	5.500	05/01/18		80,562
798,896	5.500	06/01/18		859,562
34,065	4.500	09/01/18		36,481
10,421	10.000	10/01/18		11,628
206,365	5.000	06/01/19		223,417
44,533	10.000	07/01/20		52,249
60,731	10.000	10/01/20		71,164
97,865	6.500	07/01/21		109,395
7,475	6.500	08/01/22		8,356
111,639	9.000	10/01/22		129,266
456,086	4.500	10/01/23		498,050
2,648,556	5.000	08/01/24		2,875,427
342,614	6.500	07/01/28		367,801
4,947	8.000	07/01/30		5,859
19,814	7.500	12/01/30		22,782
95,181	7.000	04/01/31		109,305
974,249	6.000	05/01/33		1,087,029
746,077	6.000	10/01/34		828,720
102,798	5.000	12/01/35		112,495
309,461	5.500	01/01/36		339,319
832	5.500	02/01/36		911
12,297	6.000	06/01/36		13,647
49,186	4.000	08/01/36		52,796
142,204	4.000	09/01/36		152,642
150,244	4.000	10/01/36		161,272
228,518	4.000	12/01/36		245,290
8,090,962	6.000	11/01/38		9,009,097
380,518	4.500	09/01/39		418,540
9,065	4.500	11/01/40		9,750
63,466	4.500	03/01/41		68,368
1,864,944	4.000	11/01/41		2,024,076
17,000,000	3.000	TBA - 30yr	(e)	17,921,720

				38,775,362

FNMA – 32.9%
8,988	7.000	03/01/14		9,394
23,963	7.000	03/01/15		25,003
7,285	8.000	01/01/16		7,822
148,502	8.000	11/01/16		160,616
192,517	5.000	08/01/17		209,461
2,330,999	2.800	03/01/18		2,509,704
1,964,757	3.740	05/01/18		2,209,087
1,690,000	3.840	05/01/18		1,895,978
83,081	4.500	05/01/18		89,510

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$177,455	4.500%	06/01/18	$191,186
37,210	4.500	07/01/18	40,089
52,377	4.500	08/01/18	56,430
456,975	5.000	09/01/18	495,711
2,538,797	5.000	10/01/18	2,753,999
4,400,000	4.506	06/01/19	5,098,077
130,336	6.500	08/01/19	146,537
13,693	9.500	08/01/20	13,748
977,067	3.416	10/01/20	1,084,774
16,585	9.500	10/01/20	16,657
684,442	3.632	12/01/20	761,238
5,192,594	3.763	12/01/20	5,868,475
2,398,012	4.375	06/01/21	2,793,157
809,857	5.500	02/01/23	894,627
1,303,900	5.500	08/01/23	1,440,383
304,811	6.000	11/01/28	339,944
16,211	6.500	11/01/28	18,689
100,000	5.000	03/01/29	109,108
569	5.500	04/01/29	629
46,364	7.000	11/01/30	53,904
122,082	7.000	07/01/31	135,525
1,585,275	4.000	10/01/31	1,715,683
609	6.000	03/01/32	680
10,797,758	5.500	04/01/33	11,986,405
21,962	6.000	05/01/33	24,523
7,308,732	5.000	06/01/33	7,980,989
18,483	5.000	07/01/33	20,381
2,687,135	5.500	07/01/33	2,922,228
115,900	5.000	08/01/33	127,458
107,066	5.000	09/01/33	116,914
16,927	5.500	09/01/33	18,754
8,220	5.000	12/01/33	8,976
9,710	6.000	12/01/33	10,913
22,011	5.500	02/01/34	24,378
3,679	5.500	04/01/34	4,083
18,420	5.500	05/01/34	20,392
528	5.500	06/01/34	584
27,721	5.500	08/01/34	30,766
1,369	5.500	10/01/34	1,519
194,773	5.500	12/01/34	215,224
14,156	5.000	04/01/35	15,415
21,352	5.500	04/01/35	23,551
691,081	6.000	04/01/35	771,669
14,826	5.000	05/01/35	16,369
89,755	5.000	07/01/35	98,156
23,304	5.500	07/01/35	25,708
51,227	5.000	08/01/35	55,937
2,959	5.500	08/01/35	3,272
1,650	6.000	08/01/35	1,830
59,787	5.000	09/01/35	65,102
30,234	5.500	09/01/35	33,338
15,920	5.000	10/01/35	17,335
293,871	6.000	10/01/35	328,373
21,726	5.000	11/01/35	23,658
279,110	6.000	11/01/35	309,696
13,081	5.500	12/01/35	14,490

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$628,931	5.000%	02/01/36	$684,851
565	5.500	02/01/36	622
3,099,700	5.000	03/01/36	3,375,304
167,800	6.000	03/01/36	186,839
273,943	6.000	04/01/36	305,030
93,980	4.000	09/01/36	101,113
23,357	5.000	11/01/36	25,407
180,752	6.000	01/01/37	199,153
178,030	4.000	02/01/37	191,542
2,470	5.500	02/01/37	2,718
216,827	5.000	03/01/37	235,688
59,152	5.500	04/01/37	65,138
483,230	5.000	05/01/37	525,263
5,093	5.500	05/01/37	5,593
1,845	5.500	06/01/37	2,026
196	5.500	08/01/37	215
1,184,020	7.500	11/01/37	1,368,182
982	5.500	12/01/37	1,079
2,516,300	5.000	02/01/38	2,745,496
2,197	5.500	02/01/38	2,413
33,489	5.500	03/01/38	36,817
530,114	5.000	04/01/38	576,086
83,554	5.500	04/01/38	91,831
24,680	5.500	05/01/38	27,167
7,378	5.500	06/01/38	8,110
9,901	5.500	07/01/38	10,884
6,682	5.500	08/01/38	7,351
5,733	5.500	09/01/38	6,306
100,000	5.000	10/01/38	108,672
183,564	6.000	11/01/38	202,257
2,822	5.500	12/01/38	3,105
8,626,110	5.000	01/01/39	9,374,170
26,256	5.500	02/01/39	28,972
69,030	5.000	03/01/39	75,336
15,174,972	5.000	04/01/39	16,526,574
34,064	4.500	05/01/39	37,496
1,000,000	5.000	06/01/39	1,086,984
1,059,719	4.500	07/01/39	1,144,292
6,727,328	5.000	07/01/39	7,310,725
19,555	4.000	08/01/39	21,022
117,796	4.500	08/01/39	130,105
1,813,345	4.500	09/01/39	1,958,061
12,046,285	4.500	11/01/39	13,012,231
1,398,133	4.500	12/01/39	1,544,401
693,474	5.000	07/01/40	760,950
2,603,648	4.500	08/01/40	2,817,298
1,992,583	4.000	09/01/40	2,149,543
44,878	4.000	10/01/40	48,288
5,604,523	4.000	11/01/40	6,119,046
150,533	4.500	11/01/40	162,886
1,945,493	4.000	12/01/40	2,093,359
728,395	4.500	12/01/40	788,166
36,640	4.000	01/01/41	39,425
36,031	4.000	02/01/41	38,796
1,163,577	5.000	02/01/41	1,276,794
142,914	4.000	03/01/41	153,882

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$2,636,268	4.500%	04/01/41		$2,858,071
1,391,282	5.000	04/01/41		1,527,535
948,403	5.000	05/01/41		1,035,028
140,622	5.000	06/01/41		153,466
910,675	4.500	07/01/41		990,552
102,937	4.000	08/01/41		110,837
2,162,302	4.500	08/01/41		2,344,227
54,224	4.000	09/01/41		58,386
2,262,470	4.500	09/01/41		2,460,916
114,426	4.500	10/01/41		124,054
6,606,015	5.000	10/01/41		7,258,461
658,162	4.000	11/01/41		708,672
1,336,046	4.000	12/01/41		1,438,580
71,518	4.000	01/01/42		77,477
20,000,000	2.500	TBA - 15yr	(e)	21,025,000
6,000,000	3.000	TBA - 30yr	(e)	6,333,281
9,000,000	3.500	TBA - 30yr	(e)	9,652,500
55,000,000	5.000	TBA - 30yr	(e)	59,971,483
19,000,000	6.000	TBA - 30yr	(e)	20,981,641

				275,375,438

GNMA – 0.7%
133	9.000	08/15/16		146
700,447	3.950	07/15/25		769,945
167,429	7.000	12/15/27		200,309
20,213	6.500	08/15/28		23,817
298,684	6.000	01/15/29		341,738
261,503	7.000	10/15/29		308,297
2,354,685	5.500	12/15/32		2,634,087
1,374,072	5.500	06/15/34		1,534,722

				5,813,061

TOTAL FEDERAL AGENCIES				$337,245,133

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $355,357,081)				$365,818,535

Agency Debentures – 24.5%
FFCB
$9,000,000	4.750%	11/06/12		$9,040,131
FHLB
6,000,000	0.210	01/04/13		6,000,462
10,000,000	5.375 (f)	06/13/14		10,866,267
2,900,000	5.625	06/11/21		3,800,729
FHLMC
13,200,000	1.375	02/25/14		13,408,663
5,200,000	0.375	02/27/14		5,209,600
42,300,000	1.000	07/30/14		42,882,141
32,291,000	1.000	08/20/14		32,709,656
5,100,000	5.050	01/26/15		5,644,743
5,400,000	1.000	03/08/17		5,481,669
300,000	1.000	06/29/17		303,777
2,400,000	1.000	07/28/17		2,429,525
3,100,000	1.250	08/01/19		3,103,497

Principal Amount	Interest Rate	Maturity Date		Value

Agency Debentures – (continued)
FHLMC – (continued)
$6,200,000	1.250%	10/02/19		$6,190,142
4,900,000	2.375	01/13/22		5,142,315
FNMA
24,500,000	0.600	11/14/13		24,509,447
2,200,000	0.750	12/19/14		2,221,229
5,800,000	0.875	08/28/17		5,829,209
11,300,000	0.875	10/26/17		11,344,928
New Valley Generation III
3,165,924	4.929	01/15/21		3,616,006
Small Business Administration
53,597	7.500	04/01/17		57,953
19,850	6.800	08/01/17		21,619
101,831	6.300	05/01/18		111,967
56,229	6.300	06/01/18		61,393
Tennessee Valley Authority Series B
4,200,000	4.375	06/15/15		4,655,662

TOTAL AGENCY DEBENTURES
(Cost $200,512,097)				$204,642,730

Asset-Backed Securities(a) – 1.5%
Home Equity – 0.1%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$63,636	2.722%	04/25/34		$60,328
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
319,115	0.577	10/25/34		315,253

				375,581

Student Loan – 1.4%
Access Group, Inc. Series 2005-2, Class A3
3,350,000	0.614	11/22/24		3,282,961
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
500,938	0.479	09/25/23		500,101
College Loan Corp. Trust Series 2004-1, Class A4
1,700,000	0.641	04/25/24		1,593,364
Education Funding Capital Trust I Series 2004-1, Class A2
771,163	0.549	12/15/22		768,719
GCO Education Loan Funding Trust Series 2006-1, Class A11L
700,000	0.657	05/25/36		606,534
Northstar Education Finance, Inc. Series 2005-1, Class A1
317,245	0.547	10/28/26		316,082
SLM Student Loan Trust Series 2008-5, Class A4
3,900,000	2.151	07/25/23		4,109,982
US Education Loan Trust LLC Series 2006-1, Class A2(d)
633,470	0.551	03/01/25		629,200

				11,806,943

TOTAL ASSET-BACKED SECURITIES
(Cost $12,098,193)				$12,182,524

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Government Guarantee Obligations – 10.3%
Ally Financial, Inc.(g)
$9,900,000	1.750%	10/30/12	$9,912,187
20,000,000	2.200	12/19/12	20,088,120
Citigroup Funding, Inc.(g)
$20,700,000	1.875%	10/22/12	$20,719,396
8,000,000	1.875	11/15/12	8,016,272
General Electric Capital Corp.(g)
14,500,000	0.376 (a)	12/21/12	14,510,266
4,300,000	2.125	12/21/12	4,318,451
Israel Government AID Bond(g)
1,200,000	5.500	09/18/23	1,586,788
100,000	5.500	12/04/23	132,327
Private Export Funding Corp.(h)
7,000,000	3.550	04/15/13	7,126,763

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $86,208,903)			$86,410,570

U.S. Treasury Obligations – 14.8%
United States Treasury Bonds
$6,300,000	6.625%	02/15/27	$9,813,006
590,000	5.000	05/15/37	845,222
5,400,000	4.375	11/15/39	7,141,932
3,100,000	4.250	11/15/40	4,027,458
5,000,000	4.375	05/15/41	6,628,900
3,100,000	3.750	08/15/41	3,708,871
7,800,000	3.125	02/15/42	8,301,541
7,150,000	3.000	05/15/42	7,418,411
2,000,000	2.750	08/15/42	1,967,820
United States Treasury Inflation Protected Securities
719,946	1.625	01/15/15	771,580
2,120,256	1.875	07/15/15	2,333,278
United States Treasury Notes
4,000,000	0.750	12/15/13	4,025,920
4,000,000	0.250	01/31/14	4,001,920
2,300,000	0.625	05/31/17	2,305,865
18,200,000	0.625	09/30/17	18,195,086
6,400,000	2.250	07/31/18	6,928,064
7,400,000	1.000	08/31/19	7,381,278
4,200,000	3.625	02/15/20	4,950,413
6,800,000	1.750	05/15/22	6,896,152
10,600,000	1.625	08/15/22	10,587,598
United States Treasury Principal-Only STRIPS(c)
6,600,000	0.000	05/15/21	5,831,694

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $117,217,884)			$124,062,009

Municipal Debt Obligation – 0.3%
New Jersey – 0.3%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,527,580
(Cost $2,000,000)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.1%
Interest Rate Swaptions
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 1.895%
$6,700,000	1.895%	02/28/13	$146,975
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 1.895%
6,700,000	1.895	02/28/13	106,027
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.060%
6,700,000	2.060	02/19/13	215,714
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.060%
6,700,000	2.060	02/19/13	65,181

TOTAL OPTIONS PURCHASED
(Cost $598,310)			$533,897

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $773,992,468)			$796,177,845

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(i) – 23.1%
Repurchase Agreement – 23.1%
Joint Repurchase Agreement Account II
$193,500,000	0.245%	10/01/12	$193,500,000
(Cost $193,500,000)

TOTAL INVESTMENTS – 118.4%
(Cost $967,492,468)			$989,677,845

LIABILITIES IN EXCESS OF OTHER ASSETS – (18.4)%			(153,620,946)

NET ASSETS – 100.0%			$836,056,899

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at 09/30/12.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,077,647, which represents approximately 0.1% of net assets as of 09/30/12.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

(e)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $135,885,625 which represents approximately 16.3% of net assets as of 09/30/12.
(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012. Total market value of these securities amounts to $79,283,807, which represents approximately 9.5% of net assets as of 09/30/12.
(h)	Guaranteed by the Export/Import bank of the United States. Total market value for this security amounts to $7,126,763, which represents approximately 0.8% of net assets as of September 30,2012.
(i)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on page 69.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MBIA	—Insured by Municipal Bond Investors Insurance
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $12,006,758)	5.000%	TBA-30yr	11/10/2012	$(11,000,000)	$(12,000,313)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	196	September 2014	$48,762,350	$351,618
Eurodollars	(196)	September 2015	(48,622,700)	(569,809)
Ultra Long U.S. Treasury Bonds	(16)	December 2012	(2,643,500)	(67,895)
5 Year U.S. Treasury Notes	1,671	December 2012	208,261,430	600,566
10 Year U.S. Treasury Notes	578	December 2012	77,153,969	419,225
30 Year U.S. Treasury Bonds	7	December 2012	1,045,625	(4,425)
TOTAL				$729,280

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION – (continued)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$6,000	02/28/17	3 month LIBOR	0.750%	$(6,753)	$(12,676)
	1,700	07/23/24	2.150%	3 month LIBOR	—	(16,282)
Barclays Bank PLC	16,600	02/28/17	3 month LIBOR	0.750	(31,225)	(22,529)
Citibank NA	5,800	02/28/17	3 month LIBOR	0.750	(5,700)	(13,081)
	14,700	12/19/17	3 month LIBOR	1.250	(52,438)	(246,744)
	11,300	12/19/19	3 month LIBOR	1.750	(163,854)	(209,460)
Credit Suisse First Boston Corp.	4,600	02/28/17	3 month LIBOR	0.750	(4,883)	(10,013)
	11,300	12/19/19	3 month LIBOR	1.750	(157,605)	(215,710)
	9,400	12/19/42	3 month LIBOR	2.500	(14,694)	283,369
Deutsche Bank Securities, Inc.	12,400	02/28/17	3 month LIBOR	0.750	(31,464)	(8,690)
	2,800	07/28/24	2.060	3 month LIBOR	—	(50,807)
JPMorgan Securities, Inc.	3,500	02/28/17	3 month LIBOR	0.750	(5,710)	(5,624)
Morgan Stanley Capital Services, Inc.	10,500	02/28/17	3 month LIBOR	0.750	(23,359)	(10,642)
TOTAL					$(497,685)	$(538,889)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2012, the fund had the following written swaptions:

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received
Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.640% versus the 3 month LIBOR maturing on July 23, 2024	$6,300	07/21/14	1.640%	$(97,991)	$(140,490)
Deutsche Bank Securities Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.550% versus the 3 month LIBOR maturing on July 28, 2024	7,700	07/24/14	1.550	(100,449)	(166,320)
TOTAL		$14,000			$(198,440)	$(306,810)

For the six months ended September 30, 2012, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received

Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	14,000	306,810
Contracts Outstanding September 30, 2012	$14,000	$306,810

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a) – 0.6%
Banks – 0.6%
Sparebank 1 Boligkreditt AS
$1,500,000	1.250%	10/25/13	$1,509,900
(Cost $1,511,283)

Mortgage-Backed Obligations – 67.5%
Collateralized Mortgage Obligations – 39.5%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$733	1,004.961%	12/25/20	$15,853

Planned Amortization Class – 0.1%
FHLMC REMIC Series 2113, Class TE
163,548	6.000	01/15/14	167,424
FNMA REMIC Series 1993-225, Class WC
119,196	6.500	12/25/13	122,361

			289,785

Regular Floater(c) – 38.8%
Collateralized Mortgage Securities Corp. Series N, Class 2
67,482	1.027	08/25/17	67,730
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
1,344,133	0.764	02/25/48	1,345,342
FHLMC REMIC Series 1826, Class F
71,060	0.650	09/15/21	71,149
FHLMC REMIC Series 3371, Class FA
1,929,274	0.821	09/15/37	1,947,375
FHLMC REMIC Series 3374, Class FT
2,540,277	0.521	04/15/37	2,547,430
FHLMC REMIC Series 3545, Class FA
4,072,027	1.071	06/15/39	4,132,596
FHLMC REMIC Series 3588, Class CW
4,223,588	3.510	10/15/37	4,529,692
FHLMC REMIC Series 4039, Class FA
6,732,106	0.721	05/15/42	6,757,148
FNMA REMIC Series 1990-145, Class A
298,425	1.091	12/25/20	303,213
FNMA REMIC Series 1997-20, Class F
612,416	0.630	03/25/27	603,837
FNMA REMIC Series 1998-66, Class FC
154,501	0.721	11/17/28	155,735
FNMA REMIC Series 2010-123, Class FL
3,864,996	0.647	11/25/40	3,875,978
FNMA REMIC Series 2011-110, Class FE
6,781,049	0.617	04/25/41	6,811,839
FNMA REMIC Series 2012-56, Class FG
5,762,991	0.717	03/25/39	5,807,692
FNMA REMIC Series 2012-63, Class FE
1,356,513	0.617	06/25/38	1,361,708
FNMA REMIC Series 2012-65, Class FB
1,354,354	0.737	06/25/42	1,358,590
GNMA REMIC Series 2001-25, Class AF
7,584,488	0.659	02/20/41	7,618,480
GNMA REMIC Series 2011-99, Class DF
6,505,616	0.621	07/16/41	6,531,952

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
GNMA REMIC Series 2012-12, Class HF
$4,539,734	0.619%	01/20/42	$4,557,478
NCUA Guaranteed Notes Series 2010-A1, Class A
861,789	0.569	12/07/20	862,238
NCUA Guaranteed Notes Series 2010-R2, Class 1A
1,500,185	0.598	11/06/17	1,503,233
NCUA Guaranteed Notes Series 2011-A1
2,700,000	0.248	06/12/13	2,700,000
NCUA Guaranteed Notes Series 2011-R1, Class 1A
1,137,713	0.678	01/08/20	1,142,158
NCUA Guaranteed Notes Series 2011-R2, Class 1A
3,237,859	0.628	02/06/20	3,247,345
NCUA Guaranteed Notes Series 2011-R3, Class 1A
3,426,228	0.628	03/11/20	3,435,329
NCUA Guaranteed Notes Series 2011-R4, Class 1A
4,958,002	0.599	03/06/20	4,969,816
NCUA Guaranteed Notes Series 2011-R5, Class 1A
4,659,410	0.599	04/06/20	4,669,785
NCUA Guaranteed Notes Series 2011-R6, Class 1A
4,131,789	0.599	05/07/20	4,140,827

			87,055,695

Sequential Fixed Rate – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 2A
233,743	1.840	10/07/20	237,541

Sequential Floating Rate(c) – 0.5%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
962,547	0.678	10/07/20	965,818

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$88,564,692

Federal Agencies – 28.0%
Adjustable Rate FHLMC(c) – 8.9%
$40,980	2.368%	08/01/16	$41,620
66,312	3.288	08/01/18	68,781
41,126	2.893	11/01/18	42,264
232,458	2.917	11/01/18	240,896
16,678	2.838	02/01/19	17,172
42,019	2.369	03/01/19	42,964
29,315	3.055	03/01/19	30,370
39,716	2.519	06/01/19	40,592
30,098	2.988	07/01/19	31,138
699,263	3.158	11/01/19	725,782
520,574	6.876	11/01/19	559,780
44,061	3.033	01/01/20	45,102
61,650	2.366	05/01/21	63,398
36,087	2.394	10/01/26	36,768
636,872	3.803	08/01/28	681,836
314,161	2.589	05/01/29	329,134
39,087	4.182	06/01/29	42,562
59,598	2.390	04/01/30	61,898
59,676	4.315	06/01/30	64,981
160,305	2.723	12/01/30	164,680
47,522	2.477	02/01/31	49,670
13,576	2.285	06/01/31	14,440
3,273,704	2.887	05/01/34	3,523,252

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(c) – (continued)
$390,098	3.939%	05/01/35	$409,771
3,877,491	2.374	07/01/35	4,151,566
3,729,202	2.400	04/01/37	3,983,706
4,384,743	2.372	12/01/37	4,612,158

			20,076,281

Adjustable Rate FNMA(c) – 10.4%
166,696	6.750	04/01/17	176,619
30,175	4.258	08/01/17	31,507
105,142	2.741	09/01/17	109,716
64,298	2.750	09/01/17	67,500
22,599	2.500	12/01/17	23,056
21,735	4.875	12/01/17	23,331
147,323	2.535	03/01/18	150,478
61,579	2.760	03/01/18	63,460
666,641	2.531	07/01/18	681,171
21,274	1.807	10/01/18	21,482
32,492	2.377	10/01/18	33,235
81,542	2.691	10/01/18	84,814
64,341	2.740	10/01/18	66,512
96,224	2.417	01/01/19	98,408
304,848	4.008	04/01/19	323,508
18,151	5.977	04/01/19	19,159
144,853	2.366	05/01/19	151,201
669,737	2.427	05/01/19	685,982
91,049	6.174	07/01/19	97,849
255,299	4.302	08/01/19	272,758
243,213	5.790	05/01/20	261,378
313,166	2.455	06/01/20	320,770
21,610	6.623	02/01/22	23,237
75,513	2.573	05/20/22	78,254
232,041	2.306	02/01/23	238,155
2,822	6.219	12/01/23	2,895
395,426	2.375	01/01/24	410,601
439,602	2.425	03/01/24	456,794
351,323	2.175	06/20/24	361,414
20,196	3.736	08/01/24	21,027
105,036	5.091	01/01/25	112,881
25,169	3.728	06/01/27	26,356
17,150	4.250	12/01/27	18,675
34,485	4.509	01/01/28	37,551
24,089	2.368	06/01/29	24,978
18,011	2.440	06/01/29	18,629
2,869,302	2.400	07/01/33	3,058,607
848,785	2.492	11/01/34	910,970
18,142	3.910	05/01/36	19,694
7,151,549	2.655	08/01/37	7,675,146
1,697,046	2.950	09/01/37	1,830,683
120,081	1.548	06/01/40	123,143
3,907,724	2.344	12/01/40	4,179,683
10,956	1.348	02/01/41	11,159

			23,404,426

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(c) – 4.8%
$1,064,938	1.625%	02/20/33	$1,108,862
433,038	1.750	05/20/33	450,791
7,124,383	1.625	08/20/34	7,481,522
1,540,318	1.625	02/20/37	1,616,949

			10,658,124

FHLMC – 1.8%
8,773	6.500	03/01/13	8,936
7,805	6.500	04/01/13	7,837
9,152	6.500	05/01/13	9,321
10,266	6.500	06/01/13	10,455
357,786	8.000	12/01/15	381,120
337,927	5.500	01/01/20	366,577
179,057	7.000	04/01/21	207,450
106,557	7.000	08/01/21	123,500
1,039,367	7.000	03/01/22	1,200,468
331,133	7.000	05/01/22	382,470
1,068,286	7.000	06/01/22	1,233,905
9,902	4.500	05/01/23	10,650

			3,942,689

FNMA – 2.1%
89,544	5.500	01/01/13	90,291
174,603	8.000	01/01/16	185,297
409,589	7.000	03/01/17	445,560
75,151	7.000	05/01/17	81,751
2,318,521	5.500	03/01/18	2,510,343
264,900	5.500	04/01/18	286,817
10,829	5.000	09/01/19	11,766
4,185	5.000	11/01/19	4,548
28,300	5.000	01/01/20	30,764
89,869	7.000	07/01/21	102,293
171,356	7.000	11/01/21	195,533
101,101	7.000	12/01/21	115,424
202,189	7.000	01/01/22	230,856
40,274	7.000	02/01/22	45,962
138,802	7.000	01/01/28	161,378
121,853	6.500	04/01/33	140,665

			4,639,248

GNMA – 0.0%
68,159	7.000	04/15/26	81,172

TOTAL FEDERAL AGENCIES			$62,801,940

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $150,059,743)			$151,366,632

Asset-Backed Securities – 35.6%
Auto(c) – 6.6%
Ally Master Owner Trust Series 2010-1, Class A(a)
$6,500,000	1.971%	01/15/15	$6,527,671
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A
3,500,000	0.691	01/15/16	3,516,517

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Auto(c) – (continued)
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A2
$3,000,000	0.569%	09/15/16	$3,000,063
Motor PLC Series 12A, Class A1B(a)
1,750,000	0.735	02/25/20	1,750,021

			14,794,272

Collateralized Loan Obligations(c) – 6.2%
Black Diamond CLO Ltd. Series 2005-1A, Class A1(a)
732,829	0.649	06/20/17	724,031
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)
700,000	1.158	11/21/22	668,609
Gleneagles CLO Ltd. Series 2005-1A, Class A1(a)
4,068,113	0.720	11/01/17	3,958,539
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A(a)
850,000	1.150	10/18/21	835,368
Greywolf CLO Ltd. Series 2007-1A, Class A(a)
490,916	0.679	02/18/21	469,144
KKR Financial CLO Ltd. Series 2005-1A, Class A1(a)
1,311,170	0.718	04/26/17	1,290,924
KKR Financial CLO Ltd. Series 2007-AA, Class A(a)
1,208,190	1.205	10/15/17	1,199,643
Liberty CLO Ltd. Series 2005-1A, Class A1C(a)
3,671,210	0.695	11/01/17	3,523,525
Lightpoint CLO Ltd. Series 2005-3A, Class A1A(a)
420,910	0.649	09/15/17	413,779
Westchester CLO Ltd. Series 2007-1X, Class A1A
814,112	0.670	08/01/22	776,714

			13,860,276

Credit Card(a)(c) – 1.9%
World Financial Network Credit Card Master Trust Series 2006-A, Class A
4,200,000	0.351	02/15/17	4,184,526

Home Equity(a) – 0.3%
AH Mortgage Advance Trust Series SART-2, Class A1
800,000	3.270	09/15/43	801,781

Student Loan(c) – 20.6%
Access Group, Inc. Series 2002-1, Class A2
1,350,501	0.549	09/25/25	1,346,580
Access Group, Inc. Series 2003-1, Class A2
994,049	0.629	12/27/16	989,256
Access Group, Inc. Series 2005-2, Class A3
2,800,000	0.614	11/22/24	2,743,968
Brazos Higher Education Authority, Inc. Series 2005-2, Class A10
4,200,000	0.489	12/26/19	4,165,898
Brazos Higher Education Authority, Inc. Series 2005-2, Class A9
1,572,027	0.469	12/26/17	1,570,122
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
3,468,030	0.479	09/25/23	3,462,239
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2
2,477,590	0.529	06/27/22	2,472,652

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
$1,539,000	0.449%	12/26/18	$1,535,768
College Loan Corp. Trust Series 2004-1, Class A3
2,268,530	0.611	04/25/21	2,264,986
College Loan Corp. Trust Series 2004-1, Class A4
600,000	0.641	04/25/24	562,364
College Loan Corp. Trust Series 2005-1, Class A2
5,000,000	0.551	07/25/24	4,938,727
College Loan Corp. Trust Series 2005-2, Class A2
260,495	0.565	10/15/21	260,262
Education Funding Capital Trust I Series 2004-1, Class A2
1,542,325	0.549	12/15/22	1,537,437
Education Loan Asset-Backed Trust Series 2012-1, Class A1
1,150,000	0.669	06/25/22	1,150,000
Educational Services of America, Inc. Series 2012-1, Class A1(a)
3,114,216	1.367	09/25/40	3,153,404
GCO Education Loan Funding Trust Series 2005-2, Class A6L
1,500,000	0.577	05/27/24	1,481,578
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
468,032	1.377	02/25/42	467,517
Northstar Education Finance, Inc. Series 2004-1, Class A4
1,484,444	0.637	04/29/19	1,479,493
Northstar Education Finance, Inc. Series 2005-1, Class A1
1,004,609	0.547	10/28/26	1,000,925
Pennsylvania State Higher Education Assistance Agency Series 2009-2 Class A-1
1,318,111	1.051	04/25/19	1,308,961
Scholar Funding Trust Series 2012-B, Class A1(a)
300,000	0.619	10/28/25	299,206
SLM Student Loan Trust Series 2006-8, Class A4
489,151	0.531	10/25/21	487,823
SLM Student Loan Trust Series 2008-5, Class A4
1,250,000	2.151	07/25/23	1,317,302
SLM Student Loan Trust Series 2012-3, Class A
4,573,852	0.867	12/26/25	4,607,528
South Carolina Student Loan Corp. Series 2005, Class A1
1,623,647	0.518	12/03/18	1,623,371

			46,227,367

TOTAL ASSET-BACKED SECURITIES
(Cost $79,685,293)			$79,868,222

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.2%
Interest Rate Swaptions
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 1.895%
$5,400,000	1.895%	02/28/13	$118,458
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 1.895%
5,400,000	1.895	02/28/13	85,455

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.060%
$5,300,000	2.060%	02/19/13	$170,639
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.060%
5,300,000	2.060	02/19/13	51,561

TOTAL OPTIONS PURCHASED – 0.2%
(Cost $477,690)			$426,113

TOTAL INVESTMENTS – 103.9%
(Cost $231,734,009)			$233,170,867

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.9)%			(8,841,696)

NET ASSETS – 100.0%			$224,329,171

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $32,655,413, which represents approximately 14.6% of net assets as of September 30, 2012.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
FDIC	—Federal Deposit Insurance Corp.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
SART	—Servicer Advance Revolving Trust

†	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	1	December 2012	$249,200	$1,498
Eurodollars	1	March 2013	249,187	1,985
Eurodollars	1	June 2013	249,150	2,535
Eurodollars	48	September 2014	11,941,800	91,309
Eurodollars	(48)	September 2015	(11,907,600)	(148,500)
Ultra Long U.S. Treasury Bonds	(19)	December 2012	(3,139,156)	(89,717)
5 Year U.S. Treasury Notes	421	December 2012	52,470,414	121,052
10 Year U.S. Treasury Notes	50	December 2012	6,674,219	46,186
30 Year U.S. Treasury Bonds	21	December 2012	3,136,875	(14,431)
TOTAL				$11,917

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$5,100	(a)	02/28/17	3 month LIBOR	0.750%	$(5,741)	$(10,774)
	1,400	(a)	07/23/24	2.150%	3 month LIBOR	—	(13,408)
Barclays Bank PLC	13,900	(a)	02/28/17	3 month LIBOR	0.750	(26,079)	(18,932)
Citibank NA	4,800	(a)	02/28/17	3 month LIBOR	0.750	(4,718)	(10,826)
	7,800	(a)	12/19/17	3 month LIBOR	1.250	(27,824)	(130,925)
	700	(a)	12/19/19	1.750	3 month LIBOR	21,172	1,953
	16,600	(a)	12/19/22	3 month LIBOR	2.000	(55,988)	(306,199)
Credit Suisse First Boston Corp.	7,600	(a)	02/28/17	3 month LIBOR	0.750	(9,332)	(15,278)
	10,800	(a)	12/19/22	2.000	3 month LIBOR	167,270	68,369
	1,600	(a)	12/19/42	3 month LIBOR	2.500	(2,501)	48,233
Deutsche Bank Securities, Inc.	6,500	(a)	02/28/17	3 month LIBOR	0.750	(17,015)	(4,033)
JPMorgan Securities, Inc.	119,000		12/31/12	3 month LIBOR	0.943	—	(458,812)
	3,000	(a)	02/28/17	3 month LIBOR	0.750	(4,894)	(4,820)
Morgan Stanley Capital Services, Inc.	8,800	(a)	02/28/17	3 month LIBOR	0.750	(19,583)	(8,913)
TOTAL						$14,767	$(864,365)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2012, the fund had the following written swaptions:

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received
Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.640% versus the 3 month LIBOR maturing on July 23, 2024	$5,100	07/21/14	1.640%	$(79,326)	$(113,730)

For the six months ended September 30, 2012, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	5,100	113,730
Contracts Outstanding September 30, 2012	$5,100	$113,730

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 99.0%
United States Treasury Bonds
$900,000	3.125%		11/15/41	$959,310
United States Treasury Inflation Protected Securities
13,856,586	2.000		07/15/14	14,781,098
1,799,865	1.625		01/15/15	1,928,951
42,758,496	1.875		07/15/15	47,054,442
14,294,826	2.500		07/15/16	16,602,154
5,346,322	0.125		04/15/17	5,759,807
20,382,565	2.125		01/15/19	25,016,337
11,267,025	1.875		07/15/19	13,826,780
21,221,716	1.250		07/15/20	25,363,346
38,910,167	1.125	(a)	01/15/21	46,053,685
16,530,664	2.375		01/15/25	22,453,270
5,194,665	2.000		01/15/26	6,833,426
29,312,154	2.375		01/15/27	40,514,966
11,899,188	3.625		04/15/28	18,919,709
3,841,740	2.500		01/15/29	5,503,293
1,533,081	3.875		04/15/29	2,549,943
11,770,200	2.125		02/15/41	17,309,609
United States Treasury Notes
1,600,000	0.625		09/30/17	1,599,568
1,200,000	1.000		09/30/19	1,195,404

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $294,974,583)				$314,225,098

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.1%
Interest Rate Swaptions
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 1.895%
$3,800,000	1.895%	02/28/13	$83,359
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 1.895%
3,800,000	1.895	02/28/13	60,135

TOTAL OPTIONS PURCHASED
(Cost $167,200)			$143,494

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $295,141,783)			$314,368,592

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 0.5%
Repurchase Agreement – 0.5%
Joint Repurchase Agreement Account II
$1,700,000	0.245%	10/01/12	$1,700,000
(Cost $1,700,000)

TOTAL INVESTMENTS – 99.6%
(Cost $296,841,783)			$316,068,592

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			1,207,081

NET ASSETS – 100.0%			$317,275,673

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(b)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on page 69.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	37	September 2014	$9,205,138	$69,753
Eurodollars	(37)	September 2015	(9,178,775)	(113,067)
Ultra Long U.S. Treasury Bonds	(18)	December 2012	(2,973,938)	(89,006)
5 Year U.S. Treasury Notes	339	December 2012	42,250,524	96,136
10 Year U.S. Treasury Notes	(64)	December 2012	(8,543,000)	(30,293)
30 Year U.S. Treasury Bonds	5	December 2012	746,875	(3,161)
TOTAL				$(69,638)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$3,400	02/28/17	0.750%	3 month LIBOR	$(3,827)	$(7,183)
Deutsche Bank Securities, Inc.	3,300	02/28/17	0.750	3 month LIBOR	(7,576)	(3,110)
Morgan Stanley Capital Services, Inc.	8,100	02/28/17	0.750	3 month LIBOR	(17,241)	(8,988)
TOTAL					$(28,644)	$(19,281)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 65.6%
Collateralized Mortgage Obligations – 16.3%
Inverse Floaters(a) – 0.0%
FNMA REMIC Series 1990-134, Class SC
$24,774	21.272%	11/25/20	$36,284

IOette(b) – 0.0%
FHLMC REMIC Series 1161, Class U
499	1,172.807	11/15/21	14,145

Planned Amortization Class – 0.0%
FHLMC REMIC Series 1556, Class H
59,986	6.500	08/15/13	60,964

Regular Floater – 10.5%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)(c)
18,369,817	0.764	02/25/48	18,386,342
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
12,099,545	3.250	04/25/38	12,476,659
FNMA REMIC Series 1988-12, Class B(a)(d)
70,898	0.000	02/25/18	69,705
NCUA Guaranteed Notes Series 2010-A1, Class A(a)
5,314,363	0.578	12/07/20	5,317,134
NCUA Guaranteed Notes Series 2010-R2, Class 1A(a)
9,563,737	0.598	11/06/17	9,583,164
NCUA Guaranteed Notes Series 2011-A1(a)
17,700,000	0.248	06/12/13	17,700,000
NCUA Guaranteed Notes Series 2011-R1, Class 1A(a)
6,663,749	0.678	01/08/20	6,689,780
NCUA Guaranteed Notes Series 2011-R2, Class 1A(a)
21,693,654	0.628	02/06/20	21,757,210
NCUA Guaranteed Notes Series 2011-R3, Class 1A(a)
23,222,213	0.628	03/11/20	23,283,899
NCUA Guaranteed Notes Series 2011-R4, Class 1A(a)
42,239,605	0.608	03/06/20	42,340,253
NCUA Guaranteed Notes Series 2011-R5, Class 1A(a)
29,045,676	0.608	04/06/20	29,110,349
NCUA Guaranteed Notes Series 2011-R6, Class 1A(a)
25,892,545	0.608	05/07/20	25,949,185

			212,663,680

Sequential Fixed Rate – 5.4%
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
33,200,000	2.699	05/25/18	35,840,197
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
7,800,000	2.303	09/25/18	8,281,577
FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
13,700,000	2.220	12/25/18	14,415,326
FHLMC REMIC Series 108, Class G
178,237	8.500	12/15/20	201,625
FHLMC REMIC Series 1980, Class Z
966,063	7.000	07/15/27	1,109,858
FHLMC REMIC Series 2019, Class Z
1,017,630	6.500	12/15/27	1,155,584
FHLMC REMIC Series 3003, Class CG
333,436	5.000	07/15/23	334,249

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FHLMC REMIC Series 3466, Class BA
$673,183	5.000%	08/15/35	$676,052
FHLMC REMIC Series 3530, Class DB
11,283,235	4.000	05/15/24	12,313,056
FNMA REMIC Series 1989-66, Class J
326,226	7.000	09/25/19	360,026
FNMA REMIC Series 1990-16, Class E
192,097	9.000	03/25/20	224,019
FNMA REMIC Series 2002-91, Class LK
262,350	4.500	06/25/22	264,298
GNMA REMIC Series 1995-3, Class DQ
52,305	8.050	06/16/25	60,675
NCUA Guaranteed Notes Series 2010-C1, Class A2
20,000,000	2.900	10/29/20	21,556,250
NCUA Guaranteed Notes Series 2010-R1, Class 2A
1,402,457	1.840	10/07/20	1,425,247
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19	11,881,210

			110,099,249

Sequential Floating Rate(a) – 0.3%
FHLMC REMICS Series 4097, Class AF
922,676	0.621	07/15/39	926,108
FNMA REMIC Series 1988-12, Class A
138,014	3.750	02/25/18	145,847
NCUA Guaranteed Notes Series 2010-R1, Class 1A
5,912,789	0.678	10/07/20	5,932,883

			7,004,838

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$329,879,160

Commercial Mortgage-Backed Securities – 1.1%
Sequential Fixed Rate – 1.1%
FNMA ACES Series 2009-M2, Class A2
$21,700,000	3.334%	01/25/19	$23,263,735

Federal Agencies – 48.2%
Adjustable Rate FHLMC(a) – 0.4%
$57,966	1.740%	05/01/18	$58,605
67,316	3.374	10/01/25	70,145
708,742	2.724	11/01/34	753,463
4,965,511	2.375	06/01/35	5,313,385
570,701	3.429	05/01/36	613,326
96,810	2.599	10/01/36	104,056
159,204	2.777	11/01/36	171,094

			7,084,074

Adjustable Rate FNMA(a) – 3.2%
18,700	1.820	11/01/17	18,869
156,993	3.252	02/01/18	160,453
86,954	2.068	06/01/18	89,130
120,621	5.788	05/01/20	129,630
62,224	3.020	01/01/23	64,656
344,558	3.163	02/01/27	357,513
3,774,473	2.871	08/01/29	3,878,170
57,007	2.380	07/01/32	60,894
41,878	2.880	07/01/32	45,006

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
$234,175	2.427%	01/01/33	$250,143
2,776,997	2.925	05/01/33	2,984,405
492,392	3.000	08/01/33	524,348
2,182,482	4.611	08/01/33	2,376,518
1,972,180	2.413	02/01/34	2,113,711
592,045	2.695	05/01/34	635,922
1,181,181	2.825	05/01/34	1,269,401
1,091,962	2.345	06/01/34	1,171,097
981,712	2.383	10/01/34	1,053,082
724,387	2.462	10/01/34	778,491
1,853,746	2.548	02/01/35	1,991,152
257,019	2.602	02/01/35	275,369
414,520	2.778	03/01/35	445,082
2,391,826	2.805	03/01/35	2,536,479
2,879,523	2.432	04/01/35	3,048,263
5,287,106	2.544	04/01/35	5,637,610
1,866,680	2.845	04/01/35	2,006,098
846,427	2.525	05/01/35	900,291
524,873	2.569	05/01/35	560,335
3,293,295	2.347	08/01/35	3,541,323
1,787,734	2.257	10/01/35	1,879,214
3,285,728	2.856	03/01/36	3,531,132
771,171	2.391	04/01/36	810,292
2,849,323	3.039	04/01/36	3,037,527
1,630,348	2.538	06/01/36	1,722,878
3,039,271	2.881	06/01/36	3,266,268
2,667,072	2.590	07/01/36	2,822,602
4,369,140	2.659	09/01/36	4,695,462
355,471	2.739	11/01/36	382,021
234,850	2.797	11/01/36	252,390
3,677,376	2.863	07/01/37	3,952,032
157,656	2.778	12/01/46	169,431

			65,424,690

Adjustable Rate GNMA(a) – 0.6%
3,507,493	1.750	05/20/34	3,681,067
1,133,934	1.625	07/20/34	1,190,850
704,692	1.625	08/20/34	740,080
5,027,902	1.625	09/20/34	5,277,361
686,203	1.625	10/20/34	719,639
1,009,715	1.625	12/20/34	1,059,029

			12,668,026

FHLMC – 0.1%
52	7.000	12/01/12	52
2,051	6.500	01/01/13	2,077
3,312	6.500	04/01/13	3,326
15,748	6.500	05/01/13	15,981
5,133	6.500	06/01/13	5,228
4,621	6.500	10/01/13	4,750
29,564	8.500	10/01/15	32,001
123,801	8.000	12/01/15	131,876
8,053	7.000	03/01/16	8,570
1,672,705	5.500	01/01/20	1,814,519
401,540	7.000	04/01/22	463,806
9,902	4.500	05/01/23	10,649

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$33,538	7.500%	01/01/31	$38,561
12,297	6.000	06/01/36	13,647

			2,545,043

FNMA – 43.8%
37,813	5.500	01/01/13	38,128
5,159	6.000	01/01/14	5,697
17,995	6.000	03/01/14	19,872
6,580	5.500	04/01/14	7,216
1,862	8.500	09/01/15	1,868
56,953	8.500	10/01/15	60,930
8,293	8.500	12/01/15	8,880
9,000,000	3.660	01/01/18	10,133,247
5,307	5.500	01/01/18	5,746
7,575,748	2.800	03/01/18	8,156,539
6,860,000	3.840	05/01/18	7,696,098
62,270,947	3.738	06/01/18	70,294,565
275,891	5.500	07/01/18	298,717
177,002	5.500	08/01/18	191,646
332,563	5.500	09/01/18	360,078
15,800,000	2.960	11/01/18	17,219,372
50,152	5.500	12/01/18	54,301
22,700	5.500	01/01/19	24,579
38,317	5.500	03/01/19	41,488
7,953	5.500	08/01/19	8,621
12,362	5.000	09/01/19	13,409
44,938	7.000	11/01/19	50,453
4,885,334	3.416	10/01/20	5,423,868
3,715,545	3.632	12/01/20	4,132,432
5,844,952	4.375	06/01/21	6,808,084
42,173,441	4.317	07/01/21	48,861,132
5,393,886	5.500	09/01/23	5,867,589
1,105,410	5.500	10/01/23	1,205,156
8,532	7.000	12/01/24	9,981
138,328	5.000	06/01/25	151,856
15,938,909	4.000	08/01/26	17,053,209
19,954,989	4.000	09/01/26	21,312,865
1,097,050	5.000	06/01/27	1,204,333
1,676	7.000	07/01/27	1,826
2,398	7.000	08/01/27	2,788
3,461	7.000	10/01/28	4,075
3,014	7.000	01/01/29	3,504
147,166	5.000	07/01/29	161,988
2,654,806	4.500	09/01/29	2,868,577
1,803	7.000	11/01/29	2,097
132,621	8.000	02/01/31	158,378
1,914	7.000	04/01/31	2,267
16,124,892	4.500	10/01/31	17,602,513
12,260	7.000	05/01/32	14,224
11,167	7.000	06/01/32	12,955
5,295	7.000	08/01/32	6,143
1,719,784	6.000	03/01/33	1,927,152
8,609	5.000	04/01/33	9,401
3,102,578	6.500	04/01/33	3,575,745
3,416	7.000	04/01/34	3,973
7,429,122	6.000	04/01/35	8,295,445

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$4,158,233	5.000%		08/01/35		$4,527,954
14,574	5.000		09/01/35		15,870
1,320	6.000		11/01/35		1,469
990,911	5.000		12/01/35		1,079,017
14,189	5.000		07/01/36		15,435
178,945	5.000		11/01/36		194,654
6,116,637	5.000		12/01/36		6,660,133
139,267	5.000		02/01/37		151,381
1,609,885	5.000		05/01/37		1,749,920
4,521,526	5.000		06/01/37		4,914,826
15,049	5.000		07/01/37		16,358
162,544	5.000		08/01/37		176,683
95,000	8.500		09/01/37		110,093
992,755	7.500		10/01/37		1,145,926
9,098	5.000		01/01/38		9,887
1,459,427	5.000		02/01/38		1,589,190
1,076,794	5.000		03/01/38		1,170,174
4,469,554	5.000		04/01/38		4,857,155
5,273,198	5.000		05/01/38		5,742,211
1,622,022	5.000		06/01/38		1,762,684
1,448,235	5.000		02/01/39		1,580,147
987,237	5.000		03/01/39		1,091,244
982,293	5.000		04/01/39		1,072,014
2,001,928	5.000		05/01/39		2,184,781
4,041,466	5.000		07/01/39		4,391,943
23,654	4.500		08/01/39		25,542
1,019,530	5.000		10/01/39		1,112,652
16,000	5.000		11/01/39		17,462
2,000,000	5.000		03/01/40		2,194,603
1,277,016	5.000		06/01/40		1,401,271
13,406,696	4.500		08/01/40		14,506,819
649,972	5.000		08/01/40		713,215
12,955,723	4.500		11/01/40		14,021,911
484,824	5.000		02/01/41		531,998
5,268,794	4.500		04/01/41		5,712,084
170,248	5.000		04/01/41		187,062
2,248,160	4.500		05/01/41		2,437,309
395,168	5.000		05/01/41		431,262
58,592	5.000		06/01/41		63,944
18,948,403	4.500		08/01/41		20,569,996
457,703	4.500		10/01/41		496,212
2,752,507	5.000		10/01/41		3,024,359
969,656	4.000		01/01/42		1,044,072
183,130	5.000		02/01/42		199,704
203,000,000	5.000		TBA - 30yr	(e)	221,349,292
261,000,000	6.000		TBA - 30yr	(e)	288,221,491

					885,848,415

Principal Amount	Interest Rate		Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – 0.1%
$629,222	5.500%		07/15/20		$680,735
278,351	6.000		11/15/38		314,395

					995,130

TOTAL FEDERAL AGENCIES					$974,565,378

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,302,923,873)					$1,327,708,273

Agency Debentures – 50.8%
FHLB
$12,200,000	2.125%		06/10/16		$12,886,421
FHLMC
66,000,000	0.181	(a)	06/03/13		66,000,924
41,000,000	0.171	(a)	06/17/13		41,028,044
34,220,000	5.000		01/30/14		36,382,013
44,200,000	1.375		02/25/14		44,898,705
51,300,000	0.375		02/27/14		51,394,710
132,800,000	1.000		07/30/14		134,627,620
13,300,000	1.000		08/20/14		13,472,436
9,700,000	0.500		08/28/15		9,742,220
72,100,000	3.000		07/31/19		73,659,912
18,500,000	1.250		10/02/19		18,470,585
FNMA
125,200,000	0.345	(a)	05/17/13		125,266,106
9,535,000	1.050		10/22/13		9,613,718
27,000,000	0.600		10/25/13		27,000,270
103,100,000	0.600		11/14/13		103,139,755
56,400,000	4.125		04/15/14		59,768,056
28,400,000	0.000	(f)	07/05/14		28,054,062
6,900,000	0.750		12/19/14		6,966,583
26,100,000	0.375		03/16/15		26,130,161
7,900,000	0.500		05/27/15		7,930,469
8,000,000	0.500		07/02/15		8,035,472
96,700,000	2.375		04/11/16		103,078,158
18,100,000	1.125		04/27/17		18,462,742
Small Business Administration
76,630	7.200		06/01/17		83,985
203,662	6.300		05/01/18		223,935
140,573	6.300		06/01/18		153,483

TOTAL AGENCY DEBENTURES
(Cost $1,022,113,520)					$1,026,470,545

U.S. Treasury Obligations – 3.0%
United States Treasury Inflation Protected Securities(g)
$1,919,856	1.625%		01/15/15		$2,057,548
4,947,264	1.875		07/15/15		5,444,315

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Notes
$30,400,000	0.250%	05/31/14	$30,408,512
22,500,000	1.625	08/15/22	22,473,676

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $60,200,409)			$60,384,051

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.1%
Interest Rate Swaptions
Citibank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 1.895%
$24,000,000	1.895%	02/28/13	$526,478
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 1.895%
24,000,000	1.895	02/28/13	379,800
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.060%
24,100,000	2.060	02/19/13	775,926
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.060%
24,100,000	2.060	02/19/13	234,457

TOTAL OPTIONS PURCHASED – 0.1%
(Cost $2,147,730)			$1,916,661

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,387,385,532)			$2,416,479,530

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(h) – 5.0%
Repurchase Agreement – 5.0%
Joint Repurchase Agreement Account II
$100,500,000	0.245%	10/01/12	$100,500,000
(Cost $100,500,000)

TOTAL INVESTMENTS – 124.5%
(Cost $2,487,885,532)			$2,516,979,530

LIABILITIES IN EXCESS OF OTHER ASSETS – (24.5)%			(494,593,477)

NET ASSETS – 100.0%			$2,022,386,053

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at 09/30/12.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $30,863,001, which represents approximately 1.5% of net assets as of 09/30/12.
(d)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $509,570,783 which represents approximately 25.2% of net assets as of 09/30/12.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on page 69.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA	4.500%	TBA-30yr	11/14/12	$(65,000,000)	$(70,334,570)
FNMA	5.000	TBA-30yr	11/10/12	(13,000,000)	(14,182,187)
TOTAL (Proceeds Receivable: $84,411,367)					$(84,516,757)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	249	September 2014	$61,948,088	$473,213
Eurodollars	(249)	September 2015	(61,770,675)	(769,795)
Ultra Long U.S. Treasury Bonds	41	December 2012	6,773,969	(91,677)
2 Year U.S. Treasury Notes	6,634	December 2012	1,463,004,312	692,430
5 Year U.S. Treasury Notes	225	December 2012	28,042,383	55,566
10 Year U.S. Treasury Notes	(476)	December 2012	(63,538,563)	(191,895)
30 Year U.S. Treasury Bonds	4	December 2012	597,500	(2,529)
TOTAL				$165,313

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$31,000		11/02/16	3 month LIBOR	1.780%	$—	$(1,695,528)
	22,100	(a)	02/28/17	3 month LIBOR	0.750	(24,876)	(46,688)
	4,200	(a)	07/23/24	2.150%	3 month LIBOR	—	(40,226)
Barclays Bank PLC	70,900	(a)	02/28/17	3 month LIBOR	0.750	(126,480)	(103,109)
	3,100	(a)	07/21/24	2.160	3 month LIBOR	—	(26,509)
Citibank NA	21,100	(a)	02/28/17	3 month LIBOR	0.750	(20,738)	(47,588)
	188,000	(a)	12/19/17	3 month LIBOR	1.250	(1,037,558)	(2,788,712)
	15,200	(a)	12/19/22	3 month LIBOR	2.000	(233,122)	(98,519)
Credit Suisse International (London)	33,200	(a)	02/28/17	3 month LIBOR	0.750	(40,732)	(66,776)
	79,100	(a)	12/19/17	3 month LIBOR	1.250	(624,099)	(985,784)
	69,200	(a)	12/19/19	3 month LIBOR	1.750	(1,467,524)	(818,615)
	20,500	(a)	12/19/22	3 month LIBOR	2.000	(188,682)	(258,597)
	400	(a)	12/19/42	3 month LIBOR	2.500	(625)	12,058
Deutsche Bank Securities, Inc.	9,300	(a)	02/28/17	0.750	3 month LIBOR	(21,350)	(8,764)
	4,200	(a)	07/22/24	2.130	3 month LIBOR	—	(47,546)
	6,800	(a)	07/28/24	2.060	3 month LIBOR	—	(123,389)
JPMorgan Securities, Inc.	185,600		12/31/12	3 month LIBOR	0.943	—	(715,593)
	19,700	(a)	02/28/17	3 month LIBOR	0.750	(32,139)	(31,654)
	197,800	(a)	02/28/17	0.750	3 month LIBOR	771,807	—
	16,300	(a)	12/19/27	3 month LIBOR	2.500	(534,435)	26,079
	17,000	(a)	12/19/32	3 month LIBOR	2.500	(241,102)	145,496
Morgan Stanley Capital Services, Inc.	21,500	(a)	02/28/17	3 month LIBOR	0.750	(49,504)	(20,117)
TOTAL						$(3,871,159)	$(7,740,081)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — For the six months ended September 30, 2012, the Fund had the following written swaptions:

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received
Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.640% versus the 3 month LIBOR maturing on July 23, 2024	$15,400	07/21/14	1.640%	$(239,533)	$(343,420)
Barclays Bank PLC	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.650% versus the 3 month LIBOR maturing on July 21, 2024	11,500	07/17/14	1.650	(181,838)	(258,750)
	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.620% versus the 3 month LIBOR maturing on July 22, 2024	15,400	07/18/14	1.620	(231,000)	(346,500)
Deutsche Bank Securities Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.550% versus the 3 month LIBOR maturing on July 28, 2024	18,800	07/24/14	1.550	(245,252)	(406,080)
TOTAL		$61,100			$(897,623)	$(1,354,750)

For the six months ended September 30, 2012, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	61,000	1,354,750
Contracts Outstanding September 30, 2012	$61,000	$1,354,750

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – 46.6%
	Automotive – 0.4%
	Ford Motor Credit Co. LLC
	$125,000	8.000%	12/15/16	$150,625

	Banks – 14.3%
	ANZ Capital Trust II(a)(b)
	150,000	5.360	12/31/49	152,625
	Australia & New Zealand Banking Group Ltd.(a)
	300,000	1.000	10/06/15	300,510
	Bank of America Corp.
	800,000	3.625	03/17/16	846,549
	BNP Paribas Capital Trust VI(b)(c)
EUR	75,000	5.868	01/16/49	93,555
	Capital One Financial Corp.
	$225,000	2.125	07/15/14	229,516
	Citigroup, Inc.
	695,000	4.750	05/19/15	748,233
	Cooperatieve Centrale Raiffeisen – Boerenleenbank BA(a)
	100,000	3.200	03/11/15	104,723
	Credit Suisse New York
	325,000	5.500	05/01/14	347,701
	HSBC Capital Funding LP(a)(b)(c)
	100,000	4.610	06/27/49	99,300
	ING Bank NV(a)
	200,000	2.000	09/25/15	200,299
	JPMorgan Chase & Co.
	500,000	3.450	03/01/16	532,687
	Morgan Stanley
	675,000	3.800	04/29/16	694,786
	Resona Preferred Global Securities Ltd.(a)(b)(c)
	100,000	7.191	07/30/49	107,622
	Royal Bank of Scotland Group PLC
	75,000	2.550	09/18/15	75,943
	Santander Holdings USA, Inc.(b)
	50,000	3.000	09/24/15	50,222
	Sparebank 1 Boligkreditt AS(a)
	200,000	1.250	10/25/14	201,320
	Wells Fargo & Co.
	325,000	2.625	12/15/16	342,832

				5,128,423

	Chemicals(b) – 1.4%
	Ecolab, Inc.
	275,000	2.375	12/08/14	283,820
	Huntsman International LLC
EUR	100,000	5.500	06/30/16	100,500
	The Dow Chemical Co.
	$100,000	2.500	02/15/16	104,012

				488,332

	Consumer Products – Household & Leisure(b) – 0.6%
	Spectrum Brands, Inc.
	200,000	9.500	06/15/18	225,500

	Electric(b) – 0.3%
	Commonwealth Edison Co.
	100,000	1.625	01/15/14	101,327

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Energy – 4.0%
	Anadarko Petroleum Corp.(b)
	$150,000	6.375%	09/15/17	$180,573
	Banco de Bogota SA(b)
	200,000	5.000	01/15/17	211,038
	BP Capital Markets PLC
	275,000	3.200	03/11/16	293,883
	Gaz Capital SA for Gazprom
	100,000	9.250	04/23/19	130,000
	Noble Holding International Ltd.(b)
	100,000	2.500	03/15/17	102,852
	Petrobras International Finance Co.(b)
	200,000	2.875	02/06/15	205,342
	Transocean, Inc.(b)
	200,000	5.050	12/15/16	222,936
	Weatherford International Ltd.(b)
	100,000	5.150	03/15/13	101,803

				1,448,427

	Energy – Exploration & Production(b) – 0.6%
	Range Resources Corp.
	200,000	8.000	05/15/19	221,000

	Food & Beverage – 1.8%
	Anheuser-Busch InBev Worldwide, Inc.(b)
	125,000	3.625	04/15/15	133,989
	Diageo Capital PLC(b)
	25,000	1.500	05/11/17	25,391
	Kraft Foods, Inc.
	100,000	4.125	02/09/16	109,995
	Pernod-Ricard SA(a)(b)
	150,000	2.950	01/15/17	155,139
	SABMiller Holdings, Inc.(a)(b)
	200,000	2.450	01/15/17	209,192

				633,706

	Gaming(b) – 0.8%
	MGM Resorts International
	250,000	9.000	03/15/20	278,750

	Health Care(b) – 0.2%
	Coventry Health Care, Inc.
	51,000	6.300	08/15/14	55,314

	Health Care Products(b) – 0.4%
	Life Technologies Corp.
	150,000	4.400	03/01/15	159,144

	Health Care Services(b) – 1.6%
	Express Scripts Holding Co.
	50,000	6.250	06/15/14	54,436
	175,000	3.125	05/15/16	184,794
	Tenet Healthcare Corp.
	200,000	10.000	05/01/18	230,000
	UnitedHealth Group Inc.
	100,000	1.875	11/15/16	102,379

				571,609

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Household & Leisure(b) – 0.3%
Prestige Brands, Inc.
$100,000	8.250%		04/01/18	$110,250

Life Insurance – 1.3%
American International Group, Inc.(b)
45,000	4.875		09/15/16	49,751
MetLife, Inc.
125,000	2.375	(b)	02/06/14	127,649
150,000	1.756		12/15/17	151,486
Prudential Financial, Inc.
125,000	5.100		09/20/14	135,072

				463,958

Media – Cable(b) – 3.9%
CCO Holdings LLC/CCO Holdings Capital Corp.
500,000	7.250		10/30/17	545,000
COX Communications, Inc.
100,000	4.625		06/01/13	102,768
100,000	5.500		10/01/15	113,077
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
60,000	4.750		10/01/14	64,519
125,000	3.500		03/01/16	133,164
DISH DBS Corp.
200,000	6.625		10/01/14	216,500
Virgin Media Finance PLC
200,000	9.500		08/15/16	221,000

				1,396,028

Media – Non Cable – 1.2%
NBCUniversal Media LLC(b)
100,000	2.100		04/01/14	102,176
News America, Inc.
200,000	5.300		12/15/14	218,757
WPP Finance UK(b)
100,000	8.000		09/15/14	111,983

				432,916

Noncaptive – Financial – 0.7%
General Electric Capital Corp.
150,000	2.150		01/09/15	154,344
SLM Corp.
100,000	5.000		10/01/13	103,629

				257,973

Packaging(b) – 0.3%
Ball Corp.
100,000	7.125		09/01/16	108,500

Pharmaceuticals(b) – 0.9%
GlaxoSmithKline Capital, Inc.
100,000	4.375		04/15/14	105,997
Novartis Capital Corp.
100,000	2.900		04/24/15	105,817
Roche Holdings, Inc.(a)
75,000	5.000		03/01/14	79,531
Watson Pharmaceuticals, Inc.
25,000	1.875		10/01/17	25,268

				316,613

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines(b) – 2.6%
Energy Transfer Partners LP
$100,000	5.950%		02/01/15	$109,742
Enterprise Products Operating LLC
100,000	3.200		02/01/16	105,404
100,000	7.034	(c)	01/15/68	112,250
ONEOK Partners LP
100,000	3.250		02/01/16	105,106
Southern Union Co.(c)
100,000	3.462		11/01/66	80,000
Targa Resources Partners LP
300,000	8.250		07/01/16	312,750
TransCanada PipeLines Ltd.(c)
100,000	6.350		05/15/67	106,500

				931,752

Real Estate Investment Trust(b) – 2.5%
ERP Operating LP
300,000	5.250		09/15/14	324,690
HCP, Inc.
100,000	3.750		02/01/16	106,178
Health Care REIT, Inc.
125,000	6.000		11/15/13	131,464
Kilroy Realty LP
100,000	5.000		11/03/15	108,911
Simon Property Group LP
100,000	6.100		05/01/16	115,501
WEA Finance LLC(a)
100,000	5.750		09/02/15	110,988

				897,732

Retailers – 0.3%
Wal-Mart Stores, Inc.
75,000	5.375		04/05/17	89,144

Retailers – Food & Drug(b) – 0.3%
Rite Aid Corp.
100,000	9.750		06/12/16	109,500

Technology(b) – 1.2%
Fidelity National Information Services, Inc.
100,000	7.625		07/15/17	109,500
Hewlett-Packard Co.
150,000	3.000		09/15/16	154,691
International Business Machines Corp.
125,000	2.000		01/05/16	129,080
Texas Instruments, Inc.
50,000	2.375		05/16/16	52,752

				446,023

Technology – Hardware(b) – 0.2%
Tech Data Corp.
75,000	3.750		09/21/17	75,574

Tobacco – 0.4%
Philip Morris International, Inc.
150,000	1.125		08/21/17	149,605

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value

	Corporate Obligations – (continued)
	Transportation(b) – 0.3%
	CSX Corp.
	$100,000	6.250%	04/01/15		$113,303

	Wireless Telecommunications(b) – 0.7%
	Deutsche Telekom International Finance BV
	125,000	5.875	08/20/13		130,575
	Verizon Communications, Inc.
	125,000	3.000	04/01/16		134,112

					264,687

	Wirelines Telecommunications(b) – 3.1%
	AT&T, Inc.
	100,000	2.400	08/15/16		105,380
	Frontier Communications Corp.
	300,000	7.875	04/15/15		335,250
	PAETEC Holding Corp.
	500,000	9.875	12/01/18		572,500
	Telefonica Emisiones SAU
	100,000	4.949	01/15/15		102,000

					1,115,130

	TOTAL CORPORATE OBLIGATIONS
	(Cost $16,621,675)				$16,740,845

	Mortgage-Backed Obligations – 29.1%
	Collateralized Mortgage Obligations – 4.0%
	Planned Amortization Class – 0.6%
	FNMA REMIC Series 2012-108, Class TE
	$200,000	3.500%	10/25/42		$211,323

	Sequential Fixed Rate – 1.7%
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A1
	97,790	1.337	06/25/16		99,454
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A2
	200,000	1.655	11/25/16		206,595
	FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
	100,000	2.220	12/25/18		105,221
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	200,000	1.883	05/25/19		205,973

					617,243

	Sequential Floating Rate(c) – 1.7%
	Darrowby PLC Series 2012-1, Class A
GBP	95,703	2.399	02/20/44		159,538
	Granite Mortgages PLC Series 2004-3, Class 2A1
	$189,365	0.659	09/20/44		186,335
	Permanent Master Issuer PLC Series 2011-2X, Class 1A2
	250,000	2.005	07/15/42		255,800

					601,673

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$1,430,239

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	Commercial Mortgage-Backed Securities(c) – 0.7%
	Sequential Fixed Rate – 0.3%
	FNMA ACES Series 12-M9, Class ASQ2
	$100,000	1.513%	12/25/17		$102,293

	Sequential Floating Rate – 0.4%
	JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4
	150,000	5.335	08/12/37		165,037

	Federal Agencies – 24.4%
	FNMA – 24.4%
	123,919	5.000	12/01/35		134,937
	147,450	5.000	05/01/37		160,276
	107,227	5.000	02/01/39		117,021
	1,621,205	5.000	04/01/39		1,769,282
	29,678	4.000	11/01/40		31,934
	5,000,000	5.000	TBA-30yr	(d)	5,451,953
	1,000,000	6.000	TBA-30yr	(d)	1,104,297

	TOTAL FEDERAL AGENCIES				$8,769,700

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $10,438,380)				$10,467,269

	Asset-Backed Securities – 10.3%
	Auto – 2.1%
	Motor PLC Series 2012-A, Class A1B(a)(c)
	$250,000	0.735%	02/25/20		$250,003
	Toyota Auto Receivables Owner Trust Series 2011-B, Class A3
	250,000	0.680	06/15/15		250,888
	Volkswagen Auto Loan Enhanced Trust Series 2010-1, Class A4
	250,000	2.140	08/22/16		252,191

					753,082

	Collateralized Loan Obligations(c) – 3.4%
	Black Diamond CLO Ltd. Series 2005-1A, Class A1(a)
	119,353	0.649	06/20/17		117,920
	Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
	250,000	0.697	04/29/19		238,016
	Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)
	100,000	1.158	11/21/22		95,516
	Grayson CLO Ltd. Series 2006-1A, Class A1A(a)
	227,144	0.690	11/01/21		214,243
	KKR Financial CLO Ltd. Series 2007-AA, Class A(a)
	362,457	1.205	10/15/17		359,893
	Westchester CLO Ltd. Series 2007-1X, Class A1A
	203,528	0.670	08/01/22		194,178

					1,219,766

	Student Loan(c) – 4.8%
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	346,803	0.479	09/25/23		346,224

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Asset-Backed Securities – (continued)
	Student Loan(c) – (continued)
	College Loan Corp. Trust Series 2004-1, Class A4
	$100,000	0.641%	04/25/24	$93,727
	Education Loan Asset-Backed Trust Series 2012-1, Class A1
	150,000	0.669	06/25/22	150,000
	Educational Services of America, Inc. Series 2012-1, Class A1(a)
	222,444	1.367	09/25/40	225,243
	Nelnet Student Loan Corp. Series 2004-2A, Class A4
	187,937	0.567	08/26/19	187,660
	SLM Student Loan Trust Series 2006-8, Class A4
	244,576	0.531	10/25/21	243,912
	SLM Student Loan Trust Series 2006-9, Class A4
	241,170	0.521	10/25/22	240,172
	SLM Student Loan Trust Series 2012-2, Class A
	224,162	0.917	01/25/29	226,356

				1,713,294

	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,665,485)			$3,686,142

	Foreign Debt Obligations – 3.8%
	Sovereign – 3.8%
	Kommunalbanken AS(a)
	$100,000	1.000%	09/26/17	$100,070
	Republic of Argentina(e)
	40,000	0.000	12/15/35	5,260
EUR	569,000	0.000	12/15/35	87,743
	Republic of Colombia
	$100,000	7.375	03/18/19	132,250
	Republic of Indonesia
	100,000	11.625	03/04/19	152,875
	Republic of Panama
	190,000	7.250	03/15/15	217,265
	Republic of Venezuela
	100,000	7.750	10/13/19	86,750
	Russian Federation(a)
	200,000	3.250	04/04/17	210,500
	United Mexican States
MXN	1,113,000	0.000 (e)	10/04/12	86,447
	$260,000	5.875	01/15/14	275,600

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $1,323,310)			$1,354,760

	Municipal Debt Obligations(c) – 1.1%
	Florida – 0.5%
	Florida Hurricane Catastrophe Fund Finance Corp. RB Floating Rate Notes Series 2007 A
	$200,000	1.001%	10/15/12	$200,010

	Principal Amount	Interest Rate	Maturity Date	Value

	Municipal Debt Obligations – (continued)
	Massachusetts – 0.6%
	Massachusetts State GO Bonds Series 2010 A
	$200,000	0.710%	02/01/14	$200,478

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $400,065)			$400,488

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $32,448,915)			$32,649,504

	Short-term Investments – 26.2%
	Certificates of Deposit – 0.8%
	Dexia Credit Local
	$300,000	1.700%	09/06/13	$300,161

	Repurchase Agreement(f) – 25.4%
	Joint Repurchase Agreement Account II
	9,100,000	0.245	10/01/12	9,100,000

	TOTAL SHORT-TERM INVESTMENTS – 26.2%
	(Cost $9,400,000)			$9,400,161

	TOTAL INVESTMENTS – 117.1%
	(Cost $41,848,915)			$42,049,665

	LIABILITIES IN EXCESS OF OTHER ASSETS – (17.1)%			(6,149,502)

	NET ASSETS – 100.0%			$35,900,163

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,532,653, which represents approximately 9.8% of net assets as of September 30, 2012.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $6,556,250, which represents approximately 18.3% of net assets as of September 30, 2012.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on page 69.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(d)	Settlement Date	Principal Amount	Value

FNMA (Proceeds Receivable: $1,091,523)	5.000%	TBA-30yr	11/10/12	$(1,000,000)	$(1,090,938)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	BRL/USD	10/19/12	$30,091	$91
	RUB/USD	10/22/12	30,033	33
	MYR/USD	10/30/12	47,593	232
	CAD/USD	12/19/12	67,604	183
	PLN/EUR	12/19/12	14,148	42
	USD/CHF	12/19/12	81,472	528
	USD/GBP	12/19/12	7,265	16
	USD/HUF	12/19/12	34,802	831
	USD/JPY	12/19/12	35,918	82
	USD/PLN	12/19/12	34,938	695
	USD/TWD	10/18/12	23,989	11
	USD/ZAR	12/19/12	65,954	467
BNP Paribas SA	NZD/USD	12/19/12	24,731	81
Citibank NA	RUB/USD	10/22/12	15,022	22
	SGD/USD	12/19/12	36,057	57
	USD/EUR	12/19/12	24,437	86
Credit Suisse International (London)	MXN/USD	12/19/12	48,500	500
	RUB/USD	10/09/12	24,783	783
	TRY/USD	12/19/12	42,907	148
	USD/EUR	10/12/12	120,857	393
	USD/EUR	12/19/12	29,582	33
	USD/TRY	12/19/12	29,944	56
Deustche Bank AG (London)	EUR/HUF	12/19/12	14,057	91
	HUF/PLN	12/19/12	14,845	7
	INR/USD	10/04/12	12,672	672
	INR/USD	10/18/12	74,594	829
	JPY/USD	12/19/12	15,219	219
	KRW/USD	10/05/12	36,580	580
	MYR/USD	10/19/12	85,593	59
	MYR/USD	10/30/12	10,181	5
	NZD/USD	12/19/12	19,903	764
	USD/EUR	12/19/12	83,601	1,035
	USD/GBP	12/19/12	25,670	136
	USD/JPY	12/19/12	167,349	720
	USD/MXN	12/19/12	14,937	63
HSBC Bank PLC	GBP/EUR	12/19/12	29,582	505
	HUF/EUR	12/19/12	11,576	186
	INR/USD	10/18/12	126,957	2,616
	KRW/USD	10/05/12	37,004	453
	MXN/JPY	12/19/12	9,203	46
	NOK/USD	12/19/12	43,109	109

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC (continued)	SEK/EUR	12/19/12	$59,164	$1,230
	USD/MXN	12/19/12	14,997	3
	USD/TRY	12/19/12	23,882	118
JPMorgan Securities, Inc.	EUR/USD	12/19/12	15,434	5
	HUF/EUR	12/19/12	11,576	170
	INR/USD	10/10/12	72,892	4,115
	INR/USD	11/06/12	61,779	334
	TRY/USD	12/19/12	38,359	83
	USD/EUR	12/19/12	23,151	519
	USD/GBP	11/14/12	160,522	539
Morgan Stanley & Co.	USD/EUR	12/19/12	29,582	214
Royal Bank of Canada	BRL/USD	10/05/12	12,155	155
	USD/AUD	12/19/12	292,236	2,199
	USD/CAD	12/19/12	74,744	256
State Street Bank	INR/USD	10/04/12	49,527	2,565
	INR/USD	10/10/12	100,862	5,214
	INR/USD	10/18/12	50,661	1,661
	MXN/USD	12/19/12	40,450	633
	USD/MXN	12/19/12	29,939	61
Westpac Banking Corp.	USD/AUD	12/19/12	122,762	901
TOTAL				$35,440

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	EUR/SEK	12/19/12	$73,065	$(1,039)
	EUR/CHF	12/19/12	24,541	(104)
	EUR/HUF	12/19/12	15,474	(40)
	GBP/USD	12/19/12	7,265	(32)
	USD/GBP	12/19/12	24,217	(67)
	USD/JPY	12/19/12	95,625	(625)
	USD/NZD	12/19/12	4,711	(165)
	USD/PLN	12/19/12	30,229	(229)
	USD/TWD	10/18/12	30,069	(69)
	ZAR/USD	12/19/12	14,836	(164)
Citibank NA	DKK/EUR	12/19/12	26,922	(20)
	EUR/USD	12/19/12	115,756	(2,388)
	JPY/USD	12/19/12	14,975	(25)
	PHP/USD	10/15/12	23,996	(4)
	RUB/USD	10/17/12	183,394	(1,004)
	SGD/USD	12/19/12	24,176	(108)
	USD/INR	10/18/12	15,135	(135)
	USD/KRW	10/05/12	48,965	(965)
	USD/RUB	10/09/12	12,652	(238)
	USD/AUD	12/19/12	146,283	(257)
	USD/JPY	12/19/12	40,384	(449)
	USD/SGD	12/19/12	114,706	(1,706)
Credit Suisse International (London)	CLP/USD	10/04/12	24,458	(111)
	RUB/USD	10/17/12	80,378	(880)
	EUR/CHF	12/19/12	24,454	(17)

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Credit Suisse International (London) (continued)	EUR/USD	12/19/12	$29,582	$(487)
	USD/CHF	12/19/12	68,527	(811)
	USD/CZK	12/19/12	84,272	(908)
	USD/JPY	12/19/12	30,180	(180)
	USD/KRW	10/05/12	24,619	(619)
	USD/TRY	12/19/12	60,183	(183)
Deutsche Bank AG (London)	EUR/CHF	12/19/12	83,924	(323)
	EUR/USD	12/19/12	142,055	(454)
	GBP/USD	12/19/12	24,217	(116)
	ILS/USD	12/19/12	48,927	(73)
	JPY/USD	12/19/12	44,845	(155)
	MYR/USD	10/19/12	48,790	(210)
	PHP/USD	10/15/12	14,958	(42)
	USD/GBP	12/19/12	24,217	(69)
	USD/INR	10/18/12	61,128	(1,430)
	USD/MXN	11/26/12	84,478	(351)
	USD/TWD	10/18/12	30,142	(142)
HSBC Bank PLC	CZK/EUR	12/19/12	14,148	(27)
	EUR/SEK	12/19/12	54,392	(373)
	EUR/HUF	12/19/12	81,834	(296)
	PHP/USD	10/17/12	48,517	(483)
	USD/CLP	10/04/12	24,458	(458)
	USD/NOK	12/19/12	59,128	(365)
	USD/SEK	12/19/12	103,424	(809)
	USD/TWD	10/18/12	30,099	(99)
JPMorgan Securities, Inc.	BRL/USD	10/19/12	12,154	(19)
	MXN/USD	12/19/12	141,185	(1,341)
	TRY/USD	12/19/12	121,826	(174)
	USD/GBP	10/02/12	160,543	(3,778)
	USD/INR	10/04/12	62,199	(535)
Royal Bank of Canada	BRL/USD	10/17/12	47,941	(59)
	MXN/USD	12/19/12	78,097	(295)
	USD/CAD	12/19/12	30,013	(13)
	USD/GBP	12/19/12	118,034	(663)
	USD/PLN	12/19/12	57,198	(1,749)
	ZAR/USD	12/19/12	29,488	(512)
State Street Bank	CHF/USD	12/19/12	51,339	(661)
	EUR/HUF	12/19/12	11,633	(57)
	GBP/USD	12/19/12	39,994	(232)
	MXN/USD	12/19/12	111,485	(515)
	USD/GBP	12/19/12	14,530	(3)
	USD/INR	10/18/12	30,841	(841)
	ZAR/USD	12/19/12	21,630	(189)
Westpac Banking Corp.	AUD/USD	12/19/12	28,845	(158)
	USD/AUD	12/19/12	78,292	(730)
TOTAL				$(32,828)

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
German Euro-Schatz Futures	(3)	December 2012	$(426,842)	$(198)
Ultra Long U.S. Treasury Bonds	(1)	December 2012	(165,219)	(4,243)
5 Year German Euro-Bobl	10	December 2012	1,615,179	6,857
10 Year German Euro-Bund	(1)	December 2012	(182,181)	(2,392)
2 Year U.S. Treasury Notes	15	December 2012	3,307,969	1,055
5 Year U.S. Treasury Notes	134	December 2012	16,700,797	42,787
10 Year U.S. Treasury Notes	(2)	December 2012	(266,969)	(855)
30 Year U.S. Treasury Bonds	2	December 2012	298,750	(1,264)
TOTAL				$41,747

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc.	BRL	1,130		01/02/14	7.770%	1 month Brazilian Interbank Deposit Average	$—	$456
		2,040		01/02/14	7.740	1 month Brazilian Interbank Deposit Average	—	522
		$8,300	(a)	02/28/17	0.750	3 month LIBOR	(19,054)	(7,823)
TOTAL							$(19,054)	$(6,845)
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Swap Counterparty	Referenced Obligation	Notional Amount (000s)	Rates (Paid) Received by Fund	Termination Date	Credit Spread at September 30, 2012(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:

Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 18	$198	5.000%	06/20/17	4.868%	$(9,031)	$10,384
(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2012, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2012, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Government Income	$193,500,000	$193,503,951	$198,088,909
Inflation Protected Securities	1,700,000	1,700,035	1,740,316
Short Duration Government	100,500,000	100,502,052	102,883,387
Short Duration Income	9,100,000	9,100,186	9,315,809

REPURCHASE AGREEMENTS — At September 30, 2012, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Government Income	Inflation Protected Securities	Short Duration Government	Short Duration Income
BNP Paribas Securities Co.	0.250%	$21,715,297	$190,780	$11,278,488	$1,021,236
Credit Suisse Securities LLC	0.200	7,795,235	68,485	4,048,688	366,598
Deutsche Bank Securities, Inc.	0.250	36,481,699	320,511	18,947,859	1,715,677
JPMorgan Securities LLC	0.250	71,827,520	631,043	37,305,766	3,377,935
Wells Fargo Securities LLC	0.240	55,680,249	489,181	28,919,199	2,618,554
TOTAL		$193,500,000	$1,700,000	$100,500,000	$9,100,000

At September 30, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.500%	08/01/22 to 09/01/42
Federal National Mortgage Association	2.500 to 8.500	06/01/14 to 07/01/51
Government National Mortgage Association	2.500 to 4.500	04/15/27 to 09/20/42
U.S. Treasury Notes	0.375 to 4.875	10/15/12 to 05/15/19

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2012 (Unaudited)

Enhanced Income Fund
Assets:
Investments, at value (cost $473,202,822, $773,992,468, $231,734,009, $295,141,783, $2,387,385,532 and $32,748,915)	$478,046,304
Repurchase agreement, at value which equals cost	—
Cash	14,869,345
Foreign currencies, at value (cost $6,256 for Short Duration Income Fund)	—
Receivables:
Investments sold	21,120,466
Investments sold on an extended settlement basis	—
Interest	2,222,523
Fund shares sold	477,346
Unrealized gain on swap contracts	39,287
Unrealized gain on forward foreign currency exchange contracts	—
Futures-variation margin	—
Reimbursement from investment adviser	—
Due from broker — upfront payment	—
Collateral on certain derivative contracts(b)	—
Upfront payments made on swap contracts	—
Deferred offering costs	—
Other assets	1,276
Total assets	516,776,547

Liabilities:
Due to custodian	—
Payables:
Investments purchased	4,129,169
Investments purchased on an extended settlement basis	—
Fund shares redeemed	822,666
Amounts owed to affiliates	148,710
Income distribution	26,027
Futures — variation margin	9,479
Collateral on certain derivative contracts	—
Forward sale contracts, at value (proceeds receivable $0, $12,006,758, $0, $0, $84,411,367 and $1,091,523)	—
Written option contracts, at value (premium received $0, $306,810, $113,730, $0, $1,354,750 and $0)	—
Unrealized loss on swap contracts	—
Unrealized loss on forward foreign currency exchange contracts	—
Due to broker — upfront payment	—
Upfront payments received on swap contracts	9,075
Accrued expenses and other liabilities	83,246
Total liabilities	5,228,372

Net Assets:
Paid-in capital	527,480,906
Undistributed (distributions in excess of) net investment income	716,162
Accumulated net realized gain (loss)	(21,516,048)
Net unrealized gain	4,867,155
NET ASSETS	$511,548,175
Net Assets:
Class A	$83,635,902
Class B	274,863
Class C	—
Institutional	424,770,386
Administration	1,122,353
Service	—
Class IR	1,744,671
Class R	—
Total Net Assets	$511,548,175
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	8,798,466
Class B	28,958
Class C	—
Institutional	44,739,088
Administration	117,812
Service	—
Class IR	183,809
Class R	—
Net asset value, offering and redemption price per share(c)
Class A	$9.51
Class B	9.49
Class C	—
Institutional	9.49
Administration	9.53
Service	—
Class IR	9.49
Class R	—

(a)	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.
(b)	Includes segregated cash of $230,000 for High Quality Floating Rate Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share for Class A shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds is $9.65, $16.32, $8.90, $12.11, $10.49 and $10.30, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund(a)	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund

$796,177,845	$233,170,867	$314,368,592	$2,416,479,530	$32,949,665
193,500,000	—	1,700,000	100,500,000	9,100,000
146,181	—	67,679	253,921	150,071
—	—	—	—	6,256

11,265,858	13,569,306	3,902,777	36,891,575	499,481
353,664,805	7,622,500	—	623,814,354	18,239,648
2,751,617	296,944	1,141,708	5,747,341	232,501
1,837,895	39,047	501,412	39,140,236	325,000
283,369	118,555	—	183,633	11,362
—	—	—	—	35,440
45,383	14,089	12,278	564,036	4,990
93,122	20,294	1,939	—	55,779
17,460	12,194	—	—	—
522,658	630,000	—	10,629,959	—
—	188,442	—	771,807	—
—	—	—	—	68,685
1,953	4,206	739	6,062	—
1,360,308,146	255,686,444	321,697,124	3,234,982,454	61,678,878

—	3,246,421	—	—	—

30,452,508	3,093,537	2,793,891	25,834,524	630,278
475,957,578	8,302,702	—	1,057,038,650	23,896,850
3,474,016	14,678,444	1,359,844	29,320,474	1,747
540,303	92,536	113,038	1,058,983	15,243
133,538	17,882	26,854	109,088	7
—	—	—	—	—
—	600,000	—	240,000	—
12,000,313	—	—	84,516,757	1,090,938
198,440	79,326	—	897,623	—
822,258	982,920	19,281	7,923,714	7,823
—	—	—	—	32,828
—	—	—	771,807	—
497,685	173,675	28,644	4,642,967	28,085
174,608	89,830	79,899	241,814	74,916
524,251,247	31,357,273	4,421,451	1,212,596,401	25,778,715

789,915,650	264,580,472	295,268,969	1,992,211,629	35,446,616
86,712	259,642	(1,444,039)	5,115,390	(7,727)
23,563,954	(41,129,757)	4,312,853	3,188,067	212,614
22,490,583	618,814	19,137,890	21,870,967	248,660
$836,056,899	$224,329,171	$317,275,673	$2,022,386,053	$35,900,163

$367,607,825	$70,622,602	$109,494,128	$662,460,463	$15,522,718
10,330,315	—	—	389,458	—
30,532,402	—	21,953,638	82,246,597	11,565
314,886,303	151,347,349	179,544,029	1,185,271,024	20,295,793
—	—	—	—	—
87,932,513	171,158	—	61,700,962	—
1,819,699	2,188,062	4,447,067	30,317,549	59,875
22,947,842	—	1,836,811	—	10,212
$836,056,899	$224,329,171	$317,275,673	$2,022,386,053	$35,900,163

23,394,470	8,049,694	9,391,975	64,152,312	1,528,650
657,414	—	—	37,856	—
1,943,145	—	1,876,797	8,018,151	1,138
20,072,603	17,247,844	15,347,110	115,156,538	1,996,324
—	—	—	—	—
5,610,135	19,409	—	6,002,808	—
115,882	249,614	381,227	2,934,154	5,890
1,462,110	—	157,197	—	1,005

$15.71	$8.77	$11.66	$10.33	$10.15
15.71	—	—	10.29	—
15.71	—	11.70	10.26	10.16
15.69	8.77	11.70	10.29	10.17
—	—	—	—	—
15.67	8.82	—	10.28	—
15.70	8.77	11.67	10.33	10.16
15.70	—	11.68	—	10.17

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2012 (Unaudited)

Enhanced Income Fund
Investment income:
Interest	$3,681,578

Expenses:
Management fees	651,504
Transfer Agent fees(c)	150,115
Distribution and Service fees(c)	126,589
Custody and accounting fees	74,286
Registration fees	26,665
Professional fees	25,875
Printing and mailing costs	16,268
Trustee fees	8,052
Administration share fees	1,748
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Amortization of offering costs	—
Other	5,688
Total expenses	1,086,790
Less — expense reductions	(85,420)
Net expenses	1,001,370
NET INVESTMENT INCOME	2,680,208

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	724,200
Futures contracts	(2,587,757)
Swap contracts	36,902
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments	1,218,798
Futures contracts	1,653,661
Written options	—
Swap contracts	1,307
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net realized and unrealized gain (loss)	1,047,111
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,727,319

(a)	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.
(b)	Commenced operations on February 29, 2012.
(c)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	$124,555	$2,034	$—	$—	$64,769	$264	$—	$83,572	$280	$—	$1,230	$—
Government Income	475,831	57,730	158,437	54,855	247,432	7,505	20,597	55,051	—	17,493	1,369	14,262
High Quality Floating Rate(a)	99,987	—	—	—	51,993	—	—	38,766	—	63	889	—
Inflation Protected Securities	146,989	—	113,633	4,158	76,434	—	14,773	33,597	—	—	1,964	1,081
Short Duration Government	885,126	2,272	443,073	—	460,266	296	57,599	243,688	—	13,161	19,959	—
Short Duration Income	10,699	—	567	26	5,564	—	74	2,790	—	—	8	7

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund(a)	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund(b)

$7,379,083	$1,822,200	$2,494,252	$13,771,891	$208,039

2,188,798	551,003	516,430	4,992,300	45,290
363,709	91,711	127,849	794,969	8,443
746,853	99,987	264,780	1,330,471	11,292
117,235	73,221	32,612	133,241	22,859
52,218	35,824	45,844	12,755	16,441
49,581	64,576	44,661	46,618	62,255
101,943	24,308	22,499	75,372	20,267
8,279	7,784	7,829	15,583	7,276
—	—	—	—	—
109,331	391	—	82,258	—
109,331	391	—	82,258	—
—	—	—	—	113,049
16,904	8,771	9,194	35,193	4,700
3,864,182	957,967	1,071,698	7,601,018	311,872
(370,617)	(265,110)	(297,249)	(978,986)	(245,529)
3,493,565	692,857	774,449	6,622,032	66,343
3,885,518	1,129,343	1,719,803	7,149,859	141,696

9,697,511	3,410,602	6,830,621	11,248,522	215,728
3,857,937	(743,988)	343,631	(4,013,004)	5,562
(755,830)	(1,751,264)	30,145	(9,793,277)	2,862
—	—	—	—	(5,654)
—	—	—	—	2,468

5,181,927	(1,113,330)	7,505,316	11,764,341	239,868
1,610,751	20,220	(193,398)	1,199,448	23,425
108,370	34,404	—	457,127	—
(680,572)	35,415	(27,143)	(5,973,177)	3,539
—	—	—	—	939
—	—	—	—	(573)
19,020,094	(107,941)	14,489,172	4,889,980	488,164
$22,905,612	$1,021,402	$16,208,975	$12,039,839	$629,860

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$2,680,208	$8,120,027
Net realized gain (loss)	(1,826,655)	(8,211,874)
Net change in unrealized gain (loss)	2,873,766	(1,193,835)
Net increase (decrease) in net assets resulting from operations	3,727,319	(1,285,682)

Distributions to shareholders:
From net investment income
Class A Shares	(380,858)	(1,792,169)
Class B Shares	(226)	(1,525)
Class C Shares	—	—
Institutional Shares	(2,261,698)	(6,459,840)
Administration Shares	(6,117)	(25,026)
Service Shares	—	—
Class IR Shares	(9,572)	(24,400)
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(2,658,471)	(8,302,960)

From share transactions:
Proceeds from sales of shares	231,299,250	360,036,258
Reinvestment of distributions	2,455,707	7,340,591
Cost of shares redeemed	(233,360,883)	(655,224,524)
Net increase (decrease) in net assets resulting from share transactions	394,074	(287,847,675)
TOTAL INCREASE (DECREASE)	1,462,922	(297,436,317)

Net assets:
Beginning of period	510,085,253	807,521,570
End of period	$511,548,175	$510,085,253
Undistributed net investment income	$716,162	$694,425

(a)	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund(a)
For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012

$3,885,518	$9,810,846	$1,129,343	$2,853,946
12,799,618	39,227,721	915,350	(3,394,194)
6,220,476	3,705,240	(1,023,291)	(48,620)
22,905,612	52,743,807	1,021,402	(588,868)

(2,303,735)	(5,120,138)	(174,059)	(245,344)
(26,889)	(69,255)	—	—
(72,346)	(150,082)	—	—
(2,090,075)	(3,975,947)	(754,759)	(1,530,652)
—	—	—	—
(458,179)	(1,007,114)	(532)	(798)
(14,756)	(15,696)	(4,449)	(3,661)
(104,109)	(164,769)	—	—

—	(8,861,023)	—	—
—	(307,313)	—	—
—	(693,760)	—	—
—	(5,146,024)	—	—
—	(2,204,050)	—	—
—	(27,828)	—	—
—	(401,308)	—	—
(5,070,089)	(28,144,307)	(933,799)	(1,780,455)

188,701,716	332,308,933	34,243,649	163,330,885
4,099,625	22,914,512	747,377	1,269,217
(168,371,567)	(458,448,811)	(110,643,135)	(277,140,579)
24,429,774	(103,225,366)	(75,652,109)	(112,540,477)
42,265,297	(78,625,866)	(75,564,506)	(114,909,800)

793,791,602	872,417,468	299,893,677	414,803,477
$836,056,899	$793,791,602	$224,329,171	$299,893,677
$86,712	$1,271,283	$259,642	$64,098

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Inflation Protected Securities Fund
	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$1,719,803	$4,747,552
Net realized gain (loss)	7,204,397	13,564,864
Net change in unrealized gain (loss)	7,284,775	9,942,691
Net increase (decrease) in net assets resulting from operations	16,208,975	28,255,107

Distributions to shareholders:
From net investment income
Class A Shares	(1,029,101)	(2,478,500)
Class B Shares	—	—
Class C Shares	(112,256)	(468,608)
Institutional Shares	(1,749,281)	(3,727,032)
Service Shares	—	—
Class IR Shares	(30,554)	(12,811)
Class R Shares	(12,608)	(31,098)
From net realized gains
Class A Shares	—	(7,853,145)
Class C Shares	—	(1,730,710)
Institutional Shares	—	(9,396,683)
Service Shares	—	—
Class IR Shares	—	(170,273)
Class R Shares	—	(85,385)
Total distributions to shareholders	(2,933,800)	(25,954,245)

From share transactions:
Proceeds from sales of shares	58,692,779	205,588,498
Reinvestment of distributions	2,625,960	22,781,478
Cost of shares redeemed	(65,643,651)	(133,424,118)
Net increase (decrease) in net assets resulting from share transactions	(4,324,912)	94,945,858
TOTAL INCREASE (DECREASE)	8,950,263	97,246,720

Net assets:
Beginning of period	308,325,410	211,078,690
End of period	$317,275,673	$308,325,410
Undistributed (distributions in excess of) net investment income	$(1,444,039)	$(230,042)

(a)	Commenced operations on February 29, 2012.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration Government Fund		Short Duration Income Fund(a)
For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012	For the Six Months Ended September 30, 2012 (Unaudited)	For the Period Ended March 31, 2012

$7,149,859	$18,424,514	$141,696	$10,147
(2,557,759)	26,728,359	220,966	(8,052)
7,447,739	(13,627,898)	267,198	(18,538)
12,039,839	31,524,975	629,860	(16,443)

(1,566,814)	(3,665,592)	(48,622)	(337)
(36)	(163)	—	—
(33,286)	(51,682)	(479)	(2)
(4,767,033)	(10,837,614)	(100,551)	(9,789)
(93,401)	(216,604)	—	—
(106,462)	(180,431)	(76)	(8)
—	—	(41)	(5)

—	(149,257)	—	—
—	(111)	—	—
—	(17,475)	—	—
—	(245,384)	—	—
—	(12,585)	—	—
—	(7,450)	—	—
(6,567,032)	(15,384,348)	(149,769)	(10,141)

355,384,579	1,284,918,598	24,358,294	12,915,887
5,866,452	13,009,593	149,610	10,134
(619,269,315)	(1,830,414,905)	(1,987,198)	(71)
(258,018,284)	(532,486,714)	22,520,706	12,925,950
(252,545,477)	(516,346,087)	23,000,797	12,899,366

2,274,931,530	2,791,277,617	12,899,366	—
$2,022,386,053	$2,274,931,530	$35,900,163	$12,899,366
$5,115,390	$4,532,563	$(7,727)	$346

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$9.49	$0.04	$0.02	$0.06	$(0.04)
2012 - B	9.47	0.01	0.01	0.02	— (d)
2012 - Institutional	9.47	0.05	0.02	0.07	(0.05)
2012 - Administration	9.51	0.04	0.02	0.06	(0.04)
2012 - IR	9.47	0.05	0.02	0.07	(0.05)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	9.60	0.09	(0.11)	(0.02)	(0.09)
2012 - B	9.58	0.02	(0.11)	(0.09)	(0.02)
2012 - Institutional	9.59	0.12	(0.11)	0.01	(0.13)
2012 - Administration	9.62	0.10	(0.11)	(0.01)	(0.10)
2012 - IR	9.58	0.11	(0.10)	0.01	(0.12)
2011 - A	9.67	0.10	(0.07)	0.03	(0.10)
2011 - B	9.66	0.03	(0.08)	(0.05)	(0.03)
2011 - Institutional	9.66	0.13	(0.07)	0.06	(0.13)
2011 - Administration	9.69	0.11	(0.07)	0.04	(0.11)
2011 - IR (Commenced July 30, 2010)	9.62	0.09	(0.04)	0.05	(0.09)
2010 - A	9.51	0.12	0.19	0.31	(0.15)
2010 - B	9.50	0.07	0.17	0.24	(0.08)
2010 - Institutional	9.50	0.16	0.18	0.34	(0.18)
2010 - Administration	9.53	0.14	0.18	0.32	(0.16)
2009 - A	9.67	0.28	(0.12)	0.16	(0.32)
2009 - B	9.65	0.21	(0.11)	0.10	(0.25)
2009 - Institutional	9.66	0.31	(0.11)	0.20	(0.36)
2009 - Administration	9.68	0.29	(0.11)	0.18	(0.33)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.72	0.16	(0.04)	0.12	(0.17)
2008 - B	9.70	0.13	(0.04)	0.09	(0.14)
2008 - Institutional	9.70	0.17	(0.03)	0.14	(0.18)
2008 - Administration	9.72	0.17	(0.04)	0.13	(0.17)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.73	0.43	—	0.43	(0.44)
2007 - B (Commenced June 20, 2007)	9.74	0.13	(0.02)	0.11	(0.15)
2007 - Institutional	9.72	0.47	(0.01)	0.46	(0.48)
2007 - Administration	9.71	0.44	0.02	0.46	(0.45)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.51	0.59%	$83,636	0.66	%(e)	0.69	%(e)	0.77	%(e)	50%
9.49	0.26	275	1.31	(e)	1.44	(e)	0.12	(e)	50
9.49	0.76	424,770	0.32	(e)	0.35	(e)	1.09	(e)	50
9.53	0.63	1,122	0.57	(e)	0.60	(e)	0.88	(e)	50
9.49	0.71	1,745	0.41	(e)	0.44	(e)	1.02	(e)	50

9.49	(0.19)	110,136	0.64		0.69		0.94		86
9.47	(0.93)	476	1.39		1.44		0.19		86
9.47	0.05	395,751	0.30		0.35		1.28		86
9.51	(0.09)	1,682	0.55		0.60		1.03		86
9.47	0.06	2,040	0.39		0.44		1.17		86
9.60	0.29	225,355	0.63		0.68		1.01		71
9.58	(0.56)	929	1.38		1.43		0.26		71
9.59	0.63	578,458	0.29		0.34		1.35		71
9.62	0.38	2,779	0.54		0.59		1.11		71
9.58	0.53	1	0.38	(e)	0.43	(e)	1.39	(e)	71
9.67	3.26	371,906	0.63		0.68		1.25		66
9.66	2.49	1,393	1.38		1.43		0.75		66
9.66	3.62	847,623	0.29		0.34		1.64		66
9.69	3.35	2,814	0.54		0.59		1.45		66
9.51	1.73	48,001	0.59		0.78		2.94		180
9.50	1.08	2,218	1.34		1.53		2.21		180
9.50	2.07	222,638	0.25		0.44		3.30		180
9.53	1.92	295	0.50		0.69		3.04		180

9.67	1.32	40,286	0.58	(e)	0.76	(e)	3.90	(e)	8
9.65	0.91	3,501	1.33	(e)	1.51	(e)	3.16	(e)	8
9.66	1.47	228,300	0.24	(e)	0.42	(e)	4.26	(e)	8
9.68	1.36	266	0.49	(e)	0.67	(e)	4.29	(e)	8

9.72	4.43	40,505	0.61		0.79		4.46		87
9.70	1.16	5,230	1.36	(e)	1.54	(e)	3.87	(e)	87
9.70	4.82	236,210	0.25		0.43		4.82		87
9.72	4.88	254	0.50		0.68		4.40		87

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$15.37	$0.07	$0.36	$0.43	$(0.09)	$—	$(0.09)
2012 - B	15.37	0.01	0.37	0.38	(0.04)	—	(0.04)
2012 - C	15.37	0.01	0.37	0.38	(0.04)	—	(0.04)
2012 - Institutional	15.34	0.10	0.37	0.47	(0.12)	—	(0.12)
2012 - Service	15.33	0.06	0.36	0.42	(0.08)	—	(0.08)
2012 - IR	15.36	0.09	0.36	0.45	(0.11)	—	(0.11)
2012 - R	15.35	0.05	0.37	0.42	(0.07)	—	(0.07)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	14.95	0.18	0.76	0.94	(0.18)	(0.34)	(0.52)
2012 - B	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - C	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - Institutional	14.92	0.23	0.77	1.00	(0.24)	(0.34)	(0.58)
2012 - Service	14.91	0.15	0.77	0.92	(0.16)	(0.34)	(0.50)
2012 - IR	14.94	0.21	0.77	0.98	(0.22)	(0.34)	(0.56)
2012 - R	14.93	0.13	0.78	0.91	(0.15)	(0.34)	(0.49)
2011 - A	15.18	0.24	0.30	0.54	(0.23)	(0.54)	(0.77)
2011 - B	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - C	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - Institutional	15.16	0.29	0.30	0.59	(0.29)	(0.54)	(0.83)
2011 - Service	15.15	0.21	0.30	0.51	(0.21)	(0.54)	(0.75)
2011 - IR	15.18	0.27	0.30	0.57	(0.27)	(0.54)	(0.81)
2011 - R	15.17	0.19	0.31	0.50	(0.20)	(0.54)	(0.74)
2010 - A	15.14	0.42	0.25	0.67	(0.39)	(0.24)	(0.63)
2010 - B	15.14	0.31	0.24	0.55	(0.27)	(0.24)	(0.51)
2010 - C	15.14	0.30	0.25	0.55	(0.27)	(0.24)	(0.51)
2010 - Institutional	15.12	0.47	0.25	0.72	(0.44)	(0.24)	(0.68)
2010 - Service	15.11	0.39	0.25	0.64	(0.36)	(0.24)	(0.60)
2010 - IR	15.14	0.41	0.30	0.71	(0.43)	(0.24)	(0.67)
2010 - R	15.14	0.33	0.30	0.63	(0.36)	(0.24)	(0.60)
2009 - A	15.07	0.57	0.16	0.73	(0.60)	(0.06)	(0.66)
2009 - B	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - C	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - Institutional	15.05	0.62	0.16	0.78	(0.65)	(0.06)	(0.71)
2009 - Service	15.04	0.54	0.16	0.70	(0.57)	(0.06)	(0.63)
2009 - IR	15.08	0.60	0.15	0.75	(0.63)	(0.06)	(0.69)
2009 - R	15.08	0.52	0.17	0.69	(0.57)	(0.06)	(0.63)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	14.79	0.26	0.28	0.54	(0.26)	—	(0.26)
2008 - B	14.79	0.22	0.27	0.49	(0.21)	—	(0.21)
2008 - C	14.78	0.21	0.29	0.50	(0.21)	—	(0.21)
2008 - Institutional	14.77	0.28	0.28	0.56	(0.28)	—	(0.28)
2008 - Service	14.76	0.25	0.28	0.53	(0.25)	—	(0.25)
2008 - IR (Commenced November 30, 2007)	15.02	0.22	0.06	0.28	(0.22)	—	(0.22)
2008 - R (Commenced November 30, 2007)	15.02	0.20	0.06	0.26	(0.20)	—	(0.20)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	14.64	0.60	0.13	0.73	(0.58)	—	(0.58)
2007 - B	14.64	0.50	0.12	0.62	(0.47)	—	(0.47)
2007 - C	14.63	0.49	0.13	0.62	(0.47)	—	(0.47)
2007 - Institutional	14.63	0.65	0.13	0.78	(0.64)	—	(0.64)
2007 - Service	14.61	0.58	0.13	0.71	(0.56)	—	(0.56)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.71	2.83%	$367,608	0.91	%(d)	1.00	%(d)	0.92	%(d)	495%
15.71	2.45	10,330	1.66	(d)	1.75	(d)	0.17	(d)	495
15.71	2.44	30,532	1.66	(d)	1.75	(d)	0.16	(d)	495
15.69	3.07	314,886	0.57	(d)	0.66	(d)	1.23	(d)	495
15.67	2.75	87,933	1.07	(d)	1.16	(d)	0.76	(d)	495
15.70	2.96	1,820	0.66	(d)	0.75	(d)	1.14	(d)	495
15.70	2.77	22,948	1.16	(d)	1.25	(d)	0.66	(d)	495

15.37	6.32	396,439	0.92		1.00		1.14		763
15.37	5.53	12,109	1.67		1.75		0.39		763
15.37	5.53	32,148	1.67		1.75		0.38		763
15.34	6.69	241,382	0.58		0.66		1.48		763
15.33	6.17	89,677	1.08		1.16		0.97		763
15.36	6.59	1,669	0.67		0.75		1.35		763
15.35	6.07	20,368	1.17		1.25		0.87		763
14.95	3.63	442,915	0.92		0.99		1.53		545
14.95	2.86	17,358	1.67		1.74		0.79		545
14.95	2.86	33,279	1.67		1.74		0.78		545
14.92	3.92	266,217	0.58		0.65		1.86		545
14.91	3.40	98,072	1.08		1.15		1.36		545
14.94	3.89	663	0.67		0.74		1.74		545
14.93	3.31	13,913	1.17		1.24		1.24		545
15.18	4.48	513,457	0.92		1.00		2.74		366
15.18	3.70	29,438	1.67		1.75		2.02		366
15.18	3.68	39,255	1.67		1.75		1.99		366
15.16	4.84	253,997	0.58		0.66		3.06		366
15.15	4.32	100,242	1.08		1.16		2.56		366
15.18	4.67	239	0.67		0.75		2.68		366
15.17	4.22	5,106	1.17		1.25		2.21		366
15.14	5.00	574,520	0.92		0.98		3.84		386
15.14	4.22	45,916	1.67		1.73		3.10		386
15.14	4.19	42,004	1.67		1.73		3.07		386
15.12	5.37	245,475	0.58		0.64		4.21		386
15.11	4.85	90,132	1.08		1.14		3.66		386
15.14	5.19	11	0.67		0.73		4.06		386
15.14	4.85	43	1.17		1.23		3.55		386

15.07	3.63	512,301	0.90	(d)	0.99	(d)	4.20	(d)	161
15.07	3.31	50,078	1.65	(d)	1.74	(d)	3.46	(d)	161
15.07	3.37	30,010	1.65	(d)	1.74	(d)	3.44	(d)	161
15.05	3.79	300,342	0.56	(d)	0.65	(d)	4.56	(d)	161
15.04	3.57	59,449	1.06	(d)	1.15	(d)	4.03	(d)	161
15.08	1.85	10	0.66	(d)	0.78	(d)	4.24	(d)	161
15.08	1.65	10	1.16	(d)	1.28	(d)	3.86	(d)	161

14.79	5.13	434,917	0.94		1.02		4.11		141
14.79	4.34	49,393	1.69		1.77		3.44		141
14.78	4.35	22,078	1.69		1.77		3.37		141
14.77	5.45	323,764	0.58		0.66		4.49		141
14.76	5.00	45,154	1.08		1.16		3.99		141

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$8.77	$0.03	$(0.01)	$0.02	$(0.02)
2012 - Institutional	8.77	0.04	(0.01)	0.03	(0.03)
2012 - Service	8.81	0.02	—	0.02	(0.01)
2012 - IR	8.76	0.03	0.01	0.04	(0.03)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	8.81	0.05	(0.07)	(0.02)	(0.02)
2012 - Institutional	8.82	0.08	(0.08)	—	(0.05)
2012 - Service	8.86	0.04	(0.08)	(0.04)	(0.01)
2012 - IR	8.81	0.07	(0.08)	(0.01)	(0.04)
2011 - A	8.86	0.06	(0.06)	—	(0.05	)(e)
2011 - Institutional	8.86	0.09	(0.05)	0.04	(0.08	)(e)
2011 - Service	8.90	0.04	(0.04)	—	(0.04	)(e)
2011 - IR	8.85	0.08	(0.05)	0.03	(0.07	)(e)
2010 - A	8.77	0.10	0.16	0.26	(0.17	)(e)
2010 - Institutional	8.77	0.13	0.16	0.29	(0.20	)(e)
2010 - Service	8.81	0.11	0.13	0.24	(0.15	)(e)
2010 - IR	8.76	0.10	0.18	0.28	(0.19	)(e)
2009 - A	9.14	0.30	(0.32)	(0.02)	(0.35)
2009 - Institutional	9.14	0.34	(0.33)	0.01	(0.38)
2009 - Service	9.18	0.29	(0.33)	(0.04)	(0.33)
2009 - IR	9.14	0.34	(0.35)	(0.01)	(0.37)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.28	0.15	(0.12)	0.03	(0.17)
2008 - Institutional	9.28	0.16	(0.12)	0.04	(0.18)
2008 - Service	9.32	0.15	(0.13)	0.02	(0.16)
2008 - IR (Commenced November 30, 2007)	9.26	0.12	(0.10)	0.02	(0.14)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.27	0.36	0.10	0.46	(0.45)
2007 - Institutional	9.27	0.39	0.10	0.49	(0.48)
2007 - Service	9.31	0.35	0.09	0.44	(0.43)

†	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.
*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Includes a return of capital amounting to less than $0.005 per share.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.77	0.22%	$70,623	0.74	%(d)	0.93	%(d)	0.58	%(d)	205%
8.77	0.50	151,347	0.40	(d)	0.59	(d)	0.92	(d)	205
8.82	0.25	171	0.89	(d)	1.09	(d)	0.50	(d)	205
8.77	0.45	2,188	0.49	(d)	0.68	(d)	0.77	(d)	205

8.77	(0.21)	85,905	0.75		0.90		0.53		178
8.77	0.01	212,611	0.41		0.56		0.87		178
8.81	(0.44)	448	0.86		1.06		0.41		178
8.76	(0.08)	930	0.50		0.65		0.79		178
8.81	0.00	118,804	0.82		0.87		0.65		175
8.82	0.45	293,924	0.48		0.53		1.00		175
8.86	(0.05)	924	0.98		1.03		0.49		175
8.81	0.36	1,151	0.57		0.62		0.93		175
8.86	2.96	303,400	0.83		0.87		1.14		111
8.86	3.31	487,133	0.49		0.53		1.45		111
8.90	2.78	2,702	0.99		1.03		1.29		111
8.85	3.22	451	0.58		0.62		1.19		111
8.77	(0.26)	97,936	0.83		0.90		3.39		163
8.77	0.07	141,806	0.49		0.56		3.74		163
8.81	(0.42)	2,919	0.99		1.06		3.22		163
8.76	(0.13)	10	0.58		0.65		3.81		163

9.14	0.31	90,398	0.81	(d)	0.87	(d)	3.94	(d)	28
9.14	0.46	422,242	0.47	(d)	0.53	(d)	4.26	(d)	28
9.18	0.25	3,620	0.98	(d)	1.04	(d)	3.81	(d)	28
9.14	0.20	10	0.57	(d)	0.60	(d)	3.93	(d)	28

9.28	5.02	106,648	0.85		0.89		3.86		94
9.28	5.41	406,895	0.49		0.53		4.22		94
9.32	4.86	3,590	0.99		1.02		3.68		94

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$11.16	$0.06	(c)	$0.54	$0.60	$(0.10)	$—	$—	$(0.10)
2012 - C	11.20	0.02	(c)	0.54	0.56	(0.06)	—	—	(0.06)
2012 - Institutional	11.20	0.07	(c)	0.55	0.62	(0.12)	—	—	(0.12)
2012 - IR	11.17	0.02	(c)	0.60	0.62	(0.12)	—	—	(0.12)
2012 - R	11.19	0.03	(c)	0.55	0.58	(0.09)	—	—	(0.09)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	10.95	0.19	(c)	1.11	1.30	(0.30)	(0.79)	—	(1.09)
2012 - C	10.99	0.13	(c)	1.09	1.22	(0.22)	(0.79)	—	(1.01)
2012 - Institutional	10.99	0.23	(c)	1.11	1.34	(0.34)	(0.79)	—	(1.13)
2012 - IR	10.97	0.02	(c)	1.30	1.32	(0.33)	(0.79)	—	(1.12)
2012 - R	10.98	0.18	(c)	1.09	1.27	(0.27)	(0.79)	—	(1.06)
2011 - A	10.89	0.19	(c)	0.61	0.80	(0.17)	(0.57)	—	(0.74)
2011 - C	10.93	0.11	(c)	0.61	0.72	(0.09)	(0.57)	—	(0.66)
2011 - Institutional	10.93	0.22	(c)	0.62	0.84	(0.21)	(0.57)	—	(0.78)
2011 - IR	10.91	0.22	(c)	0.61	0.83	(0.20)	(0.57)	—	(0.77)
2011 - R	10.91	0.17	(c)	0.61	0.78	(0.14)	(0.57)	—	(0.71)
2010 - A	10.51	0.31	(c)	0.29	0.60	(0.22)	—	—	(0.22)
2010 - C	10.54	0.21	(c)	0.32	0.53	(0.14)	—	—	(0.14)
2010 - Institutional	10.54	0.33	(c)	0.32	0.65	(0.26)	—	—	(0.26)
2010 - IR	10.53	0.23	(c)	0.40	0.63	(0.25)	—	—	(0.25)
2010 - R	10.53	0.20	(c)	0.37	0.57	(0.19)	—	—	(0.19)
2009 - A	11.07	0.04		(0.35)	(0.31)	(0.09)	(0.02)	(0.14)	(0.25)
2009 - C	11.11	(0.06)		(0.34)	(0.40)	(0.06)	(0.02)	(0.09)	(0.17)
2009 - Institutional	11.11	0.01		(0.29)	(0.28)	(0.11)	(0.02)	(0.16)	(0.29)
2009 - IR	11.09	0.15		(0.43)	(0.28)	(0.11)	(0.02)	(0.15)	(0.28)
2009 - R	11.09	0.11		(0.44)	(0.33)	(0.08)	(0.02)	(0.13)	(0.23)

FOR THE PERIOD ENDED MARCH 31,
2008 - A (Commenced August 31, 2007)	10.00	0.27	(c)	0.93	1.20	(0.13)	—	—	(0.13)
2008 - C (Commenced August 31, 2007)	10.00	0.29	(c)	0.91	1.20	(0.09)	—	—	(0.09)
2008 - Institutional (Commenced August 31, 2007)	10.00	0.24	(c)	1.02	1.26	(0.15)	—	—	(0.15)
2008 - IR (Commenced November 30, 2007)	10.56	0.17	(c)	0.46	0.63	(0.10)	—	—	(0.10)
2008 - R (Commenced November 30, 2007)	10.56	0.16	(c)	0.45	0.61	(0.08)	—	—	(0.08)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(b)

$11.66	5.39%	$109,494	0.62	%(d)	0.81	%(d)	1.06	%(d)	118%
11.70	4.99	21,954	1.37	(d)	1.56	(d)	0.32	(d)	118
11.70	5.56	179,544	0.28	(d)	0.47	(d)	1.25	(d)	118
11.67	5.52	4,447	0.37	(d)	0.56	(d)	0.33	(d)	118
11.68	5.16	1,837	0.87	(d)	1.06	(d)	0.54	(d)	118

11.16	11.99	123,135	0.63		0.83		1.63		194
11.20	11.24	24,312	1.28		1.58		1.17		194
11.20	12.34	159,075	0.29		0.49		2.05		194
11.17	12.16	393	0.38		0.58		0.21		194
11.19	11.70	1,411	0.88		1.08		1.61		194
10.95	7.53	79,215	0.67		0.83		1.71		211
10.99	6.72	22,111	1.42		1.58		0.96		211
10.99	7.88	108,491	0.33		0.49		1.99		211
10.97	7.80	116	0.42		0.58		1.93		211
10.98	7.36	1,145	0.92		1.08		1.50		211
10.89	5.76	83,263	0.67		0.91		2.88		82
10.93	5.05	21,962	1.42		1.66		1.91		82
10.93	6.20	133,980	0.33		0.57		3.05		82
10.91	6.01	125	0.42		0.66		2.15		82
10.91	5.49	361	0.92		1.16		1.86		82
10.51	(2.68)	45,855	0.67		1.19		0.41		44
10.54	(3.49)	6,890	1.42		1.94		(0.57)		44
10.54	(2.33)	46,706	0.33		0.85		(0.25)		44
10.53	(2.45)	10	0.42		0.94		1.44		44
10.53	(2.90)	11	0.92		1.44		1.01		44

11.07	12.09	20,155	0.67	(d)	4.22	(d)	4.37	(d)	1
11.11	12.02	3,031	1.42	(d)	4.97	(d)	4.61	(d)	1
11.11	12.62	11,765	0.32	(d)	3.87	(d)	3.95	(d)	1
11.09	5.98	11	0.42	(d)	4.68	(d)	4.80	(d)	1
11.09	5.81	11	0.92	(d)	5.18	(d)	4.31	(d)	1

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$10.30	$0.03		$0.02	$0.05	$(0.02)	$—	$(0.02)
2012 - B	10.26	—	(e)	0.03	0.03	— (e)	—	— (e)
2012 - C	10.23	0.01		0.02	0.03	— (e)	—	— (e)
2012 - Institutional	10.27	0.04		0.02	0.06	(0.04)	—	(0.04)
2012 - Service	10.25	0.02		0.02	0.04	(0.01)	—	(0.01)
2012 - IR	10.30	0.04		0.03	0.07	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	10.23	0.05		0.06	0.11	(0.04)	— (e)	(0.04)
2012 - B	10.20	0.02		0.04	0.06	— (e)	— (e)	— (e)
2012 - C	10.17	0.02		0.05	0.07	(0.01)	— (e)	(0.01)
2012 - Institutional	10.20	0.09		0.06	0.15	(0.08)	— (e)	(0.08)
2012 - Service	10.19	0.04		0.05	0.09	(0.03)	— (e)	(0.03)
2012 - IR	10.24	0.08		0.05	0.13	(0.07)	— (e)	(0.07)
2011 - A	10.37	0.06		0.06	0.12	(0.06)	(0.20)	(0.26)
2011 - B	10.33	0.01		0.06	0.07	— (e)	(0.20)	(0.20)
2011 - C	10.30	0.01		0.07	0.08	(0.01)	(0.20)	(0.21)
2011 - Institutional	10.33	0.10		0.06	0.16	(0.09)	(0.20)	(0.29)
2011 - Service	10.32	0.05		0.06	0.11	(0.04)	(0.20)	(0.24)
2011 - IR	10.37	0.09		0.06	0.15	(0.08)	(0.20)	(0.28)
2010 - A	10.36	0.16		0.19	0.35	(0.17)	(0.17)	(0.34)
2010 - B	10.32	0.11		0.17	0.28	(0.10)	(0.17)	(0.27)
2010 - C	10.30	0.08		0.18	0.26	(0.09)	(0.17)	(0.26)
2010 - Institutional	10.33	0.19		0.18	0.37	(0.20)	(0.17)	(0.37)
2010 - Service	10.31	0.14		0.19	0.33	(0.15)	(0.17)	(0.32)
2010 - IR	10.36	0.16		0.21	0.37	(0.19)	(0.17)	(0.36)
2009 - A	10.14	0.27		0.31	0.58	(0.31)	(0.05)	(0.36)
2009 - B	10.10	0.22		0.30	0.52	(0.25)	(0.05)	(0.30)
2009 - C	10.07	0.19		0.33	0.52	(0.24)	(0.05)	(0.29)
2009 - Institutional	10.11	0.31		0.31	0.62	(0.35)	(0.05)	(0.40)
2009 - Service	10.09	0.25		0.32	0.57	(0.30)	(0.05)	(0.35)
2009 - IR	10.14	0.30		0.31	0.61	(0.34)	(0.05)	(0.39)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.79	0.17		0.34	0.51	(0.16)	—	(0.16)
2008 - B	9.76	0.15		0.32	0.47	(0.13)	—	(0.13)
2008 - C	9.73	0.14		0.33	0.47	(0.13)	—	(0.13)
2008 - Institutional	9.77	0.18		0.33	0.51	(0.17)	—	(0.17)
2008 - Service	9.75	0.16		0.33	0.49	(0.15)	—	(0.15)
2008 - IR (Commenced November 30, 2007)	9.91	0.15		0.21	0.36	(0.13)	—	(0.13)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.67	0.37		0.12	0.49	(0.37)	—	(0.37)
2007 - B	9.64	0.32		0.11	0.43	(0.31)	—	(0.31)
2007 - C	9.61	0.30		0.11	0.41	(0.29)	—	(0.29)
2007 - Institutional	9.64	0.41		0.12	0.53	(0.40)	—	(0.40)
2007 - Service	9.63	0.36		0.11	0.47	(0.35)	—	(0.35)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.33	0.51%	$662,460	0.80	%(d)	0.88	%(d)	0.50	%(d)	366%
10.29	0.30	389	1.24	(d)	1.63	(d)	0.07	(d)	366
10.26	0.33	82,247	1.18	(d)	1.63	(d)	0.13	(d)	366
10.29	0.59	1,185,271	0.46	(d)	0.54	(d)	0.84	(d)	366
10.28	0.43	61,701	0.96	(d)	1.04	(d)	0.34	(d)	366
10.33	0.64	30,318	0.55	(d)	0.63	(d)	0.75	(d)	366

10.30	1.10	808,034	0.79		0.87		0.53		359
10.26	0.62	491	1.18		1.62		0.15		359
10.23	0.65	95,446	1.15		1.62		0.18		359
10.27	1.45	1,265,479	0.45		0.53		0.87		359
10.25	0.84	69,463	0.95		1.03		0.39		359
10.30	1.25	36,019	0.54		0.62		0.77		359
10.23	1.11	1,013,335	0.82		0.87		0.61		312
10.20	0.69	1,033	1.35		1.62		0.09		312
10.17	0.74	126,533	1.31		1.62		0.12		312
10.20	1.56	1,512,908	0.48		0.53		0.95		312
10.19	1.05	128,073	0.98		1.03		0.45		312
10.24	1.46	9,395	0.57		0.62		0.85		312
10.37	3.38	1,503,139	0.84		0.88		1.53		175
10.33	2.78	3,797	1.44		1.63		1.05		175
10.30	2.53	179,424	1.59		1.63		0.80		175
10.33	3.64	1,921,023	0.50		0.54		1.84		175
10.32	3.23	190,628	1.00		1.04		1.31		175
10.37	3.64	3,366	0.59		0.63		1.54		175
10.36	5.90	933,942	0.86		0.91		2.63		308
10.32	5.29	5,698	1.46		1.66		2.01		308
10.30	5.25	122,944	1.61		1.66		1.84		308
10.33	6.28	850,831	0.52		0.57		3.11		308
10.31	5.76	85,020	1.02		1.07		2.43		308
10.36	6.16	62	0.61		0.66		2.99		308

10.14	5.23	393,830	0.88	(d)	0.94	(d)	4.11	(d)	61
10.10	4.88	7,975	1.48	(d)	1.69	(d)	3.52	(d)	61
10.07	4.83	40,967	1.63	(d)	1.69	(d)	3.36	(d)	61
10.11	5.29	761,654	0.53	(d)	0.59	(d)	4.44	(d)	61
10.09	5.08	8,429	1.03	(d)	1.09	(d)	3.96	(d)	61
10.14	3.67	10	0.63	(d)	0.69	(d)	4.30	(d)	61

9.79	5.25	303,073	0.90		0.97		3.85		102
9.76	4.65	9,263	1.50		1.71		3.26		102
9.73	4.51	29,944	1.65		1.72		3.10		102
9.77	5.77	630,240	0.54		0.61		4.23		102
9.75	5.14	8,141	1.04		1.10		3.68		102

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$9.96	$0.05		$0.19	$0.24	$(0.05)
2012 - C	9.97	0.04		0.19	0.23	(0.04)
2012 - Institutional	9.97	0.07		0.20	0.27	(0.07)
2012 - IR	9.97	0.06		0.20	0.26	(0.07)
2012 - R	9.97	0.04		0.20	0.24	(0.04)

FOR THE PERIOD ENDED MARCH 31,
2012 - A (Commenced February 29, 2012)	10.00	0.01		(0.04)	(0.03)	(0.01)
2012 - C (Commenced February 29, 2012)	10.00	—	(e)	(0.03)	(0.03)	— (e)
2012 - Institutional (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)
2012 - IR (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)
2012 - R (Commenced February 29, 2012)	10.00	—	(e)	(0.02)	(0.02)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$10.15	2.46%	$15,523	0.79%	2.44%	1.04%	657%
10.16	2.28	12	1.16	3.19	0.81	657
10.17	2.74	20,296	0.45	2.10	1.37	657
10.16	2.69	60	0.54	2.19	1.24	657
10.17	2.42	10	1.04	2.69	0.74	657

9.96	(0.34)	1,747	0.79	6.26	0.79	29
9.97	(0.28)	10	1.19	7.01	0.38	29
9.97	(0.21)	11,122	0.45	5.92	1.11	29
9.97	(0.22)	10	0.54	6.01	0.97	29
9.97	(0.25)	10	1.04	6.51	0.50	29

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Enhanced Income	A, B, Institutional, Administration and IR	Diversified
Government Income	A, B, C, Institutional, Service, IR and R	Diversified
High Quality Floating Rate†	A, Institutional, Service and IR	Diversified
Inflation Protected Securities	A, C, Institutional, IR and R	Diversified
Short Duration Government	A, B, C, Institutional, Service and IR	Diversified
Short Duration Income (Commenced February 29, 2012)	A, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.
†	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50% and 1.50%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, (2.00% to zero for Short Duration Government Fund), depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivatives contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recorded as deferred realized gains or losses and are recognized over the contract’s term/event with the exception of forward starting interest rate swaps whose realized gain or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Short Duration Income Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of the securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby the Funds sell mortgage backed securities and simultaneously contract with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, the Funds will not be entitled to accrue interest and principal payments on the securities sold.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized, but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations or other alternative pricing. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Funds agree to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in gains or losses.

iii.  Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms.

iv.  Swap Contracts — Swaps are marked to market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer, may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2012:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$243,731,260	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	82,811,195	23,053,138	—
Asset-Backed Securities	—	61,903,254	60,342
Foreign Debt Obligations	4,709,212	5,238,534	—
Government Guarantee Obligations	—	51,336,579	—
Short-term Investments	—	5,202,790	—
Total	$87,520,407	$390,465,555	$60,342

Derivative Type
Assets(a)
Futures Contracts	$20,903	$—	$—
Credit Default Swap Contracts	—	39,287	—
Total	$20,903	$39,287	$—
Liabilities(a)
Futures Contracts	$(36,517)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$365,818,535	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	124,062,009	204,642,730	—
Asset-Backed Securities	—	12,182,524	—
Government Guarantee Obligations	—	86,410,570	—
Municipal Debt Obligations	—	2,527,580	—
Short-term Investments	—	193,500,000	—
Total	$124,062,009	$865,081,939	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(12,000,313)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$533,897	$—
Futures Contracts(a)	1,371,409	—	—
Interest Rate Swap Contracts(a)	—	283,369	—
Total	$1,371,409	$817,266	$—
Liabilities
Futures Contracts(a)	$(642,129)	$—	$—
Interest Rate Swap Contracts(a)	—	(822,258)	—
Written Options Contracts	—	(198,440)	—
Total	$(642,129)	$(1,020,698)	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$1,509,900	$—
Mortgage-Backed Obligations	—	151,366,632	—
Asset-Backed Securities	—	79,199,613	668,609
Total	$—	$232,076,145	$668,609

Derivative Type
Assets
Options Purchased	$—	$426,113	$—
Futures Contracts(a)	264,565	—	—
Interest Rate Swap Contracts(a)	—	118,555	—
Total	$264,565	$544,668	$—
Liabilities
Futures Contracts(a)	$(252,648)	$—	$—
Interest Rate Swap Contracts(a)	—	(982,920)	—
Written Options Contracts	—	(79,326)	—
Total	$(252,648)	$(1,062,246)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$314,225,098	$—	$—
Short-term Investments	—	1,700,000	—
Total	$314,225,098	$1,700,000	$—

Derivative Type
Assets
Options Purchased	$—	$143,494	$—
Futures Contracts(a)	165,889	—	—
Total	$165,889	$143,494	$—
Liabilities(a)
Futures Contracts	$(235,527)	$—	$—
Interest Rate Swap Contracts	—	(19,281)	—
Total	$(235,527)	$(19,281)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$1,327,708,273	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	60,384,051	1,026,470,545	—
Short-term Investments	—	100,500,000	—
Total	$60,384,051	$2,454,678,818	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(84,516,757)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$1,916,661	$—
Futures Contracts(a)	1,221,209	—	—
Interest Rate Swap Contracts(a)	—	183,633	—
Total	$1,221,209	$2,100,294	$—
Liabilities
Futures Contracts(a)	$(1,055,896)	$—	$—
Interest Rate Swap Contracts(a)	—	(7,923,714)	—
Written Options Contracts	—	(897,623)	—
Total	$(1,055,896)	$(8,821,337)	$—

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$16,740,845	$—
Mortgage-Backed Obligations	—	10,467,269	—
Asset-Backed Securities	—	3,590,626	95,516
Foreign Debt Obligations	—	1,354,760	—
Municipal Debt Obligations	—	400,488	—
Short-term Investments	—	9,400,161	—
Total	$—	$41,954,149	$95,516
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,090,938)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$35,440	$—
Futures Contracts	50,699	—	—
Interest Rate Swap Contracts	—	978	—
Credit Default Swap Contracts	—	10,384	—
Total	$50,669	$46,802	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(32,828)	$—
Futures Contracts	(8,952)	—	—
Interest Rate Swap Contracts	—	(7,823)	—
Total	$(8,952)	$(40,651)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of these derivative contracts as of September 30, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Unrealized gain on futures variation margin	$20,903	(a)	Unrealized loss on futures variation margin	$(36,517)	(a)
Credit	Receivable for unrealized gain on swap contracts	39,287		—	—
Total		$60,190			$(36,517)

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$2,188,675	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Options written, at value	$(1,662,827)	(a)(b)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

High Quality Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$809,233	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Options written, at value	$(1,314,894)	(a)(b)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Unrealized gain on futures variation margin; Investments, at value	$309,383	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(254,808)	(a)(b)

Short Duration Government
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$3,321,503	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Options written, at value	$(9,877,233)	(a)(b)

Short Duration Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin;	$51,677	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(16,775)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	10,384		—	—
Currency	Receivable for forward foreign currency exchange contracts	35,440		Payable for forward foreign currency exchange contracts	(32,828)
Total		$97,501			$(49,603)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $822,258, $982,920, $19,281, $7,923,714 and $7,823 for Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(2,587,757)	$1,653,661	987
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	36,902	1,307	1
Total		$(2,550,855)	$1,654,968	988

Government Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$2,952,410	$1,060,992	2,639

High Quality Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(2,590,888)	$92,921	630

Inflation Protected Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$288,902	$(195,319)	442

Short Duration Government
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts, written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(14,457,142)	$(4,169,858)	8,962

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net unrealized gain (loss) on futures contracts, swap contracts	$5,562	$16,580	74
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,862	10,384	1
Currency	Net realized gain (loss) from foreign currency related transactions/Net unrealized gain (loss) on foreign currency related transactions	(5,654)	939	251
Total		$2,770	$27,903	326

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.23%[1]
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.53	[2]
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	[2]
Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.20	[2]
Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.47	0.42	[3]
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40
1	Effective July 30, 2012, the management fee waiver on the Enhanced Income Fund was discontinued. Prior to such date, the effective net management fee waiver was 0.05%.
2	GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.53%, 0.31% and 0.20% for the Government Income, High Quality Floating Rate and Inflation Protected Securities Funds, respectively, as an annual percentage rate of the average daily net assets of the Funds through at least July 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.
3	GSAM has voluntarily agreed to waive a portion of its management fee equal on an annualized basis to 0.05% as an annual percentage rate of the Fund’s average daily net assets. This management fee is temporary and may be modified at any time at the option of GSAM, without shareholder approval.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s Class B shares in an amount equal to a minimum of 0.15% as an annual percentage rate of the average daily net assets. Goldman Sachs has also agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to a minimum of 0.35% as an annual percentage rate of the average daily net assets. These arrangements will remain in place through at least July 27, 2013 for Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

For the six months ended September 30, 2012, Goldman Sachs waived a portion of the distribution and service fees equal to 0.10% of the average daily net assets attributable to Class B shares of the Enhanced Income Fund, 0.32% and 0.38% of the average daily net assets attributable to the Class B and Class C shares of the Short Duration Government Fund and 0.38% of the average daily net assets attributable to the Class C shares of the Short Duration Income Fund.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended September 30, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Enhanced Income	$200	$—	N/A
Government Income	4,700	—	$—	*
High Quality Floating Rate	200	N/A	N/A
Inflation Protected Securities	7,000	N/A	—	*
Short Duration Government	2,500	—	—	*
Short Duration Income	—	N/A	—

*	Amount is less than $50.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. In addition, the Trust, on behalf of the Enhanced Income Fund, has adopted an Administration Plan for Administration Shares. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

For the six months ended September 30, 2012, Goldman Sachs waived a portion of the service fees equal to 0.01% of the average daily net assets attributable to the Service Shares of the High Quality Floating Rate Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional, Administration and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds as an annual percentage rate of average daily net assets are 0.064%, 0.004%, 0.054%, 0.044%, 0.004% and 0.014%, respectively. This Other Expense reimbursement will remain in place through at least July 27, 2013. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the six months ended September 30, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers
Fund	Management Fees	Class B Distribution and Service Fees		Class C Distribution and Service Fees		Service Class Fees		Custody Fee Credits		Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$85	$—	*	N/A		N/A		$—	*	$—	$85
Government Income	41	—		$—		$—		—	*	330	371
High Quality Floating Rate	124	N/A		N/A		—	*	1		140	265
Inflation Protected Securities	203	N/A		—		N/A		—	*	94	297
Short Duration Government	528	—	*	169		—		6		276	979
Short Duration Income	—	N/A		—	*	N/A		—	*	246	246

*	Amount is less than $500.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of September 30, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Enhanced Income	$107	$18	$24	$149
Government Income	362	119	59	540
High Quality Floating Rate	64	15	14	93
Inflation Protected Securities	52	41	20	113
Short Duration Government	756	179	124	1,059
Short Duration Income	10	3	2	15

G.  Line of Credit Facility — As of September 30, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2012, Goldman Sachs earned approximately $9,600, $28,100, $8,000, $5,400, $115,000, and $1,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds, respectively.

As of September 30, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Service, Class IR and Class R Shares of the following fund:

Fund	Class C	Institutional Class	Class IR	Class R
Short Duration Income	88%	50%	17%	100%

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2012, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$152,090,736	$89,855,312	$120,274,286	$131,881,509
Government Income	4,404,226,668	6,585,963	4,460,627,461	40,514,760
High Quality Floating Rate	559,443,372	43,635,241	621,058,927	89,285,774
Inflation Protected Securities	360,974,325	—	368,650,678	—
Short Duration Government	9,101,594,611	9,080,395	8,875,788,509	139,732,184
Short Duration Income	159,898,781	16,476,143	156,010,789	1,429,896

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2012, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income
Capital loss carryforwards:(1)
Expiring 2013	$(352,397)	$—	$(7,818,636)	$—	$—	$—
Expiring 2014	(320,682)	—	(2,842,873)	—	—	—
Expiring 2015	(987,433)	—	(4,261,952)	—	—	—
Expiring 2016	(2,472,185)	—	—	—	—	—
Expiring 2018	(1,658,767)	—	(21,924,176)	—	—	—
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—
Perpetual Short-Term	(2,846,058)	—	—	—	—	—
Perpetual Long-Term	(3,569,847)	—	(2,725,060)	—	—	—
Total capital loss carryforwards	$(21,263,763)	$—	$(41,988,423)	$—	$—	$—
Timing differences (Income Distributions Payable, Post-October and Straddle Loss Deferrals)	$(157,720)	$(3,745,397)	$(110,929)	$(5,412,122)	$(683,923)	$—

(1)	Except for perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of September 30, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income
Tax Cost	$473,271,668	$966,440,411	$231,106,479	$297,216,854	$2,481,440,352	$41,849,716
Gross unrealized gain	5,225,703	24,162,085	2,652,878	19,314,251	37,094,840	246,539
Gross unrealized loss	(451,067)	(924,651)	(588,490)	(462,513)	(1,555,662)	(46,590)
Net unrealized security gain	$4,774,636	$23,237,434	$2,064,388	$18,851,738	$35,539,178	$199,949

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, and differences related to the tax treatment of inflation protected securities, swap transactions, premium amortization and the accretion of market discount.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

10. OTHER MATTERS

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,347,585	$12,783,811	8,429,169	$80,441,213
Reinvestment of distributions	37,916	359,636	175,366	1,668,251
Shares converted from Class B(a)	10,223	97,125	28,534	271,009
Shares redeemed	(4,207,561)	(39,913,141)	(20,508,985)	(194,751,596)
	(2,811,837)	(26,672,569)	(11,875,916)	(112,371,123)
Class B Shares
Shares sold	1	7	3	28
Reinvestment of distributions	20	195	134	1,274
Shares converted to Class A(a)	(10,242)	(97,125)	(28,583)	(271,009)
Shares redeemed	(11,121)	(105,333)	(18,236)	(173,216)
	(21,342)	(202,256)	(46,682)	(442,923)
Institutional Shares
Shares sold	23,061,219	218,392,506	28,766,612	273,385,851
Reinvestment of distributions	219,986	2,084,439	593,038	5,635,455
Shares redeemed	(20,311,419)	(192,347,678)	(47,934,529)	(455,049,701)
	2,969,786	28,129,267	(18,574,879)	(176,028,395)
Administration Shares
Shares sold	1,167	11,096	151,985	1,455,717
Reinvestment of distributions	197	1,865	1,176	11,211
Shares redeemed	(60,540)	(574,894)	(265,094)	(2,530,998)
	(59,176)	(561,933)	(111,933)	(1,064,070)
Class IR Shares
Shares sold	11,809	111,830	500,051	4,753,449
Reinvestment of distributions	1,010	9,572	2,579	24,400
Shares redeemed	(44,333)	(419,837)	(287,412)	(2,719,013)
	(31,514)	(298,435)	215,218	2,058,836
NET INCREASE (DECREASE)	45,917	$394,074	(30,394,192)	$(287,847,675)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Income Fund

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,547,709	$39,751,860	8,615,857	$133,101,236
Reinvestment of distributions	132,123	2,063,751	799,473	12,319,251
Shares converted from Class B(a)	26,992	421,515	135,799	2,090,244
Shares redeemed	(5,108,563)	(79,636,184)	(13,386,289)	(206,021,816)
	(2,401,739)	(37,399,058)	(3,835,160)	(58,511,085)
Class B Shares
Shares sold	23,590	367,401	144,496	2,237,029
Reinvestment of distributions	1,411	21,986	20,102	309,648
Shares converted to Class A(a)	(26,992)	(421,515)	(135,799)	(2,090,244)
Shares redeemed	(128,499)	(2,006,623)	(402,177)	(6,174,441)
	(130,490)	(2,038,751)	(373,378)	(5,718,008)
Class C Shares
Shares sold	257,022	4,004,989	751,404	11,613,084
Reinvestment of distributions	3,500	54,565	40,473	623,524
Shares redeemed	(409,326)	(6,379,779)	(926,393)	(14,208,849)
	(148,804)	(2,320,225)	(134,516)	(1,972,241)
Institutional Shares
Shares sold	7,987,950	124,508,272	8,898,646	136,524,936
Reinvestment of distributions	95,283	1,487,219	428,891	6,599,400
Shares redeemed	(3,743,890)	(58,319,730)	(11,432,867)	(176,286,916)
	4,339,343	67,675,761	(2,105,330)	(33,162,580)
Service Shares
Shares sold	889,341	13,862,048	2,533,550	39,200,159
Reinvestment of distributions	22,675	353,244	159,635	2,453,781
Shares redeemed	(1,151,968)	(17,919,313)	(3,420,316)	(52,593,519)
	(239,952)	(3,704,021)	(727,131)	(10,939,579)
Class IR Shares
Shares sold	86,319	1,351,745	80,709	1,251,366
Reinvestment of distributions	944	14,755	2,823	43,524
Shares redeemed	(80,048)	(1,252,206)	(19,231)	(298,165)
	7,215	114,294	64,301	996,725
Class R Shares
Shares sold	312,006	4,855,401	544,571	8,381,123
Reinvestment of distributions	6,673	104,105	36,729	565,384
Shares redeemed	(183,496)	(2,857,732)	(186,261)	(2,865,105)
	135,183	2,101,774	395,039	6,081,402
NET INCREASE (DECREASE)	1,560,756	$24,429,774	(6,716,175)	$(103,225,366)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Quality Floating Rate Fund(a)

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,478,120	$12,927,861	7,247,868	$63,621,275
Reinvestment of distributions	18,395	161,041	25,921	227,233
Shares redeemed	(3,244,535)	(28,411,476)	(10,953,976)	(96,102,133)
	(1,748,020)	(15,322,574)	(3,680,187)	(32,253,625)
Institutional Shares
Shares sold	2,254,769	19,729,793	11,272,574	98,930,807
Reinvestment of distributions	66,377	581,367	118,287	1,037,559
Shares redeemed	(9,315,851)	(81,619,441)	(20,473,420)	(179,568,546)
	(6,994,705)	(61,308,281)	(9,082,559)	(79,600,180)
Service Shares
Shares sold	224	1,973	2,261	19,939
Reinvestment of distributions	59	520	87	764
Shares redeemed	(31,691)	(278,418)	(55,790)	(491,190)
	(31,408)	(275,925)	(53,442)	(470,487)
Class IR Shares
Shares sold	181,084	1,584,022	86,546	758,864
Reinvestment of distributions	509	4,449	418	3,661
Shares redeemed	(38,188)	(333,800)	(111,399)	(978,710)
	143,405	1,254,671	(24,435)	(216,185)
NET DECREASE	(8,630,728)	$(75,652,109)	(12,840,623)	$(112,540,477)

(a)	Formerly known as Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Inflation Protected Securities Fund

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,090,155	$24,107,776	8,459,060	$97,217,003
Reinvestment of distributions	85,622	990,286	862,847	9,661,381
Shares redeemed	(3,814,704)	(43,736,473)	(5,523,827)	(63,283,577)
	(1,638,927)	(18,638,411)	3,798,080	43,594,807
Class C Shares
Shares sold	156,869	1,812,222	952,079	10,899,837
Reinvestment of distributions	7,205	83,696	117,346	1,316,371
Shares redeemed	(457,904)	(5,258,875)	(911,224)	(10,368,501)
	(293,830)	(3,362,957)	158,201	1,847,707
Institutional Shares
Shares sold	2,324,509	26,950,229	8,194,745	94,166,957
Reinvestment of distributions	130,007	1,508,840	1,022,642	11,505,098
Shares redeemed	(1,308,326)	(15,097,311)	(4,890,767)	(56,744,577)
	1,146,190	13,361,758	4,326,620	48,927,478
Class IR Shares
Shares sold	450,800	5,172,693	223,482	2,588,316
Reinvestment of distributions	2,636	30,553	16,313	182,259
Shares redeemed	(107,405)	(1,247,646)	(215,135)	(2,433,385)
	346,031	3,955,600	24,660	337,190
Class R Shares
Shares sold	56,274	649,859	62,678	716,385
Reinvestment of distributions	1,085	12,585	10,367	116,369
Shares redeemed	(26,260)	(303,346)	(51,306)	(594,078)
	31,099	359,098	21,739	238,676
NET INCREASE (DECREASE)	(409,437)	$(4,324,912)	8,329,300	$94,945,858

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,453,022	$118,022,658	36,619,021	$376,296,790
Reinvestment of distributions	141,848	1,462,128	334,226	3,435,497
Shares converted from Class B(a)	362	3,739	3,645	37,452
Shares redeemed	(25,904,567)	(266,875,252)	(57,503,050)	(591,029,107)
	(14,309,335)	(147,386,727)	(20,546,158)	(211,259,368)
Class B Shares
Shares sold	—	—	2	22
Reinvestment of distributions	4	36	22	228
Shares converted to Class A(a)	(364)	(3,739)	(3,659)	(37,452)
Shares redeemed	(9,614)	(98,732)	(49,833)	(510,729)
	(9,974)	(102,435)	(53,468)	(547,931)
Class C Shares
Shares sold	307,063	3,143,399	1,817,829	18,562,941
Reinvestment of distributions	2,314	23,684	4,672	47,665
Shares redeemed	(1,620,838)	(16,592,544)	(4,938,344)	(50,422,502)
	(1,311,461)	(13,425,461)	(3,115,843)	(31,811,896)
Institutional Shares
Shares sold	21,955,559	225,440,377	80,953,973	829,714,176
Reinvestment of distributions	408,090	4,191,556	892,936	9,149,548
Shares redeemed	(30,485,465)	(313,021,629)	(106,872,813)	(1,094,993,778)
	(8,121,816)	(83,389,696)	(25,025,904)	(256,130,054)
Service Shares
Shares sold	278,626	2,856,668	949,254	9,714,157
Reinvestment of distributions	8,098	83,068	18,909	193,402
Shares redeemed	(1,059,937)	(10,871,537)	(6,764,372)	(69,168,267)
	(773,213)	(7,931,801)	(5,796,209)	(59,260,708)
Class IR Shares
Shares sold	574,278	5,921,477	4,920,960	50,630,507
Reinvestment of distributions	10,278	105,980	17,817	183,253
Shares redeemed	(1,145,810)	(11,809,621)	(2,360,901)	(24,290,517)
	(561,254)	(5,782,164)	2,577,876	26,523,243
NET DECREASE	(25,087,053)	$(258,018,284)	(51,959,706)	$(532,486,714)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Income Fund(a)

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Period Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,476,609	$14,815,337	175,392	$1,745,031
Reinvestment of distributions	4,828	48,617	34	337
Shares redeemed	(128,211)	(1,283,856)	(2)	(26)
	1,353,226	13,580,098	175,424	1,745,342
Class C Shares
Shares sold	66,295	666,757	1,001	10,011
Reinvestment of distributions	32	324	—	—
Shares redeemed	(66,189)	(667,330)	(1)	(10)
	138	(249)	1,000	10,001
Institutional Shares
Shares sold	874,212	8,826,600	1,114,759	11,140,820
Reinvestment of distributions	9,982	100,551	982	9,789
Shares redeemed	(3,609)	(36,012)	(2)	(15)
	880,585	8,891,139	1,115,739	11,150,594
Class IR Shares
Shares sold	4,882	49,600	1,001	10,010
Reinvestment of distributions	7	77	1	8
Shares redeemed	—	—	(1)	(10)
	4,889	49,677	1,001	10,008
Class R Shares
Shares sold	—	—	1,001	10,015
Reinvestment of distributions	5	41	—	—
Shares redeemed	—	—	(1)	(10)
	5	41	1,000	10,005
NET INCREASE	2,238,843	$22,520,706	1,294,164	$12,925,950

(a)	Commenced operations on February 29, 2012.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund(a)
Share Class	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*
Class A
Actual	$1,000.00	$1,005.90		$3.32	$1,000.00	$1,028.30		$4.63	$1,000.00	$1,002.20		$3.71
Hypothetical 5% return	1,000.00	1,021.76	+	3.35	1,000.00	1,020.51	+	4.61	1,000.00	1,021.36	+	3.75
Class B
Actual	1,000.00	1,002.60		6.58	1,000.00	1,024.50		8.42	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.50	+	6.63	1,000.00	1,016.75	+	8.39	N/A	N/A		N/A
Class C
Actual	N/A	N/A		N/A	1,000.00	1,024.40		8.42	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.75	+	8.39	N/A	N/A		N/A
Institutional
Actual	1,000.00	1,007.60		1.61	1,000.00	1,029.60		2.90	1,000.00	1,005.00		2.01
Hypothetical 5% return	1,000.00	1,023.46	+	1.62	1,000.00	1,022.21	+	2.89	1,000.00	1,023.06	+	2.03
Administration
Actual	1,000.00	1,006.30		2.87	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.21	+	2.89	N/A	N/A		N/A	N/A	N/A		N/A
Service
Actual	N/A	N/A		N/A	1,000.00	1,027.50		5.44	1,000.00	1,002.50		4.52
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.70	+	5.42	1,000.00	1,020.56	+	4.56
Class IR
Actual	1,000.00	1,007.10		2.06	1,000.00	1,029.60		3.36	1,000.00	1,004.50		2.46
Hypothetical 5% return	1,000.00	1,023.01	+	2.08	1,000.00	1,021.76	+	3.35	1,000.00	1,022.61	+	2.48
Class R
Actual	N/A	N/A		N/A	1,000.00	1,027.70		5.90	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.25	+	5.87	N/A	N/A		N/A

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2012 (Unaudited) (continued)

	Inflation Protected Securities Fund				Short Duration Government Fund				Short Duration Income Fund
Share Class	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*
Class A
Actual	$1,000.00	$1,053.90		$3.19	$1,000.00	$1,005.10		$4.02	$1,000.00	$1,024.60		$4.01
Hypothetical 5% return	1,000.00	1,021.96	+	3.14	1,000.00	1,021.06	+	4.05	1,000.00	1,021.11	+	4.00
Class B
Actual	N/A	N/A		N/A	1,000.00	1,003.00		6.23	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.85	+	6.28	N/A	N/A		N/A
Class C
Actual	1,000.00	1,049.90		7.04	1,000.00	1,003.30		5.93	1,000.00	1,022.80		5.88
Hypothetical 5% return	1,000.00	1,018.20	+	6.93	1,000.00	1,019.15	+	5.97	1,000.00	1,019.25	+	5.87
Institutional
Actual	1,000.00	1,055.60		1.44	1,000.00	1,005.90		2.31	1,000.00	1,027.40		2.29
Hypothetical 5% return	1,000.00	1,023.66	+	1.42	1,000.00	1,022.76	+	2.33	1,000.00	1,022.81	+	2.28
Service
Actual	N/A	N/A		N/A	1,000.00	1,004.30		4.82	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.26	+	4.86	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,055.20		1.91	1,000.00	1,006.40		2.77	1,000.00	1,026.90		2.74
Hypothetical 5% return	1,000.00	1,023.21	+	1.88	1,000.00	1,022.31	+	2.79	1,000.00	1,022.36	+	2.74
Class R
Actual	1,000.00	1,051.60		4.47	N/A	N/A		N/A	1,000.00	1,024.20		5.28
Hypothetical 5% return	1,000.00	1,020.71	+	4.41	N/A	N/A		N/A	1,000.00	1,019.85	+	5.27

(a)	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	0.66%	1.31%	N/A	0.32%	0.57%	N/A	0.41%	N/A
Government Income	0.91	1.66	1.66%	0.57	N/A	1.07%	0.66	1.16%
High Quality Floating Rate	0.74	N/A	N/A	0.40	N/A	0.90	0.49	N/A
Inflation Protected Securities	0.62	N/A	1.37	0.28	N/A	N/A	0.37	0.87
Short Duration Government	0.80	1.24	1.18	0.46	N/A	0.96	0.55	N/A
Short Duration Income	0.79	N/A	1.16	0.45	N/A	N/A	0.54	1.04

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Enhanced Income, Goldman Sachs Government Income, Goldman Sachs Inflation Protected Securities, Goldman Sachs Short Duration Government, Goldman Sachs Short Duration Income and Goldman Sachs High Quality Floating Rate (formerly, Goldman Sachs Ultra-Short Duration Government Fund) Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(b)	information on the investment performance of the Funds, including, with respect to each Fund (except for the Short Duration Income Fund, which commenced operations in 2012), comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Adviser (in the case of the Enhanced Income, Inflation Protected Securities and Short Duration Government Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s (with the exception of the Short Duration Income Fund) expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive a portion of its management fee (with respect to each Fund other than the Enhanced Income Fund) and limit certain expenses of each of the Funds that exceed specified levels; the undertakings of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor, to waive a portion of the distribution and service fees paid by the Short Duration Government Fund’s Class B and Class C Shares and the Short Duration Income Fund’s Class C Shares; and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds (with the exception of the Short Duration Income Fund) and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by those Funds offering Service or Administration Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of the Investment Adviser’s various portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (except for the Short Duration Income Fund, which commenced operations in 2012) to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information for each Fund prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed the investment performance of each Fund (with the exception of the Short Duration Income Fund) over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds (except for the Short Duration Income Fund) over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions and credit and duration parameters. The Trustees also received information comparing the Enhanced Income, Inflation Protected Securities and Short Duration Government Funds’ performance to that of comparable institutional composites managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees noted that the Enhanced Income and High Quality Floating Rate Funds had placed in the bottom half of their respective peer groups during the one-, three-, five-, and ten-year periods, outperformed their respective benchmark indexes for the three-year period, and underperformed their respective benchmark indexes for the one-, five-, and ten-year periods ended March 31, 2012. They also noted that the Trustees had recently approved a proposal to rename and modify the investment policies of the High Quality Floating Rate Fund (formerly, the Ultra-Short Duration Government Fund). They noted that the Government Income Fund had placed in the top half of its peer group for the ten-year period, the bottom half of its peer group for the one-, three-, and five-year periods, outperformed its benchmark index for the three-year period, and underperformed its benchmark index for the one-, five-, and ten-year periods ended March 31, 2012. The Independent Trustees noted that the Inflation Protected Securities Fund had placed in the top half of its peer group during the one- and three-year periods and underperformed its benchmark index during the one- and three-year periods ended March 31, 2012. They further noted that the Short Duration Government Fund had placed in the top half of its peer group during the five- and ten-year periods, in the bottom half of its peer group during the one- and three-year periods, outperformed its benchmark index during the three-, five-, and ten-year periods, and underperformed its benchmark index during the one-year period ended March 31, 2012. They noted the addition of certain key hires to the Fixed Income Team in 2011, and that the Fixed Income Team had adjusted its investment process and scenario analysis in 2011 in an effort to provide stronger investment performance.

The Trustees noted that the Short Duration Income Fund had launched on February 29, 2012 and did not yet have a meaningful performance history.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (estimates were provided for the Short Duration Income Fund). The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (four- and one-year, in the case of the Inflation Protected Securities and Short Duration Income Funds, respectively), comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to each Fund other than the Enhanced Income Fund) and limit certain expenses of each of the Funds that exceed specified levels, and Goldman Sachs’s undertakings to waive a portion of the distribution and service fees paid by the Short Duration Government Fund’s Class B and Class C Shares and the Short Duration Income Fund’s Class C Shares. The Trustees also noted that a change was being made to the existing fee waiver arrangement for the Enhanced Income Fund that would have the effect of increasing total Fund expenses, with such change taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreements.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (with the exception of the Short Duration Income Fund, which commenced operations in 2012). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund (with the exception of the Short Duration Income Fund) were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
First $1 billion	0.25%	0.54%	0.40%	0.33%	0.50%	0.40%
Next $1 billion	0.23	0.49	0.36	0.30	0.45	0.36
Next $3 billion	0.22	0.47	0.34	0.28	0.43	0.34
Next $3 billion	0.22	0.46	0.33	0.27	0.42	0.33
Over $8 billion	0.22	0.45	0.32	0.26	0.41	0.32

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to each Fund other than the Enhanced Income Fund) and limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Short Duration Government Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2013.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $735.5 billion in assets under management as of September 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios[6]
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]

Since October 18, 2012, shares of the Goldman Sachs Brazil Equity, India Equity and Korea Equity Funds (each, a “Fund,” and collectively, the “Funds”) have not been available for purchase by investors. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[6]

Since July 28, 2012, shares of each of the Goldman Sachs Retirement Strategy Portfolios (the “Portfolios”) have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of September 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 86383.MF.MED.TMPL / 11/2012 SDFISAR12 / 46.7K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 19, 2012

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	November 16, 2012